CARILLON FUND, INC.
-----------------------------------------------------------------

   Carillon Fund, Inc. (the "Fund"), is a no-load, diversified, open-end management investment company which is intended to meet a wide range of investment objectives with its four separate Port-folios: Equity Portfolio, Bond Portfolio, Capital Portfolio and S&P 500 Index Portfolio. Each Portfolio generally operates as a separate fund issuing its own shares.

   The Equity Portfolio seeks primarily long-term appreciation of capital, without incurring unduly high risk, by investing primarily in common stocks and other equity securities. Current income is a secondary objective.

   The Bond Portfolio seeks as high a level of current income as is consistent with reasonable investment risk, by investing primarily in long-term, fixed-income, investment-grade corporate bonds.

   The Capital Portfolio seeks to provide the highest total return through a combination of income and capital appreciation consistent with the reasonable risks associated with an investment portfolio of above-average quality by investing in equity securities, debt instruments and money market instruments.

   The S&P 500 Index Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index.

   There can be no assurance that any Portfolio will achieve its objectives.

  This Prospectus sets forth concisely the information that a prospective investor should know before investing in the Fund, and it should be read and kept for future reference. A Statement of Additional Information dated December 28, 1995, which contains further information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling the Fund at
(513) 595-2600, or by writing the Fund at P.O. Box 40409, Cincinnati, Ohio 45240-0409.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED
UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTA-
TION TO THE CONTRARY IS A CRIMINAL OFFENSE.

              December 28, 1995

---------------------------------------------------------------

UCCF 514 12-95

                         CARILLON FUND, INC.


                          TABLE OF CONTENTS

                                                 Page
The Fund ..........................................  2

Annual Fund Operating Expenses ....................  3

Financial Highlights ..............................  4

Investment Objectives and Policies ................  6
 Equity Portfolio .................................  6
 Bond Portfolio ...................................  7
 Capital Portfolio ................................  8
 S&P 500 Index Portfolio ..........................  9
 Principal Risk Factors ...........................  9
 Repurchase Agreements ............................ 10
 Reverse Repurchase Agreements .................... 11
 Futures Contracts and
   Options on Futures Contracts ................... 11
 Options .......................................... 11
 Options on Securities Indices .................... 12
 Collateralized Mortgage Obligations .............. 12
 Lending Portfolio Securities ..................... 12
 Other Information ................................ 13
The Fund and Its Management ....................... 13
 Investment Adviser ............................... 13
 Advisory Fee ..................................... 13
 Expenses ......................................... 14
 Capital Stock .................................... 14
Purchase and Redemption of Shares ................. 14
Dividends and Distributions ....................... 15
Taxes ............................................. 15
Custodian, Transfer and
 Dividend Disbursing Agent ........................ 15

Appendix
 Bond and Commercial Paper Ratings ................ 16

           -------------------------


                     THE FUND

   Carillon Fund, Inc. (the "Fund"), a Maryland corporation, is a no-load, diversified, open-end investment company. The Fund has four Portfolios, which in many ways operate as separate funds issuing separate classes of common stock. An interest in the Fund is limited to the assets of the Portfolio in which shares are held, and shareholders of each Portfolio are entitled to a pro rata share of all dividends and distributions arising from the net income and capital gains on the investments of such Portfolio.

   Currently, the shares of the Fund are sold only to The Union Central Life Insurance Company ("Union Central") and to certain of its separate accounts to fund the benefits under certain variable annuity contracts and variable universal life insurance policies (the "contracts") issued by Union Central. The separate accounts invest in shares of the Fund in accordance with allocation instructions received from Contract Owners.

   To the extent that the shares of the Fund's four Portfolios are sold to Union Central in order to fund the benefits under the contracts, the structure of the Fund permits Contract Owners, within the limitations described in the contracts, to determine the type of investment underlying their contracts in response to or in anticipation of changes in market or economic conditions. Contract Owners should consider that the investment return experience of the Portfolio or Portfolios they select will affect the value of the contract and the amount of annuity payments received under a contract. See the attached Prospectus for the Flexible Premium Deferred Variable Annuity for a description of the relationship between increases or decreases in the net asset value of Fund shares (and any distributions on such shares) and the benefits provided under a contract.

               ANNUAL FUND OPERATING EXPENSES

EXPENSES (as a percentage of average net assets)


                                                               S&P 500
                           Equity      Bond        Capital     Index
                           Portfolio   Portfolio   Portfolio   Portfolio
------------------------------------------------------------------------
Management Fees            .61%        .50%        .70%        .30%
Other Expenses             .08%        .18%        .10%        .30%<F1>

Total Operating Expenses   .69%        .68%        .80%        .60%<F1>



<F1>
"Other Expenses" for the S&P 500 Index Portfolio are based on estimates. Total Operating Expenses in excess of .60% for that Portfolio are paid by the investment adviser.


EXAMPLE

The table below shows the amount of expenses a Shareholder would pay on a $1,000 investment assuming a 5% annual return.<F1>

                           1 Year      3 Years     5 Years     10 Years
-----------------------------------------------------------------------
Equity Portfolio           $ 7         $22         $38         $86

Bond Portfolio             $ 7         $22         $38         $85

Capital Portfolio          $ 8         $26         $44         $99

S&P 500 Index Portfolio    $ 6         $19         $34         $75

<F1>
The 5% annual return is a standardized rate prescribed for the purpose of this example and does not represent the past or future return of the Fund.

   The purpose of this table is to assist the Contract Owner in understanding the various expenses that the Contract Owner will bear indirectly by providing information on expenses associated with the Contract's investment in the Fund. This table does not include any contract or variable account charges.

   This table should not be considered a representation of past or future expenses and the actual expenses that will be paid may be greater or lesser than those shown.

                      FINANCIAL HIGHLIGHTS

The financial information in the tables which follow (pages 4-6), insofar as it pertains to each of the five years in the period ended December 31, 1994, have been audited in conjunction with the annual audit of the financial statements of the Fund by Price Waterhouse LLP, independent accountants, whose unqualified report thereon is included in the Statement of Additional Information. These financial highlights should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's annual report which may be obtained without charge. (See "Other Information" below.)

                                        Equity Portfolio
-----------------------------------------------------------------------------
                                    Year ended December 31,
-----------------------------------------------------------------------------
                       1994        1993       1992        1991        1990
-----------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period   $14.58      $13.74      12.60        8.81       10.79

Investment Activities:
 Net investment income    .20         .16        .19         .20<F1>     .28<F1>
 Net realized and
 unrealized gains
 (losses)                 .31        1.69       1.27        3.79       (1.91)
                       ------      ------      -----       -----       -----
Total from Investment
 Operations               .51        1.85       1.46        3.99       (1.63)

Distributions:
 Net investment income   (.19)       (.16)      (.19)       (.20)       (.31)
 Net realized gains      (.60)       (.85)      (.13)         -         (.04)
Total Distributions      (.79)      (1.01)      (.32)       (.20)       (.35)
                       ------      ------      -----       -----       -----
Net Asset Value,
 End of period         $14.30      $14.58     $13.74      $12.60       $8.81
                       ======      ======     ======      ======       =====
Ratios/Supplemental
 Data:
 Total Return            3.42%      14.11%     11.78%      45.55%     (15.45%)

 Ratio of Expenses to
  Average Net Assets      .69%        .70%       .72%        .75%<F1>    .82%<F1>

 Ratio of Net
  Investment Income
  to Average
  Net Assets             1.45%       1.18%      1.47%       1.79%<F1>   2.98%<F1>

 Portfolio Turnover
  Rate                  40.33%      37.93%     46.75%      55.17%      99.90%

Net Assets,
 End of Period         157,696,276 138,238,591 102,306,028 79,352,448 52,513,701

<F1>
Net of expenses waived by the Adviser of $.002 per share in 1991 and $.01 per share in 1990.

                                          Equity Portfolio
------------------------------------------------------------------------------
                                       Year ended December 31,
--------------------------------------------------------------------------------
                         1989        1988      1987        1986       1985
--------------------------------------------------------------------------------

Net Asset Value,
 Beginning of Period      10.88       8.57        9.62      12.72       10.43

Investment Activities:
 Net investment income      .58        .38         .34        .55         .54
 Net realized and
 unrealized gains
 (losses)                   .69       2.33        (.22)      1.08        2.28
                         ------      ------      -----       -----      -----
Total from Investment
 Operations                1.27       3.71         .12       1.63        2.82

Distributions:
 Net investment income     (.59)      (.34)       (.35)      (.56)       (.53)
 Net realized gains        (.77)      (.06)       (.82)     (4.17)        -
                         ------      ------      -----      -----       -----
Total Distributions       (1.36)      (.40)      (1.17)     (4.73)       (.53)

Net Asset Value,
 End of period           $10.79     $10.88      $ 8.57     $ 9.62      $12.72
                         ======     ======      ======     ======      ======
Ratios/Supplemental
 Data:
 Total Return             11.79%     31.79%        .85%     12.72%      27.65%

 Ratio of Expenses to
  Average Net Assets        .95%       .95%        .97%       .89%       1.00%

 Ratio of Net
  Investment Income
  to Average Net Assets    5.34%      3.74%       3.30%      3.78%       4.86%

 Portfolio Turnover Rate  61.49%     57.98%      70.17%     84.23%      49.88%

Net Assets,
 End of Period           56,193,553 37,723,446 28,914,896 17,955,862  20,463,116

/TABLE

                   FINANCIAL HIGHLIGHTS

                     (Continued)


                                             Bond Portfolio
---------------------------------------------------------------------------------
                                          Year ended December 31,
---------------------------------------------------------------------------------
                       1994        1993        1992        1991        1990
---------------------------------------------------------------------------------

Net Asset Value,
 Beginning of Period    $11.30       $10.91      $10.96       $10.10       $10.02

Investment Activities:
 Net investment income     .77          .73         .82          .86          .81
 Net realized and
  unrealized gains
  (losses)                (.95)         .54        (.01)         .87          .03
                        ------       ------      ------       ------       ------
Total from Investment
 Operations               (.18)        1.27         .81         1.73          .84

Distributions:
 Net investment income    (.78)        (.73)       (.82)        (.87)        (.76)
 Net realized gains       (.30)        (.15)       (.04)          -            -
                        ------       ------      ------       ------       ------
Total Distributions      (1.08)        (.88)       (.86)        (.87)        (.76)

Net Asset Value,
 End of period          $10.04       $11.30      $10.91       $10.96       $10.10

Ratios/Supplemental Data:
 Total Return            (1.63%)      11.94%       7.65%       17.89%        8.66%

 Ratio of Expenses to
  Average Net Assets       .68%         .66%        .69%         .73%         .79%

 Ratio of Net Investment
  Income to Average
  Net Assets              7.21%        6.65%       7.59%        8.27%        8.57%

 Portfolio Turnover
  Rate                   70.27%      137.46%      40.91%       39.82%      110.90%

Net Assets,
 End of Period         $55,929,272 $54,128,345 $38,556,504 $31,008,756 $24,445,631

/TABLE

                                             Bond Portfolio
---------------------------------------------------------------------------------
                                          Year ended December 31,
---------------------------------------------------------------------------------
                       1989        1988        1987        1986        1985
--------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period    $ 9.82      $ 9.96      $10.51      $11.22      $10.44

Investment Activities:
Net investment income      .83         .85         .82        1.12        1.00
Net realized and
  unrealized gains
  (losses)                 .20        (.13)       (.51)        .67         .77
                        ------      ------      ------      ------      ------
Total from Investment
 Operations               1.03         .72         .31        1.79        1.77

Distributions:
Net investment income     (.83)       (.86)       (.86)      (1.13)       (.99)
Net realized gains          -           -           -        (1.37)         -
                        ------      ------      ------      ------      ------
Total Distributions       (.83)       (.86)       (.86)      (2.50)       (.99)

Net Asset Value,
 End of period           $10.02      $ 9.82      $ 9.96      $10.51      $11.22

Ratios/Supplemental
 Data:
 Total Return            10.72%       7.36%       3.15%      16.59%      17.78%

 Ratio of Expenses to
  Average Net Assets       .86%        .82%        .72%        .65%        .71%

 Ratio of Net
  Investment
  Income to Average
  Net Assets              8.38%       8.34%       8.34%       8.65%       9.94%

 Portfolio Turnover
   Rate                  17.70%      24.11%      80.35%     103.44%      92.43%

Net Assets,
 End of Period         $15,940,670 $12,460,027 $15,796,363 $11,487,084 $14,688,626


                           FINANCIAL HIGHLIGHTS

                              (Continued)

                                                Capital Portfolio
-------------------------------------------------------------------------------
                                 Year ended December 31,              Period Ended
                         -----------------------------------------    December 31,


                       1994         1993         1992        1991        1990<F1>
--------------------------------------------------------------------------------
Net asset value:
 Beginning of period   $13.81       $12.99       $12.82      $10.57      $10.95

Investment Activities:
 Net investment income    .52          .43          .42         .47         .34
 Net realized and
   unrealized gains
   (losses)              (.39)        1.17          .56        2.25        (.40)
                       ------       ------      ------       ------      ------
Total from Investment
  Operations              .13         1.60          .98        2.72        (.06)

Distributions:
 Net investment income   (.52)        (.42)        (.42)       (.47)       (.32)
 Net realized gains      (.23)        (.36)        (.39)        .00         .00
                       ------       ------        ------      ------      ------
Total Distributions      (.75)        (.78)        (.81)       (.47)       (.32)

Net Asset Value,
 End of period         $13.19       $13.81       $12.99      $12.82      $10.57
                       ======       ======       ======      ======      ======
Ratios/Supplemental
  Data:
 Total Return             .94%       12.72%        7.93%      26.10%       (.54%)

 Ratio of Expenses
  to Average Net Assets   .80%         .82%         .88%        .95%
1.03%<F2>
Ratio of Net Investment
  Income to Average
    Net Assets           4.25%        3.31%        3.49%       4.05%
5.08%<F2>

 Portfolio Turnover
  Rate                  41.89%       32.42%       39.74%      47.93%      16.02%

Net Assets,
  End of Period        $119,262,936 $100,016,256 $68,673,822 $41,843,772
$23,813,342

<F1>
Period from May 1, 1990 (commencement of operations) through December 31, 1990.

<F2>
Annualized

            INVESTMENT OBJECTIVES AND POLICIES


   Each Portfolio has a different investment objective which it pursues through separate investment policies. The differences in objectives and policies among the various Portfolios can be expected to affect the investment return of each Portfolio and the degree of market and financial risks to which each Portfolio is subject. The investment objectives of each Portfolio (described on the cover of this Prospectus) are fundamental policies and may not be changed without shareholder approval. There can be no assurance that the investment objectives of any Portfolio will be realized.

Equity Portfolio

   The investment objectives of the Equity Portfolio are to seek long-term appreciation of capital with secondary opportunities for growth in current income, without incurring unduly high risks. A major portion of the Portfolio will be invested in common stocks. The Portfolio's investment policy is to seek special opportunities in securities that are selling at a discount from theoretical price/earnings ratios and that seem capable of recovering from their temporary out-of-favor status. A portion of the Portfolio may be invested in money market instruments pending investment or to effectively utilize cash reserves.

   Since no one class or type of security at all times affords the greatest promise of capital appreciation and growth in income, the Portfolio may invest all or a portion of its assets in preferred stocks, bonds, convertible preferred stocks, convertible bonds, and convertible debentures if it is believed that such investments will further its investment objectives. When market conditions for equity securities are adverse, and for temporary defensive purposes, the Portfolio may invest in Government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents. However, the Portfolio will remain well invested in equities to take advantage of stocks' relatively higher long-term potential.

   The Equity Portfolio's policy of investing is based upon the belief that the pricing mechanism of the securities market lacks total efficiency and has a tendency to inflate prices of some securities and depress prices of other securities in different market climates. Management believes that favorable changes in market prices are more likely to begin when securities are out-of-favor, price/earnings ratios are relatively low, investment expectations are limited, and there is little interest in a particular security or industry. Management believes that securities with relatively low price/earnings ratios in relation to their profitability are better positioned to benefit from favorable but generally unanticipated events than are securities with relatively high price/earnings ratios which are more susceptible to unexpected adverse developments. The current institutionally-dominated market tends to ignore the numerous second tier issues whose market capitalizations are below those of a limited number of established large companies. Although this segment of the market may be more volatile and speculative, it is expected that a well-diversified Portfolio represented in this segment of the market has potential long-term rewards greater than the potential rewards from investments in more highly capitalized equities.

Bond Portfolio

   The investment objectives of the Bond Portfolio are to provide as high a level of current income as is believed to be consistent with reasonable investment risk and to seek preservation and growth of shareholders' capital. In seeking to achieve these objectives, it is anticipated that the Portfolio will invest at least 75% of the value of its assets in publicly-traded straight debt securities rated BBB or Baa or higher by a nationally recognized rating service such as Standard & Poor's or Moody's, or obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities or cash and cash equivalents. Up to 25% of the Bond Portfolio's total assets may be invested in straight debt securities that are unrated or less than investment-grade bonds, in convertible debt securities, convertible preferred and preferred stocks, or other securities.

   Debt securities that are unrated or less than investment-grade bonds are often referred to as "high-yield" bonds because they generally offer higher interest rates. High-yield bonds run a higher risk of default. In the case of default, they are more difficult to sell and could present a liquidity problem to the Portfolio. (See "Principal Risk Factors," page 9.) As of March 31, 1995, 22% of the debt securities held by the Bond Portfolio were unrated or less than investment-grade bonds. For a more complete discussion of the risk factors associated with high-yield bonds, see the discussion below under "Principal Risk Factors," and "Certain Risk Factors Relating to High-Yield, High-Risk Bonds" in the Statement of Additional Information.

   The Bond Portfolio will not directly purchase common stocks. However, it may retain up to 10% of the value of its total assets in common stocks acquired either by conversion of fixed-income securities or by the exercise of warrants attached thereto.

   The Bond Portfolio may also write covered call options on U.S.
Treasury Securities and options on futures contracts for such securities. See "Options," page 11.

   The Bond Portfolio may invest without limit in money market instruments pending investment in accordance with its investment policies or when market conditions dictate a "defensive" investment strategy. To the extent a portion is invested in commercial paper rated "A" or "Prime" it will be included in the 75% guideline noted above.

   A description of the corporate bond ratings assigned by Standard & Poor's and Moody's is included in the Appendix.

Capital Portfolio

   The Capital Portfolio seeks to obtain the highest total return through a combination of income and capital appreciation consistent with the reasonable risks associated with an investment portfolio of above-average quality. The Capital Portfolio invests in equity, debt and money market securities.

   There are no percentage limitations on the type of securities in which the Capital Portfolio may invest. The Capital Portfolio may invest entirely in equity securities, entirely in debt, entirely in money market instruments, or in any combination of these type of securities at the sole discretion of the investment adviser, subject only to the investment objective of the Capital Portfolio and the policies adopted by the Board of Directors. The investment adviser determines the proportion of Capital Portfolio assets invested in equity, debt and money market securities based on fundamental value analysis; analysis of historical long-term returns among equity, debt and money market investments; and other market influencing factors. The fundamental value analysis considers the adviser's outlook over both the near and long-term, for corporate profitability, short and long-term interest rates, stock price earnings ratios for the market in total and individual stocks and inflation rates. When the investment climate as indicated by the fundamental factors is near historical relationships, the Portfolio will be structured approximately 63% in equity, 30% in debt and 7% in money market securities. In addition, market influencing factors relating to monetary policy, equity momentum, market sentiment, economic influences and market cycles are taken into consideration in making the asset allocation decision.

   Deviations from historical fundamental market relationships on either a current or anticipated basis, along with the influences of market factors, may result under most foreseeable circumstances in changes as much as 40%, plus or minus, in the percentages allocated to equity, debt or money market securities within the Portfolio.

   Equity Securities. In its equity investments, the Capital
Portfolio emphasizes a combination of several themes in order to diversify its investment exposure. Most stocks purchased by the Portfolio display one or more of the following criteria:

 - Low price earnings ratios in relation to their return on equity.

 - High asset values in relation to stock price.

 - Foreign shares, listed on the New York or American Stock
Exchanges or purchased in the form of American Depository Receipts, of companies judged to represent better fundamental value than those of similar domestic companies.

 - A high level of dividend payment providing a yield that is competitive with debt investments.

   Debt Securities. The Capital Portfolio may invest in rated or unrated debt securities, including obligations of the U.S. Government and its agencies, and corporate debt obligations rated BBB or Baa or higher by a nationally recognized rating service such as Standard & Poor's or Moody's, or, if not rated, of equivalent quality as determined by the investment adviser. Only 25% of the value of any bonds held by the Capital Portfolio may be unrated or less than investment-grade bonds. For a discussion of the risk factors associated with "high-yield" bonds, see the "Bond Portfolio" on page 7 and "Certain Risk Factors Relating to High-Yield, High-Risk Bonds" in the Statement of Additional Information.

   Money Market Instruments. The Capital Portfolio may at any time be 100% invested in money market instruments although it likely will invest in these securities only temporarily pending investment in equity and debt securities, or on a limited basis. The following securities, which are described in the Statement of Additional Information, are considered money market instruments if their remaining maturities are less than 13 months: repurchase agreements, U.S. government obligations, government agency securities, certificates of deposit, time deposits, bankers' acceptances, commercial paper and corporate debt securities.

   The Capital Portfolio may also write covered call options on U.S. Treasury Securities and options on futures contracts for such securities. See "Options," page 11.

S&P 500 Index Portfolio

   The S&P 500 Index Portfolio ("Index Portfolio") seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the Standard & Poor's 500 Composite Stock Index (the "S&P 500").<F1> The S&P 500 is a well-known stock market index that includes common stocks of companies representing approximately 71% of the market value of all common stocks publicly traded in the United States. The investment adviser believes that the performance of the S&P 500 is representative of the performance of publicly traded common stocks in general. As with all mutual funds, there can be no assurance that the Index Portfolio will achieve its investment objective.

   Index funds, such as the Index Portfolio, seek to create, to the extent feasible, a portfolio which substantially replicates the total return of the securities comprising the applicable index, taking into consideration redemptions, sales of additional shares, and other adjustments described below. Index funds are not managed through traditional methods of fund management, which typically involve frequent changes in a portfolio of securities on the basis of economic, financial, and market analyses. Therefore, brokerage costs, transfer taxes, and certain other transaction costs for index funds may be lower than those incurred by non-index, traditionally managed funds. Precise replication of the holdings of the Index Portfolio and the capitalization weighting of the securities in the S&P 500 is not feasible, but the Index Portfolio seeks a high correlation between the total return performance of securities comprising the S&P 500 and the investment results of the Index Portfolio. The Index Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the S&P 500. A correlation of 100% would represent perfect correlation between Index Portfolio and index performance. It is anticipated that the correlation of the Index Portfolio's performance to that of the S&P 500 will increase as the size of the Index Portfolio increases. There can be no assurance that the Index Portfolio will achieve this correlation.

   The Index Portfolio may invest up to 5% of its assets in Standard & Poor's Depositary Receipts(R) ("SPDRs(R)"). SPDRs are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the component common stocks of the S&P 500.

   Although the Adviser will attempt to invest as much of the Index Portfolio's assets as is practical in stocks comprising the S&P 500 and futures contracts and options relating thereto, a portion of the Index Portfolio may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets. In addition, for temporary defensive purposes, the Index Portfolio may invest in Government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents.


<F1>
The S&P 500 is an unmanaged index of common stocks comprised of 500 industrial, financial, utility and transportation companies. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500(R)", "Standard & Poor's Depositary Receipts(R)", "SPDRs(R)", and "500" are trademarks of McGraw-Hill, Inc. The Carillon S&P 500 Index Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard and Poor's makes no representation regarding the advisability of investing in the Portfolio or in SPDRs.


Principal Risk Factors

   Because the Portfolios are intended to serve a variety of investment objectives, they are subject to varying degrees of financial and market risks and current income volatility. Financial risk refers to the ability of an issuer of a debt security to pay principal and interest on that security and to the earning stability and overall financial soundness of an issuer of an equity security. Market risk refers to the volatility of the reaction of the price of the security to changes in conditions in the securities markets in general and, with respect to debt securities, changes in the overall level of interest rates. Current income volatility refers to the degree and rapidity with which changes in the overall level of interest rates become reflected in the level of current income of the portfolio.

   The Equity Portfolio should be subject to moderate levels of both market and financial risk, since it invests in equity securities chosen primarily for potential long-term appreciation.

   The Bond Portfolio invests most of its assets in investment-grade corporate bonds, and these should be subject to little financial risk, to moderately high levels of market risk, and to moderately low current income volatility.

   The Capital Portfolio invests in equity, debt and money market instruments, and therefore the financial and market risks to which it is subject will vary from time to time depending on the extent of its holdings in each of those classes of securities. The Portfolio is subject to the further risk that in order to meet its objectives, the Adviser must determine the proper mix of equity, debt and money market securities. Moreover, the timing of movements from one type of security to another could have a negative effect on the Portfolio's overall objective. Inherent in the fact that the Adviser has great latitude with respect to portfolio composition is the risk that it may not properly ascertain the appropriate mix of securities for any particular economic cycle.

   The market value of fixed-income debt securities is affected by changes in general market interest rates. If interest rates fall, the market value of fixed-income securities tends to rise; but if interest rates rise, the value of fixed-income securities tends to fall. This market risk affects all fixed-income securities, but lower-rated and unrated securities may be subject to a greater market risk than higher-rated (lower-yield) securities.

   Bonds rated below the four highest grades used by Standard & Poor's or Moody's are frequently referred to as "junk" bonds, reflecting the greater market and investment risks associated with such bonds. Such risks relate not only to the greater financial weakness of the issuers of such securities but also to other factors including: (i) the sensitivity of such securities to interest rates and economic changes (high-yield, high-risk bonds are very sensitive to adverse economic and corporate developments; their yields will fluctuate over time and either an economic downturn or rising interest rates could create financial stress on the issuers of such bonds, possibly resulting in their defaulting on their obligations); (ii) the payment expectations of holders of such securities (high-yield, high-risk bonds may contain redemption or call provisions which if exercised in a period of lower interest rates would result in their being replaced by lower yielding securities); (iii) the liquidity of such securities (there may be little trading in certain high-yield, high-risk bonds which may make it more difficult to dispose of the securities and more difficult to determine their fair value). See "Certain Risk Factors Relating to High-Yield, High-Risk Bonds" in the Statement of Additional Information for a further discussion of the risks summarized above.

   The S&P 500 Index Portfolio is subject to equity market risk (i.e., the possibility that common stock prices will decline over short or even extended periods). The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

   To illustrate the volatility of stock prices, the following table sets forth the average returns of the S&P 500 for the period from 1926 to 1994:

                         S&P 500 Returns (1926-1994)
                         Over Various Time Horizons
                         ---------------------------
            1 Year        5 Years        10 Years        20 Years
                                                         (C>
Best        +53.9%        +23.9%         +20.1%          +16.9%
Worst       -43.3         -12.5          - 0.9           + 3.1
Average     +12.2         +10.2          +10.7           +10.7

As shown, common stocks have provided annual total returns (capital appreciation plus dividend income) averaging 10.7% for all 10-year periods from 1926 to 1994. Average return may not be useful for forecasting future returns in any particular period, as stock returns are quite volatile from year to year.

Repurchase Agreements

   A repurchase agreement is a transaction where a Portfolio buys a security at one price and simultaneously agrees to sell that same security back to the original owner at a higher price. The Adviser reviews the creditworthiness of the other party to the agreement and must find it satisfactory before engaging in a repurchase agreement. A majority of such agreements will mature in seven days or less. In the event of the bankruptcy of the other party, the Portfolio could experience delays in recovering its money, may realize only a partial recovery or even no recovery, and may also incur disposition costs. It is not anticipated that any Portfolio will regularly utilize repurchase agreements extensively, since they are intended to be used to invest otherwise idle cash.

Reverse Repurchase Agreements

   The S&P 500 Index Portfolio may enter into reverse repurchase agreements. Under reverse repurchase agreements, the Portfolio transfers possession of portfolio securities to banks in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Portfolio retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from the Portfolio's portfolio equal in value to the repurchase price (including any accrued interest) will be segregated by the Custodian on the Portfolio's records while a reverse repurchase agreement is in effect.

Futures Contracts and Options on Futures Contracts

   For hedging purposes, including protecting the price or interest rate of securities that the Portfolio intends to buy, the S&P 500 Index Portfolio may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. As a temporary investment strategy until the Index Portfolio reaches $25 million in net assets, the Index Portfolio may invest up to 100% of its assets in such futures and/or options contracts. Thereafter, the Portfolio may invest up to 20% of its assets in such futures and/or options contracts.

   A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as U.S. Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

   Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Portfolio is required to deposit an initial margin with the Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Portfolio will honor their futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates. In the event of the bankruptcy of the futures broker that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the broker's other customers. The Adviser will attempt to minimize this risk by monitoring the creditworthiness of the futures brokers with which the Portfolio does business.

    Because the value of index futures depends primarily on the value of their underlying indexes, the performance of the broad-based contracts will generally reflect broad changes in common stock prices. However, because the Portfolio may not be invested in precisely the same proportion as the S&P 500, it is likely that the price changes of the Portfolio's index futures positions will not match the price changes of the Portfolio's other investments.

   Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

Options

   The Bond and Capital Portfolios may engage in certain limited options strategies as hedging techniques. These options strategies are limited to selling/writing call option contracts on U.S. Treasury Securities and call option contracts on futures on such securities held by the Portfolio (covered calls). The Portfolio may purchase call option contracts to close out a position acquired through the sale of a call option. The Portfolio will only write options that are traded on a domestic exchange or board of trade.

   The S&P 500 Index Portfolio may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of the Portfolio will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the Portfolio's total assets. Further, the Portfolio will not write put or call options or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the Portfolio's total assets.

   A call option is a short-term contract (generally nine months or less) which gives the purchaser of the option the right to purchase from the seller of the option (the Portfolio) the underlying security or futures contract at a fixed exercise price at any time prior to the expiration of the option period regardless of the market price of the underlying instrument during the period. A futures contract obligates the buyer to purchase and the seller to sell a predetermined amount of a security at a predetermined price at a selected time in the future. A call option on a futures contract gives the purchaser the right to assume a "long" position in a futures contract, which means that if the option is exercised the seller of the option (the Portfolio) would have the legal right (and obligation) to sell the underlying security to the purchaser at the specified price and future time.

   As consideration for the call option, the buyer pays the seller (the Portfolio) a premium, which the seller retains whether or not the option is exercised. The selling of a call option will benefit the Portfolio if, over the option period, the underlying security or futures contract declines in value or does not appreciate to a price higher than the total of the exercise price and the premium. The Portfolio risks an opportunity loss of profit if the underlying instrument appreciates to a price higher than the exercise price and the premium. When the Adviser anticipates that interest rates will increase, the Portfolio may write call options in order to hedge against an expected decline in value of portfolio securities.

   The Portfolio may close out a position acquired through selling a call option by buying a call option on the same security or futures contract with the same exercise price and expiration date as the option previously sold. A profit or loss on the transaction will result depending on the premium paid for buying the closing call option. If a call option on a futures contract is exercised, the Portfolio intends to close out the position immediately by entering into an offsetting transaction or by delivery of the underlying security (or other related securities).

   Options transactions may increase the Portfolio's portfolio turnover rate and attendant transaction costs, and may be somewhat more speculative than other investment strategies. It may not always be possible to close out an options position, and with respect to options on futures contracts there is a risk of imperfect correlation between price movements of a futures contract (or option thereon) and the underlying security. Options strategies and related risks and limitations are described in more detail in the Statement of Additional Information.

Options on Securities Indices

   The S&P 500 Index Portfolio may purchase or sell options on the S&P 500, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

Collateralized Mortgage Obligations

   The Portfolios other than the S&P 500 Index Portfolio may invest in collateralized mortgage obligations ("CMOs") or mortgage-backed bonds issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks and securities broker-dealers (or affiliates of such institutions established to issue these securities). To a limited extent, the Portfolios may also invest in a variety of more risky CMOs, including interest only ("IOs"), principal only ("POs"), inverse floaters, or a combination of these securities. See "Money Market Instruments and Investment Techniques" in the Statement of Additional Information for a further discussion.

Lending Portfolio Securities

   The S&P 500 Index Portfolio may lend portfolio securities with a value up to 33 1/3% of its total assets. Such loans may be terminated at any time. The Portfolio will continuously maintain as collateral cash or obligations issued by the U.S. government, its agencies or instrumentalities in an amount equal to not less than 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus declared dividends and accrued interest.

   The Portfolio will retain most rights of beneficial ownership, including the right to receive dividends, interest or other distributions on loaned securities. The Portfolio will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, the Portfolio may experience delay in recovering the securities or loss of rights in the collateral. Loans are to be made only to borrowers that are deemed by the Adviser to be of good financial standing.

Other Information

   In addition to the investment policies described above, each Portfolio's investment program is subject to further restrictions which are described in the Statement of Additional Information. Unless otherwise specified, each Portfolio's investment objectives, policies and restrictions are not fundamental policies and may be changed without shareholder approval. Shareholder inquiries and requests for the Fund's annual report should be directed to the Fund at (513) 595-2600, or at P.O. Box 40409, Cincinnati, Ohio 45240-0409.


               THE FUND AND ITS MANAGEMENT

  The Fund is a mutual fund, technically known as an open-end, diversified, management investment company. The Board of Directors is responsible for supervising the business affairs and investments of the Fund, which are managed on a daily basis by the Fund's investment adviser. The Fund was incorporated under the laws of the State of Maryland on January 30, 1984. The Fund is a series fund with four classes of stock, one for each Portfolio. The S&P 500 Index Portfolio was authorized on September 15, 1995 and it is anticipated that on or about January 2, 1996, Union Central will invest approximately $10 million in this Portfolio.

Investment Adviser

   The Fund's investment adviser is Carillon Advisers, Inc. (the "Adviser"), P.O. Box 40407, Cincinnati, Ohio 45240. The Adviser was incorporated under the laws of Ohio on August 18, 1986, as successor to the advisory business of Carillon Investments, Inc., the investment adviser for the Fund since 1984. The Adviser is a wholly-owned subsidiary of Union Central, a mutual life insurance company organized in 1867 under the laws of Ohio. Subject to the direction and authority of the Fund's Board of Directors, the Adviser manages the investment and reinvestment of the assets of each Portfolio and provides administrative services and manages the Fund's business affairs.

   George L. Clucas has been primarily responsible for the day-to-day management of the Equity Portfolio since 1988 and the Capital Portfolio since its inception in 1990. Mr. Clucas is Director, President and Chief Executive Officer of the Fund, and President and Chief Executive Officer of the Adviser. He has been affiliated with the Adviser and Union Central since 1987. Steven
R. Sutermeister (since 1990) has been primarily responsible for the day-to-day management of the Bond Portfolio. Mr. Sutermeister is Vice President of the Adviser and has been affiliated with the Adviser and Union Central since 1990. Previously, he was Senior Vice President of Washington Square Capital, Inc.

Advisory Fee

   The Fund pays the Adviser, as full compensation for all facilities and services furnished, a monthly fee computed separately for each Portfolio on a daily basis, at an annual rate, as follows:

(a) for the Equity Portfolio--.65% of the first $50,000,000, .60% of the next $100,000,000, and .50% of all over $150,000,000 of the current value of the net assets;

(b) for the Bond Portfolio--.50% of the first $50,000,000, .45% of the next $100,000,000, and .40% of all over $150,000,000 of the current value of the net assets; and

(c) for the Capital Portfolio--.75% of the first $50,000,000, .65% of the next $100,000,000, and .50% of all over $150,000,000 of the current value of the net assets.

(d) for the S&P 500 Index Portfolio--.30% of the current value of the net assets.

   The fee paid for the Capital Portfolio is somewhat higher than the average fee paid in the industry. However, breakpoints at which fees are reduced are set at lower than normal amounts. It is the desire of the Fund and Adviser to reflect in the fee arrangement the effort involved in advising the separate Portfolios.

Expenses

   The Fund's expenses are deducted from total income before dividends are paid. These expenses, which are accrued daily, include: the fee of the Adviser; taxes; legal, dividend disbursing, bookkeeping and transfer agent, custodian and auditing fees; and printing and other expenses relating to the Fund's operations which are not expressly assumed by the Adviser under its investment advisory agreement with the Fund. Certain expenses are paid by the particular Portfolio that incurs them, while other expenses are allocated among the Portfolios on the basis of their relative size (i.e., the amount of their net assets). The Adviser will pay any expenses of the S&P 500 Index Portfolio, other than the advisory fee for that Portfolio, to the extent that such expenses exceed
 .30% of that Portfolio's net assets.

Capital Stock

   The Fund currently has four classes of stock, one for each Portfolio. Shares (including fractional shares) of each Portfolio have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Portfolio. When issued, shares are fully paid and nonassessable and do not have preemptive or conversion rights or cumulative voting rights. The Fund's sole shareholder, Union Central, will vote Fund shares allocated to its registered separate accounts in accordance with instructions received from Contract Owners. However, by virtue of Fund shares allocated to its other separate accounts, Union Central currently has voting control and can make fundamental changes regardless of the voting instructions received from Contract Owners.


            PURCHASE AND REDEMPTION OF SHARES

   The Fund offers its shares, without sales charge, only for purchase by Union Central and its separate accounts to fund benefits under both variable annuity contracts and variable universal life insurance policies. The Fund's Board of Directors will monitor the Fund for the existence of any material irreconcilable conflict between the interests of variable annuity contractowners investing in the Fund and interests of holders of variable universal life insurance policies investing in the Fund. Union Central will report any potential or existing conflicts to the Directors of the Fund. If a material irreconcilable conflict arises, Union Central will, at its own cost, remedy such conflict up to and including establishing a new registered management company and segregating the assets underlying the variable annuity contracts and variable universal life insurance policies. It is possible that at some later date the Fund may offer shares to other investors. The Fund continuously offers shares in each of its Portfolios at prices equal to the respective net asset values of the shares of each Portfolio.

   The Fund redeems all full and fractional shares of the Fund for cash. No redemption fee is charged. The redemption price is the net asset value per share. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption.

   The net asset value of the shares of each Portfolio of the Fund is determined once daily, Monday through Friday, when there are purchases or redemptions of Fund shares, except (i) when the New York Stock Exchange is closed (currently New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day); (ii) the day following Thanksgiving Day; (iii) December 26, 1995; and (iv) any day on which changes in the value of the Portfolio securities of the Fund will not materially affect the current net asset value of the shares of a Portfolio. Such determination is made by adding the values of all securities and other assets of the Portfolio, subtracting liabilities and expenses, and dividing by the number of shares of the Portfolio outstanding. Expenses, including the investment advisory fee payable to the Adviser, are accrued daily.

   Securities held by the Portfolios, except for money market instruments maturing in 60 days or less, are valued at their market value if market quotations are readily available. Otherwise, such securities are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be made by persons acting pursuant to the direction of the Board.

   All money market instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis.


             DIVIDENDS AND DISTRIBUTIONS

   It is the Fund's intention to distribute substantially all of the net investment income, if any, of each Portfolio. For dividend purposes, net investment income of the Equity, Bond and Capital Portfolios consists of all dividends or interest earned by such Portfolio less estimated expenses (including the investment advisory fee). All net realized capital gains, if any, of each Portfolio are distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the respective Portfolio at net asset value.


                       TAXES

   Each Portfolio has qualified and has elected to be taxed as a "regulated investment company" under the provisions of Subchapter
M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, the Portfolio will be relieved of federal income tax on the amounts distributed. Federal tax laws impose a four percent nondeductible excise tax on each regulated investment company with respect to an amount, if any, by which such company does not meet specified distribution requirements. Each Portfolio intends to comply with such distribution requirements and therefore does not expect to incur the four percent nondeductible excise tax.

   Since the sole shareholder of the Fund is Union Central, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of the contracts, see the attached Prospectus for such contracts.


    CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

   Firstar Trust Company, Mutual Fund Services, P.O. Box 701,
Milwaukee, Wisconsin 53201-0701, acts as Custodian of the Fund's assets, and is its bookkeeping, transfer and dividend disbursing agent.

                            APPENDIX

                     CORPORATE BOND RATINGS

Moody's Investors Services, Inc.

   Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Standard & Poor's Corporation

   AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

   AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in a small degree.

   A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions.

   BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

   BB-B-CCC-CC--Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                 COMMERCIAL PAPER RATINGS

Moody's Investors Services, Inc.

   A Prime rating is the highest commercial paper rating assigned by Moody's Investors Services, Inc. Issuers rated Prime are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification. Among the factors considered by Moody's in assigning ratings for an issuer are the following: (1) management; (2) economic evaluation of the industry and an appraisal of speculative type risks which may be inherent in certain areas; (3) competition and customer acceptance of products;
(4) liquidity; (5) amount and quality of long-term debt; (6) ten-year earnings trends; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Standard & Poor's Corporation

   Commercial paper rated A by Standard & Poor's Corporation has the following characteristics: Liquidity ratios are better than the industry average. Long-term senior debt rating is "A" or better. In some cases, BBB credits may be acceptable. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this classification.

                   CARILLON FUND, INC.
-------------------------------------------------------------

          STATEMENT OF ADDITIONAL INFORMATION

December 28, 1995

  This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. Accordingly, this Statement should be read in conjunction with Carillon Fund, Inc.'s ("Fund") current Prospectus, dated December 28, 1995, which may be obtained by calling the Fund at (513) 595-2600, or writing the Fund at P.O. Box 40409, Cincinnati, Ohio 45240-0409.

               -----------------------------

                     TABLE OF CONTENTS
                                                      Page
Investment Policies (6)............................... 2
 Money Market Instruments and Investment Techniques... 2
 Certain Risk Factors Relating to High-Yield,
  High-Risk Bonds..................................... 6
 Futures Contracts.................................... 6
 Options.............................................. 7
 Lending Portfolio Securities.........................11
Investment Restrictions...............................12
Portfolio Turnover....................................15
Management of the Fund (13)...........................16
 Directors and Officers...............................16
 Investment Adviser...................................18
 Payment of Expenses..................................19
 Advisory Fee.........................................20
 Investment Advisory Agreement........................20
 Administration.......................................21
 Service Agreement....................................22
 Securities Activities of Adviser.....................22
Determination of Net Asset Value (14).................23
Purchase and Redemption of Shares (14)................23
Taxes (15)............................................24
Portfolio Transactions and Brokerage..................24
General Information (2)...............................25
 Capital Stock........................................25
 Voting Rights........................................26
 Additional Information...............................27
Independent Accountants and Financial
 Statements...........................................27
-------
( ) indicates page on which the corresponding section appears in the Prospectus.
----------------------------------------------------------------
UCCF 515   12-95

                  CARILLON FUND, INC.

                 INVESTMENT POLICIES

   The following specific policies supplement the Fund's
"Investment Objectives and Policies" set forth in the Prospectus.

Money Market Instruments and Investment Techniques

   Certain money market instruments and investment techniques are described below. Money market instruments may be purchased extensively by the Capital Portfolio. They may also be purchased by the Equity, Bond and S&P 500 Index ("Index Portfolio") Portfolios to a very limited extent (to invest otherwise idle cash) or on a temporary basis (if invested in money market instruments for defensive purposes).

Small Bank Certificates of Deposit. The Fund may invest in certificates of deposit issued by commercial banks, savings banks, and savings and loan associations having assets of less than $1 billion, provided that the principal amount of such certificates is insured in full by the Federal Deposit Insurance Corporation ("FDIC"). The FDIC presently insures accounts up to $100,000, but interest earned above such amount is not insured by the FDIC.

Repurchase Agreements. A repurchase agreement is an instrument under which the purchaser (i.e., one of the Portfolios) acquires ownership of the obligation (the underlying security) and the seller (the "issuer" of the repurchase agreement) agrees, at the time of sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities will only consist of securities in which the respective Portfolio may otherwise invest. Repurchase agreements usually are for short periods, normally under one week, and are considered to be loans under the Investment Company Act of 1940. Repurchase agreements will be fully collateralized at all times and interest on the underlying security will not be taken into account for valuation purposes. The investments by a Portfolio in repurchase agreements may at times be substantial when, in the view of the Adviser, unusual market, liquidity, or other conditions warrant.

   If the issuer of the repurchase agreement defaults and does not repurchase the underlying security, the Portfolio might incur a loss if the value of the underlying security declines, and the Fund might incur disposition costs in liquidating the underlying security. In addition, if the issuer becomes involved in bankruptcy proceedings, the Portfolio may be delayed or prevented from obtaining the underlying security for its own purposes. In order to minimize any such risk, the Portfolio will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Adviser, under the direction and supervision of the Board of Directors.

U.S. Government Obligations. Securities issued and guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to seven years and Treasury bonds generally have a maturity of greater than five years.

Government Agency Securities. Government agency securities that are permissible investments consist of securities either issued or guaranteed by agencies or instrumentalities of the United States Government. Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Banks of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association ("GNMA"), Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association ("FNMA"), Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities, such as those guaranteed by GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those issued by The Tennessee Valley Authority, are supported by the right of the issuer to borrow from the Treasury; while still others, such as those issued by the Federal Land Banks, are supported only by the credit of the instrumentality. The Fund's primary usage of these types of securities will be GNMA certificates and FNMA and FHLMC mortgage-backed obligations which are discussed in more detail below.

Certificates of Deposit. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

Time Deposits. Time Deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

Bankers' Acceptance. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Commercial Paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

Corporate Debt Securities. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities. Such issues with between one and two years remaining to maturity tend to have greater liquidity and considerably less market value fluctuations than longer-term issues.

When-issued and Delayed-delivery Securities. From time to time, in the ordinary course of business, each Portfolio of the Fund may purchase securities on a when-issued or delayed-delivery basis - i.e., delivery and payment can take place a month or more after the date of the transactions. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Portfolio makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of such Portfolio. At the time of delivery of the securities, the value may be more or less than the purchase price. Each Portfolio will also establish a segregated account with the Fund's custodian bank in which it will maintain cash or cash equivalents or other Portfolio securities equal in value to commitments for such when-issued or delayed-delivery securities.

GNMA Certificates GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called "pass-through" securities.

   Although the mortgage loans in the pool have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages are subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates that the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking-in" yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

FNMA and FHLMC Mortgage-Backed Obligations   The Federal National
Mortgage Association ("FNMA"), a federally chartered and privately owned corporation, issues pass-through securities representing an interest in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. government. The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States, issues participation certificates that represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal and maintains reserves to protect holders against losses due to default, but the certificates are not backed by the full faith and credit of the U.S. government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

Mortgage-Related Securities     Each Portfolio of the Fund other
than the S&P 500 Index Portfolio may invest in collateralized mortgage obligations ("CMOs") or mortgage-backed bonds issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks and securities broker-dealers (or affiliates of such institutions established to issue these securities). CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest on the CMOs. Payments on the underlying mortgages (both interest and principal) are passed through to the holders, although not necessarily on a pro rata basis, on the same schedule as they are received. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity).

   Each Portfolio of the Fund other than the S&P 500 Index Portfolio may also invest in a variety of more risky CMOs, including interest only ("IOs"), principal only ("POs"), inverse floaters, or a combination of these securities. Stripped mortgage-backed securities ("SMBS") are usually structured with several classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest from the mortgage assets (an IO), while the other class will receive all of the principal (a PO). However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater-than-anticipated or less-than-anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment or obtain its initially assumed yield on some of these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on classes of SMBS that have more uncertain timing of cash flows are generally higher than prevailing market yields on other mortgage-backed securities because there is a greater risk that the initial investment will not be fully recouped or received as planned over time.

   Each Portfolio of the Fund other than the S&P 500 Index Portfolio may invest in another CMO class known as leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity.

   Certain CMOs may be deemed to be illiquid securities for purposes of the Fund's 10% limitation on investments in such securities. The investment adviser limits investments in more risky CMOs (IOs, POs, inverse floaters) to no more than 5% of its total assets.

Certain Risk Factors Relating to High-Yield, High-Risk Bonds

   The descriptions below are intended to supplement the material in the Prospectus regarding high-yield, high-risk bonds.

Sensitivity to Interest Rates and Economic Changes. High-yield bonds are very sensitive to adverse economic changes and corporate developments and their yields will fluctuate over time. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Portfolio's net asset value.

Payment Expectations. High-yield bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the Portfolio would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Portfolio's assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio's rate of return.

Liquidity and Valuation. There may be little trading in the secondary market for particular bonds, which may affect adversely the Portfolio's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market.

Futures Contracts

   For hedging purposes, including protecting the price or interest rate of securities that the Portfolio intends to buy, the S&P 500 Index Portfolio may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. As a temporary investment strategy until the Index Portfolio reaches $25 million in net assets, the Index Portfolio may invest up to 100% of its assets in such futures and/or options contracts. Thereafter, the Portfolio may invest up to 20% of its assets in such futures and/or options contracts. The Index Portfolio does not intend to enter into futures contracts that are not traded on exchanges or boards of trade.

   A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as U.S. Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

   Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Portfolio is required to deposit an initial margin with the Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Portfolio will honor their futures commitments. Subsequent payments (called "variation margin"} to and from the broker are made on a daily basis as the price of the underlying investment fluctuates. In the event of the bankruptcy of the futures broker that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the broker's other customers. The Adviser will attempt to minimize this risk by monitoring the creditworthiness of the futures brokers with which the Portfolio does business.

   Because the value of index futures depends primarily on the value of their underlying indexes, the performance of the broad-based contracts will generally reflect broad changes in common stock prices. However, because the Portfolio may not be invested in precisely the same proportion as the S&P 500, it is likely that the price changes of the Portfolio's index futures positions will not match the price changes of the Portfolio's other investments.

   Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

Options

   The Bond and Capital Portfolios may sell (write) listed options on U.S. Treasury Securities and options on contracts for the future delivery of U.S. Treasury Securities as a means of hedging the value of such securities owned by the Portfolio. The S&P 500 Index Portfolio may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts.

   As a writer of a call option, a Portfolio may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Portfolio has been assigned an exercise notice, the Portfolio will be unable to effect a closing purchase transaction. There can be no assurance that a closing purchase transaction can be effected when the Portfolio so desires.

   The Portfolio will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option; the Portfolio will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option. Since the market value of call options generally reflects increases in the value of the underlying security, any loss resulting from the closing transaction may be wholly or partially offset by unrealized appreciation of the underlying security. Conversely, any gain resulting from the closing transaction may be wholly or partially offset by unrealized depreciation of the underlying security. The principal factors affecting the market value of call options include supply and demand, the current market price and price volatility of the underlying security, and the time remaining until the expiration date.

   Although the Bond and Capital Portfolios will write only options on U.S. Treasury Securities and options on futures contracts with respect to such securities which are traded on a national exchange or Board of Trade, and the S&P 500 Index Portfolio will write only options on securities among the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500")<F1> and options of futures contracts with respect to such securities, there is no assurance that a liquid secondary market will exist for any particular option. In the event it is not possible to effect a closing transaction, the Portfolio will not be able to sell the underlying security, until the option expires or the option is exercised by the holder.
----------

<F1>
The S&P 500 is an unmanaged index of stocks comprised of 500 industrial, financial, utility and transportation companies. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500(R)", "Standard & Poor's Depositary Receipts(R)", "SPDRs(R)", and "500" are trademarks of McGraw-Hill, Inc. The Carillon S&P 500 Index Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard and Poor's makes no representation regarding the advisability of investing in the Portfolio or in SPDRs.

   The Portfolio will effect a closing transaction to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of an underlying security prior to the expiration date of the option, or to allow for the writing of another call option on the same underlying security with either a different exercise price or expiration date or both.

   Possible reasons for the absence of a liquid secondary market on an exchange include the following: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) inadequacy of the facilities of an exchange or the Clearing Corporation to handle trading volume; or (e) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on types of orders. There can be no assurance that higher than anticipated trading activity or order flow or other unforeseen events might not at times render the trading facilities inadequate and thereby result in the institution of special trading procedures or restrictions which could interfere with the Portfolio's ability to effect closing transactions.

   The Bond and Capital Portfolios may write call options on futures contracts on U.S. Treasury Securities as a hedge against the adverse effect of expected increases in interest rates on the value of Portfolio securities, in order to establish more definitely the effective return on securities held by the Portfolio. The S&P 500 Index Portfolio will write call options on futures contracts on the S&P 500 or securities included therein only for hedging purposes to protect the price of securities it intends to buy and when such transactions enable it to correlate its investment performance more closely to that of the S&P 500 than would a direct purchase of securities included in the S&P 500. The Portfolios will not write options on futures contracts for speculative purposes.

   A futures contract on a debt security is a binding contractual commitment which will result in an obligation to make or accept delivery, during a specified future time, of securities having standardized face value and rate of return. Selling a futures contract on debt securities (assuming a short position) would give the Portfolio a legal obligation and right as seller to make future delivery of the security against payment of the agreed price.

   Upon the exercise of a call option on a futures contract, the writer of the option (the Portfolio) is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid. Nevertheless, if an option on a futures contract written by the Portfolio is exercised, the Portfolio intends to either close out the futures contract by purchasing an offsetting futures contract, or deliver the underlying securities immediately, in order to avoid assuming a short position. There can be no assurance that the Portfolio will be able to enter into an offsetting transaction with respect to a particular contract at a particular time, but it may always deliver the underlying security.

   As a writer of options on futures contracts, the Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract. If the option is not exercised, the Portfolio will gain the amount of the premium, which may partially offset unfavorable changes in the value of securities held in the Portfolio. If the option is exercised, the Portfolio might incur a loss in the option transaction which would be reduced by the amount of the premium it has received.

   While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option, the Portfolio's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Portfolio will not write options on futures contracts unless, in the Adviser's opinion, the market for such options has sufficient liquidity that the risks associated with such options transactions are not at unacceptable levels.

Risks. While options will be sold in an effort to reduce certain risks, those transactions themselves entail certain other risks. Thus, while the Portfolio may benefit from the use of options, unanticipated changes in interest rates or security price movements may result in a poorer overall performance for the Portfolio than if it had not entered into any options transactions. The price of U.S. Treasury Securities futures are volatile and are influenced, among other things, by changes in prevailing interest rates and anticipation of future interest rate changes. The price of S&P 500 futures are also volatile and are influenced, among other things, by changes in conditions in the securities markets in general.

   In the event of an imperfect correlation between a futures position (and a related option) and the Portfolio position which is intended to be protected, the desired protection may not be obtained. The correlation between changes in prices of futures contracts and of the securities being hedged is generally only approximate. The amount by which such correlation is imperfect depends upon many different circumstances, such as variations in speculative market demand for futures and for debt securities (including technical influences in futures trading) and differences between the financial instruments being hedged and the instruments underlying the standard options on futures contracts available for trading.

   Due to the imperfect correlation between movements in the prices of futures contracts and movements in the prices of the underlying debt securities, the price of a futures contract may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective and if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the futures moves more than the price of the security, the Portfolio will experience either a gain or loss on the option on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge.

   The market prices of futures contracts and options thereon may be affected by various factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationship between the debt securities and futures markets could result. Price distortions could also result if investors in futures contracts make or take delivery of underlying securities rather than engage in closing transactions. This could occur, for example, if there is a lack of liquidity in the futures market. From the point of view of speculators, the deposit requirements in the futures markets are less onerous than margins requirements in the securities markets; accordingly, increased participation by speculators in the futures market could cause temporary price distortions. A correct forecast of interest rate trends by the adviser may still not result in a successful hedging transaction because of possible price distortions in the futures market and because of the imperfect correlation between movements in the prices of debt securities and movements in the prices of futures contracts. A well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Limitations on the Use of Options on Futures. The Portfolio will only write options on futures that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. The principal exchanges in the United States for trading options on Treasury Securities are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. These exchanges and trading options on futures are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC").

   It is the Fund's opinion that it is not a "commodity pool" as defined under the Commodity Exchange Act and in accordance with rules promulgated by the CFTC.

   The Portfolio will not write options on futures contracts for which the aggregate premiums exceed 5% of the fair market value of the Portfolio's assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (except that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount generally may be excluded in computing the 5%).

   All of the futures options transactions employed by the Portfolio will be BONA FIDE hedging transactions, as that term is used in the Commodity Exchange Act and has been interpreted and applied by the CFTC. To ensure that its futures options transactions meet this standard, the Fund will enter into such transactions only for the purposes and with the intent that CFTC has recognized to be appropriate.

Custodial Procedures and Margins. The Fund's Custodian acts as the Fund's escrow agent as to securities on which the Fund has written call options and with respect to margin which the Fund must deposit in connection with the writing of call options on futures contracts. The Clearing Corporation (CC) will release the securities or the margin from escrow on the expiration of the call, or when the Fund enters into a closing purchase transaction. In this way, assets of the Fund will never be outside the control of the Fund's custodian, although such control might be limited by the escrow receipts issued.

   At the time the Portfolio sells a call option on a contract for future delivery of U.S. Treasury Securities ("Treasury futures contract"), it is required to deposit with its custodian, in an escrow account, a specified amount of cash or U.S. Government securities ("initial margin"). The account will be in the name of the CC. The amount of the margin generally is a small percentage of the contract amount. The margin required is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit, and it is released from escrow upon termination of the option assuming all contractual obligations have been satisfied. The Portfolio will earn interest income on its initial margin deposits.

   In accordance with the rules of the exchange on which the option is traded, it might be necessary for the Portfolio to supplement the margin held in escrow. This will be done by placing additional cash or U.S. Government securities in the escrow account. If the amount of required margin should decrease, the CC will release the appropriate amount from the escrow account.

   The assets in the margin account will be released to the CC only if the Portfolio defaults or fails to honor its commitment to the CC and the CC represents to the custodian that all conditions precedent to its right to obtain the assets have been satisfied.

Lending Portfolio Securities

   The S&P 500 Index Portfolio may lend portfolio securities with a value up to 33 1/3% of its total assets. Such loans may be terminated at any time. The Portfolio will continuously maintain as collateral cash or obligations issued by the U.S. government, its agencies or instrumentalities in an amount equal to not less than 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus declared dividends and accrued interest. While portfolio securities are on loan, the borrower will pay the Portfolio any income accruing thereon, and the Portfolio may invest or reinvest the collateral (depending on whether the collateral is cash or U.S. Government securities) in portfolio securities, thereby earning additional income. Loans are typically subject to termination by the Portfolio in the normal settlement time, currently five business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its shareholders. The Portfolio may pay reasonable finders', borrowers', administrative, and custodial fees in connection with a loan of its securities.
The Adviser will review and monitor the creditworthiness of such borrowers on an ongoing basis.

SPDRs

   The S&P 500 Index Portfolio may invest in Standard & Poor's Depositary Receipts(R) ("SPDRs(R)". SPDRs are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the component common stocks of the S&P 500. While the investment objective of such a unit investment trust is to provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500, there can be no assurance that this investment objective will be met fully. As SPDRs are securities issued by an investment company, non-fundamental restriction (6) below restricts purchases of SPDRs to 5% of the Portfolio's assets.

                  INVESTMENT RESTRICTIONS

   The Fund has adopted the following fundamental restrictions relating to the investment of assets of the Portfolios and other investment activities. These are fundamental policies and may not be changed without the approval of holders of the majority of the outstanding voting shares of each Portfolio affected (which for this purpose means the lesser of: [i] 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or [ii] more than 50% of the outstanding shares). A change in policy affecting only one Portfolio may be effected with the approval of the majority of the outstanding voting shares of that Portfolio only. The Fund's fundamental investment restrictions provide that no Portfolio of the Fund is allowed to:

   (1) Issue senior securities (except that each Portfolio may borrow money as described in restriction [9] below).

  (2) With respect to 75% of the value of its total assets, invest more than 5% of its total assets in securities (other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities) of any one issuer.

  (3) Purchase more than either: (i) 10% in principal amount of the outstanding debt securities of an issuer, or (ii) 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities.

  (4) Invest more than 25% of its total assets in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, gas, gas transmission, electric, water, and telephone utilities each will be considered a separate industry. This restriction does not apply to obligations of banks or savings and loan associations or to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

  (5) Purchase or sell commodities, commodity contracts, or real estate, except that each Portfolio may purchase securities of issuers which invest or deal in any of the above, and except that each Portfolio may invest in securities that are secured by real estate. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or to futures contracts or options purchased by the S&P 500 Index Portfolio in compliance with non-fundamental restrictions [8 and 9] below.

  (6) Purchase any securities on margin (except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities) or make short sales of securities or maintain a short position.

  (7) Make loans, except through the purchase of obligations in private placements or by entering into repurchase agreements (the purchase of publicly traded obligations not being considered the making of a loan).

  (8) Lend its securities, except that the S&P 500 Index Portfolio may lend securities in compliance with non-fundamental restriction [7] below.

  (9) Borrow amounts in excess of 10% of its total assets, taken at market value at the time of the borrowing, and then only from banks (and, in the case of the S&P 500 Index Portfolio by entering into reverse repurchase agreements) as a temporary measure for extraordinary or emergency purposes, or to meet redemption requests that might otherwise require the untimely disposition of securities, and not for investment or leveraging.

  (10) Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by such Portfolio.

  (11) Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling shares of each Portfolio and except as it may be deemed such in a sale of restricted securities.

  (12) Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days, "small bank" certificates of deposit that are not readily marketable, and other illiquid investments.

   The Fund has also adopted the following additional investment restrictions that are not fundamental and may be changed by the Board of Directors without shareholder approval. Under these restrictions, no Portfolio of the Fund may:

  (1)  Invest in securities of foreign issuers except American
Depository Receipts, securities listed for trading on the New York or American Stock Exchange, and Canadian bank short-term obligations.

  (2) Participate on a joint (or a joint and several) basis in any trading account in securities (but this does not prohibit the "bunching" of orders for the sale or purchase of Portfolio securities with the other Portfolios or with other accounts advised or sponsored by the Adviser or any of its affiliates to reduce brokerage commissions or otherwise to achieve best overall execution).

  (3) Purchase or retain the securities of any issuer, if, to the knowledge of the Fund, officers and directors of the Fund, the Adviser or any affiliate thereof each owning beneficially more than 1/2% of one of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer.

  (4) Purchase or sell interests in oil, gas, or other mineral exploration or development programs, or real estate mortgage loans, except that each Portfolio may purchase securities of issuers which invest or deal in any of the above, and except that each Portfolio may invest in securities that are secured by real estate mortgages. This restriction does not apply to obligations or other securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

  (5)  Invest in companies for the purpose of exercising control
(alone or together with the other Portfolios).

  (6) Purchase securities of other investment companies with an aggregate value in excess of 5% of the Portfolio's total assets, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved, and only if immediately thereafter not more than 10% of such Portfolio's total assets, taken at market value, would be invested in such securities.

   The Fund has also adopted the following additional investment restrictions that are not fundamental and may be changed by the Board of Directors without shareholder approval. Under these restrictions:

   The S&P 500 Index Portfolio of the Fund may not:

  (7) Lend portfolio securities with an aggregate value of more than 33 1/3 % of its total assets.

  (8) Invest more than 20% of its assets in futures contracts and/or options on futures contracts, except as a temporary investment strategy until the Index Portfolio reaches $25 million in net assets, the Index Portfolio may invest up to 100% of its assets in such futures and/or options contracts..

  (9) Invest in options unless no more than 5% of its assets is paid for premiums for outstanding put and call options (including options on futures contracts) and unless no more than 25% of the Portfolio's assets consist of collateral for outstanding options.

   If a percentage restriction (for either fundamental or nonfundamental policies) is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities or amount of net assets shall not be considered a violation.

   In addition to the investment restrictions described above, the Fund will comply with restrictions contained in any current insurance laws in order that the assets of The Union Central Life
Insurance Company's ("Union Central") separate accounts may be invested in Fund shares.


                  PORTFOLIO TURNOVER

   Each Portfolio has a different expected annual rate of Portfolio turnover, which is calculated by dividing the lesser of purchases or sales of Portfolio securities during the fiscal year by the monthly average of the value of the Portfolio's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less).
A high rate of Portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Portfolio. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Portfolio's shares and by requirements which enable the Fund to receive certain favorable tax treatments. The Portfolio turnover rates will, of course, depend in large part on the level of purchases and redemptions of shares of each Portfolio. Higher Portfolio turnover can result in corresponding increases in brokerage costs to the Portfolios of the Fund and their shareholders. However, because rate of Portfolio turnover is not a limiting factor, particular holdings may be sold at any time, if investment judgment or Portfolio operations make a sale advisable.

   The annual Portfolio turnover rates for the Equity Portfolio were 40.33% and 37.93%, respectively, for 1994 and 1993. The annual Portfolio turnover rates for the Bond Portfolio were 70.27% and 137.46%, respectively, for 1994 and 1993. The annual Portfolio turnover rates for the Capital Portfolio were 41.89% and 32.42%, respectively, for 1994 and 1993. The annual turnover rate for the S&P 500 Index Portfolio is expected to be less than 50%.

               MANAGEMENT OF THE FUND

               Directors and Officers

   The directors and executive officers of the Fund and their principal occupations during the past five years are set forth below. Unless otherwise noted, the address of each executive officer and director is 1876 Waycross Road, Cincinnati, Ohio 45240.

Name, Address             Position(s) with   Principal Occupation(s)
and Age                   the Fund           During Past Five Years
-------------             ----------------   -----------------------
George M. Callard, M.D.   Director           Cardiovascular Surgeon and
3021 Erie Avenue                             Professor of Clinical Surgery,
Cincinnati, Ohio  45208                      University of Cincinnati
(Age: 62)

George L. Clucas*         Director,          Senior Vice President,
(52)                      President and      Union Central; Director,
                          Chief Executive    President and Chief Executive
                          Officer            Officer, Carillon Advisers, Inc.
                                             ("Adviser"); Director, Carillon
                                             Investments, Inc. ("CII")

Theodore H. Emmerich      Director           Consultant; former Partner,
1201 Edgecliff Place                         Ernst & Whinney, Accountants
Cincinnati, Ohio  45206
(69)

James M. Ewell            Director           Retired Senior Vice President
9000 Indian Ridge Road                       and Director, The Procter and
Cincinnati, Ohio  45243                      Gamble Company
(80)

Richard H. Finan          Director           Attorney at Law; President Pro
11137 Main Street                            Tempore of the Ohio State Senate
Cincinnati, Ohio  45241
(61)

Jean Patrice              Director           Former Executive Director,
Harrington, S.C.                             Cincinnati Youth Collaborative;
3217 Whitfield Avenue                        President Emeritus (formerly,
Cincinnati, Ohio 45220                       President) College of Mount St.
(70)                                         Joseph

John H. Jacobs*           Director           Senior Vice President, Union
(49)                                         Central; prior to December, 1992,
                                             Officer and employee, Union Central

Charles W. McMahon        Director           Retired Senior Vice President and
2031 W. Galbraith Road, #E                   Director, Union Central
Cincinnati, Ohio 45239
(76)

Harry Rossi*              Director           Director Emeritus, Union Central;
641 Flagstaff Drive                          Director, Adviser; former Chairman,
Cincinnati, Ohio 45215                       President and Chief Executive
(76)                                         Officer, Union Central

Stephen R. Hatcher        Senior Vice        Senior Vice President and Chief
(53)                      President          Financial Officer, Union Central

John F. Labmeier          Vice President     Second Vice President, Associate
(46)                      and Secretary      General Counsel and Assistant
                                             Secretary, Union Central; Vice
                                             President and Secretary, CII;
                                             Secretary, Adviser

Thomas G. Knipper         Controller         Assistant Controller, Union
(38)                                         Central; prior to July, 1995,
                                             Treasurer of The Gateway Trust and
                                             Vice President and Controller of
                                             Gateway Advisers, Inc.; prior to
                                             April 1992, Senior Manager of
                                             Deloitte & Touche

Joseph A. Tucker          Treasurer          Assistant to the Treasurer, Union
(61)                                         Central; prior to October 1992,
                                             Officer and employee, Union Central

John M. Lucas             Assistant          Assistant Counsel and Assistant to
(44)                      Secretary          the Secretary, Union Central; prior
                                             to October, 1992, Officer and
                                             employee, Union Central


---------------
*  Messrs. Clucas, Jacobs and Rossi are considered to be
"interested persons" of the Fund (within the meaning of the
Investment Company Act of 1940) because of their affiliation with the Adviser.


   Each of the directors also serves as a trustee of Carillon
Investment Trust.

   All directors who are not "interested persons" of the Company are members of the Audit Committee.

   As of the date of this Statement of Additional Information, officers and directors of the Fund do not own any of the outstanding shares of the Fund. Directors who are not officers or employees of Union Central or Adviser are paid a fee plus actual out-of-pocket expenses by the Fund for each meeting of the Board of Directors attended. Total fees and expenses incurred for 1994 were $43,515.

                                 Compensation Table

    (1)                  (2)              (3)           (4)              (5)
                                                                     Total
                                       Pension or     Estimated      Compensation
                                       Retirement     Annual         From
                                       Benefits       Estimated      Registrant
                      Aggregate        Accrued        Annual         and Fund
                      Compensation     As Part of     Benefits       Complex*
Name of Person,       From             Fund           Upon           Paid to
Position              Registrant       Expenses       Retirement     Directors
---------------       ------------     ----------     ----------     ------------

George M. Callard,    7,300**          --             --             10,600
M.D.
Director

George L. Clucas      N/A              N/A            N/A            N/A
Director

Theodore H. Emmerich  7,500            --             --             10,800
Director

James M. Ewell        7,300            --             --             10,600
Director

Richard H. Finan      7,300            --             --             10,600
Director
Jean Patrice          7,300            --             --             10,600
Harrington, S.C.
Director
John H. Jacobs        N/A              N/A            N/A            N/A
Director

Charles W. McMahon    7,300**          --             --             10,600
Director

Harry Rossi           N/A              N/A            N/A            N/A
Director




*   Each of the Directors also serves as a Trustee of Carillon
Investment Trust.
** Messrs. Callard and McMahon have been deferring their compensation each year. As of December 31, 1994, the total amount deferred, including interest, was as follows: Dr. Callard -
$44,199; Mr. McMahon - $22,752.

Investment Adviser

   The Fund has entered into an Investment Advisory Agreement ("Agreement") with Carillon Advisers, Inc. ("Adviser") whose principal business address is 1876 Waycross Road, Cincinnati, Ohio 45240 (P.O. Box 177, Cincinnati, Ohio 45201). The Adviser was incorporated under the laws of Ohio on August 18, 1986, and is a wholly-owned subsidiary of Union Central. Executive officers and directors of the Adviser who are affiliated with the Fund are George L. Clucas, President and Chief Executive Officer; Thomas G. Knipper, Treasurer; and John F. Labmeier, Secretary.

   Pursuant to the Agreement, the Fund has retained the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of Portfolio securities. The Adviser is at all times subject to the direction and supervision of the Board of Directors of the Fund.

   The Adviser continuously furnishes an investment program for each Portfolio, is responsible for the actual management of each Portfolio and has responsibility for making decisions to buy, sell or hold any particular security. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Portfolios in a manner consistent with their investment objectives, policies and restrictions. The Adviser considers analyses from various sources, makes necessary investment decisions and effects transactions accordingly. The Adviser also performs certain administrative functions for the Fund. The Adviser may utilize the advisory services of subadvisers for one or more of the Portfolios.

Payment of Expenses

   Under the terms of the Agreement, in addition to managing the Fund's investments, the Adviser, at its expense, maintains certain of the Fund's books and records (other than those provided by Firstar Trust Company, by agreement) and furnishes such office space, facilities, equipment, and clerical help as the Fund may reasonably require in the conduct of business. In addition, the Adviser pays for the services of all executive, administrative, clerical, and other personnel, including officers of the Fund, who are employees of Union Central. The Adviser also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund. Expenses not expressly assumed by the Adviser under the Agreement will be paid by the Fund.

   Each Portfolio pays all other expenses incurred in its operation and a portion of the Fund's general administration expenses allocated on the basis of the asset size of the respective Portfolios. Expenses other than the Adviser's fee that are borne directly and paid individually by a Portfolio include, but are not limited to, brokerage commissions, dealer markups, expenses incurred in the acquisition of Portfolio securities, transfer taxes, transaction expenses of the custodian, pricing services used by only one or more Portfolios, and other costs properly payable by only one or more Portfolios. Expenses which are allocated on the basis of size of the respective Portfolios include custodian (portion based on asset size), dividend disbursing agent, transfer agent, bookkeeping services (except annual per Portfolio base charge), pricing, shareholder's and directors' meetings, directors' fees, proxy statement and Prospectus preparation, registration fees and costs, fees and expenses of legal counsel not including employees of the Adviser, membership dues of industry associations, postage, insurance premiums including fidelity bond, and all other costs of the Fund's operation properly payable by the Fund and allocable on the basis of size of the respective Portfolios. The Adviser will pay any expenses of the S&P 500 Index Portfolio, other than the advisory fee for that Portfolio, to the extent that such expenses exceed .30% of that Portfolio's net assets.

   Depending on the nature of a legal claim, liability or lawsuit, litigation costs, payment of legal claims or liabilities and any indemnification relating thereto may be directly applicable to a Portfolio or allocated on the basis of the size of the respective Portfolios. The directors have determined that this is an appropriate method of allocation of expenses.

   The Agreement also provides that if the total operating expenses of the Fund, exclusive of the advisory fee, taxes, interest, brokerage fees and certain legal claims and liabilities and litigation and indemnification expenses, as described in the Agreement, for any fiscal year exceed 1.0% of the average daily net assets of the Fund, the Adviser will reimburse the Fund for such excess, up to the amount of the advisory fee for that year. Such amount, if any, will be calculated daily and credited on a monthly basis.

Advisory Fee

   As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Adviser, the Fund pays the Adviser monthly compensation calculated daily as described on page 11 of the Prospectus. The compensation after all waivers for each Portfolio was as follows:

          Equity       Bond         Capital      S&P 500 Index
Year      Portfolio    Portfolio    Portfolio    Portfolio
----      ---------    ---------    ---------    -------------

1994      $924,881     $273,068     $766,664     N/A

1993      $750,859     $232,954     $593,388     N/A

1992      $570,315     $169,958     $408,581     N/A

   There is no assurance that the Portfolios will reach a net asset level high enough to realize a reduction in the rate of the advisory fee. Any reductions in the rate of advisory fee will be applicable to each Portfolio separately in accordance with the schedule of fees applicable to each Portfolio.

Investment Advisory Agreement

   The Investment Advisory Agreement was initially approved by the Fund's Board of Directors, including a majority of the directors who are not interested persons of the Adviser, on March 22, 1984. Unless earlier terminated as described below, the Agreement will continue in effect from year to year if approved annually: (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund, including a majority of the outstanding shares of each Portfolio; and (b) by a majority of the directors who are not parties to such contract or interested persons (as defined by the Investment Company Act of 1940) of any such party. The Agreement is not assignable and may be terminated without penalty by the Fund on 60 days notice, and by the Adviser on 90 days notice. On March 27, 1995, the Agreement was approved for continuance for one (1) year by the Board of Directors by unanimous vote of those present, including a majority of the directors who are not parties to such contract or interested persons of any such party.

   On March 21, 1990, the Board of Directors took steps to activate the Capital Portfolio of the Fund by authorizing the issuance of shares of that Portfolio to a separate account of Union Central. The Board of Directors also approved an amendment to the Investment Advisory Agreement so as to make the Agreement applicable to the Capital Portfolio and to specify the advisory fee payable by it. The Board determined that the amendment did not affect the interests of the classes of Fund shares other than Capital Portfolio shares and that therefore only the holders of Capital Portfolio shares were entitled to vote on the amendment. On May 1, 1990, the Union Central separate account invested $15.2 million in the Capital Portfolio in exchange for 1,390,516 shares at a price of $10.95 per share. Union Central, as legal owner of the Capital Portfolio shares purchased by its separate account and as sole shareholder of the Capital Portfolio, approved the Agreement as amended.

   On September 15, 1995, the Board of Directors took steps to activate the S&P 500 Index Portfolio of the Fund by authorizing the issuance of shares of that Portfolio. On December 13, 1995, the Board of Directors also approved an amendment to the Investment Advisory Agreement so as to make the Agreement applicable to the Index Portfolio and to specify the advisory fee payable by it. The Board determined that the amendment did not affect the interests of the classes of Fund shares other than Index Portfolio shares and that therefore only the holders of Index Portfolio shares were entitled to vote on the amendment. It is anticipated that Union Central, as legal owner of the Index Portfolio shares as sole shareholder of the Index Portfolio, will approve the Agreement as amended on January 3, 1996.

   The Investment Advisory Agreement provides that the Adviser shall not be liable to the Fund or to any shareholder for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder in connection with matters to which the Investment Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of the Adviser in the performance of its duties thereunder. In the case of administration services, the Adviser will be held to a normal standard of liability.

   The Agreement in no way restricts the Adviser from acting as investment manager or adviser to others.

   If the question of continuance of the Agreement (or adoption of any new Agreement) is presented to shareholders, continuance (or adoption) with respect to a Portfolio shall be effective only if approved by a majority vote of the outstanding voting securities of that Portfolio. If the shareholders of any one or more of the Portfolios should fail to approve the Agreement, the Adviser may nonetheless serve as an adviser with respect to any Portfolio whose shareholders approved the Agreement.

Administration

   The Adviser is responsible for providing certain administrative functions to the Fund and has entered into an Administration Agreement with Carillon Investments, Inc. ("CII") under which CII furnishes substantially all of such services for an annual fee of
 .20% of the Fund's average net assets. The fee is borne by the Adviser, not the Fund. Under the Administration Agreement, CII is obligated to provide persons for clerical, accounting, bookkeeping, administrative and other similar services, to supply office space, stationery and office supplies, and to prepare tax returns, reports to stockholders, and filings with the Securities and Exchange Commission and state securities authorities.

Service Agreement

   Under a Service Agreement between the Adviser and Union Central, Union Central has agreed to make available to the Adviser the services of certain employees of Union Central on a part-time basis for the purpose of better enabling the Adviser to fulfill its obligations to the Fund under the Agreement. Pursuant to the Service Agreement, the Adviser shall reimburse Union Central for all costs allocable to the time spent on the affairs of the Adviser by the employees provided by Union Central. In performing their services for the Adviser pursuant to the Service Agreement, the specified employees shall report and be solely responsible to the officers and directors of the Adviser or persons designated by them. Union Central shall have no responsibility for the investment recommendations or decisions of the Adviser. The obligation of performance under the Agreement is solely that of the Adviser and Union Central undertakes no obligation in respect thereto except as otherwise expressly provided in the Service Agreement. The Service Agreement was approved by the shareholders of the Equity, Bond and Capital Portfolios at a meeting held on March 20, 1992. It is anticipated that the sole shareholder of the S&P 500 Index Portfolio will approve the Service Agreement on or about January 3, 1996.

Securities Activities of Adviser

   Securities held by the Fund may also be held by Union Central or by other separate accounts or mutual funds for which the Adviser acts as an adviser. Because of different investment objectives or other factors, a particular security may be bought by Union Central or by the Adviser or for one or more of its clients, when one or more other clients are selling the same security. If purchases or sales of securities for one or more of the Fund's Portfolios or other clients of the Adviser or Union Central arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the Fund's Portfolios, Union Central, and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

   On occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Fund (or for two or more Portfolios) with those to be sold or purchased for other accounts or companies in order to obtain more favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund Portfolio(s) and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a Portfolio.

             DETERMINATION OF NET ASSET VALUE

   As described on page 12 of the Prospectus, the net asset value of shares of the Fund is determined once daily, Monday through Friday, when there are purchases or redemptions of Fund shares, except: (i) when the New York Stock Exchange is closed (currently New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day);
(ii) the day following Thanksgiving Day; (iii) December 26, 1995, and (iv) any day on which changes in the value of the Portfolio securities of the Fund will not materially affect the current net asset value of the shares of a Portfolio.

   Securities held by the Portfolios, except for money market instruments maturing in 60 days or less, will be valued as follows:
Securities which are traded on stock exchanges (including securities traded in both the over-the-counter market and on exchange), or listed on the NASDAQ National Market System, are valued at the last sales price as of the close of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices. Securities traded only in the over-the-counter market are valued at the last bid prices quoted by brokers that make markets in the securities at the close of trading on the New York Stock Exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

   Money market instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost (or in the case of instruments initially valued at market value, at the market value on the day before its remaining maturity is such that it qualifies for amortized cost valuation); thereafter, the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.


        PURCHASE AND REDEMPTION OF SHARES

   The Fund offers its shares, without sales charge, only to Union Central and its separate accounts. It is possible that at some later date the Fund may offer shares to other investors.

   The Fund is required to redeem all full and fractional shares of the Fund for cash at the net asset value per share. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. The right to redeem shares or to receive payment with respect to any redemption may only be suspended for any period during which: (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of Portfolio securities or determination of the net asset value of a Portfolio is not reasonably practicable; and
(c) the Securities and Exchange Commission by order permits postponement for the protection of shareholders.

                          TAXES

   Each Portfolio of the Fund will be treated as a separate entity for federal income tax purposes. Each Portfolio has qualified and has elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Portfolio qualifies as a "regulated investment company" and complies with the provisions of the Code by distributing substantially all of its net income (both ordinary income and capital gain), the Portfolio will be relieved from federal income tax on the amounts distributed.

   In order to qualify as a regulated investment company, in each taxable year each Portfolio must, among other things: (a) derive at least 90 percent of its gross income from dividends, interest, payments with respect to loans of securities, and gains from the sale or other disposition of stocks or securities or foreign currencies (subject to the authority of the Secretary of the Treasury to exclude certain foreign currency gains) or other income (including, but not limited to, gains from options, futures, or forward contracts which are ancillary to the Portfolio's principal business of investing in stocks or securities or options and futures with respect to stocks or securities) derived with regard to its investing in such stocks, securities or currencies; and (b) derive less than 30 percent of its gross income from gains (without deduction for losses) realized on the sale or other disposition of any of the following held for less than three months: securities, options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies) or certain foreign currencies. In order to meet the requirements noted above, the Fund may be required to defer disposing of certain options, futures contracts and securities beyond the time when it might otherwise be advantageous to do so. These requirements may also affect the Fund's investments in various ways, such as by limiting the Fund's ability to:(a) sell investments held for less than three months;
(b) effect closing transactions on options written less than three months previously; (c) write options for a period of less than three months; and (d) write options on securities held for less than the long-term capital gains holding period. For a discussion of tax consequences to owners of annuity contracts, see the Prospectus for those contracts.

   The discussion of "Taxes" in the Prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the Courts and the Internal
Revenue Service.


            PORTFOLIO TRANSACTIONS AND BROKERAGE

   The Adviser is primarily responsible for the investment decisions of each Portfolio, including decisions to buy and sell securities, the selection of brokers and dealers to effect the transactions, the placing of investment transactions, and the negotiation of brokerage commissions, if any. No Portfolio has any obligation to deal with any dealer or group of dealers in the execution of transactions in Portfolio securities. In placing orders, it is the policy of the Fund to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of execution. While the Adviser generally seeks reasonably competitive spreads or commissions, the Portfolios will not necessarily be paying the lowest spread or commission available.

   If the securities in which a particular Portfolio of the Fund invests are traded primarily in the over-the-counter market, where possible the Portfolio will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of Portfolio securities transactions of each Portfolio will consist primarily of brokerage commission or dealer or underwriter spreads.

   While the Adviser seeks to obtain the most favorable net results in effecting transactions in the Portfolio securities, brokers who provide supplemental investment research to the Adviser may receive orders for transactions by the Fund. Such supplemental research service ordinarily consists of assessments and analyses of the business or prospects of a company, industry, or economic sector. If, in the judgment of the Adviser, the Fund will be benefited by such supplemental research services, the Adviser is authorized to pay commissions to brokers furnishing such services which are in excess of commissions which another broker may charge for the same transaction. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under its Investment Advisory Agreement. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. In some cases, the Adviser may use such supplemental research in providing investment advice to its other advisory accounts.

   During 1994, 45% of the Fund's total brokerage was allocated to brokers who furnish statistical data or research information.
Brokerage commissions paid during 1994, 1993 and 1992 were $232,642, $226,635 and $220,110, respectively.


                  GENERAL INFORMATION

Capital Stock

   The Fund was incorporated in Maryland on January 30, 1984. The authorized capital stock of the Fund consists of sixty-million shares of common stock, par value ten cents ($0.10) per share. Fifty-five million shares of the authorized capital stock is currently divided into the following classes: Equity Portfolio consisting of twenty-million authorized shares; Capital Portfolio consisting of fifteen-million authorized shares; Bond Portfolio consisting of ten-million authorized shares; and S&P 500 Index Portfolio consisting of ten-million authorized shares.

   The balance of the shares may be issued to the existing Portfolios, or to new Portfolios having the number of shares and descriptions, powers, and rights, and the qualifications, limitations, and restrictions as the Board of Directors may determine. The Board of Directors may also change the designation of any Portfolio and may increase or decrease the number of authorized shares of any Portfolio, but may not decrease the number of authorized shares of any Portfolio below the number of shares then outstanding.


   Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective
Portfolio and, upon liquidation or dissolution, in net assets of such Portfolio remaining after satisfaction of outstanding liabilities.

Voting Rights

   In accordance with an amendment to the Maryland General Corporation Law, the Board of Directors of the Fund has adopted an amendment to its Bylaws providing that unless otherwise required by the Investment Company Act of 1940, the Fund shall not be required to hold an annual shareholder meeting unless the Board of Directors determines to hold an annual meeting. The Fund intends to hold shareholder meetings only when required by law and such other times as may be deemed appropriate by its Board of Directors.

   All shares of common stock have equal voting rights (regardless of the net asset value per share) except that on matters affecting only one Portfolio, only shares of the respective Portfolio are entitled to vote. The shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of the Fund voting for the election of directors can elect all of the directors of the Fund if they choose to do so and in such event the holders of the remaining shares would not be able to elect any directors.

   Matters in which the interests of all Portfolios are substantially identical (such as the election of directors or the approval of independent public accountants) will be voted on by all shareholders without regard to the separate Portfolios. Matters that affect all Portfolios but where the interests of the Portfolios are not substantially identical (such as approval of the Investment Advisory Agreement) would be voted on separately by each Portfolio. Matters affecting only one Portfolio, such as a change in its fundamental policies, are voted on separately by that Portfolio.

   Matters requiring separate shareholder voting by Portfolio shall have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other Portfolio; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Fund.

   The phrase "a majority of the outstanding voting securities" of a Portfolio (or of the Fund) means the vote of the lesser of: (1) 67% of the shares of the Portfolio (or the Fund) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Portfolio (or the Fund).

   As noted in the Prospectus, Union Central currently has voting control of the Fund. With voting control, Union Central could make fundamental and substantial changes (such as electing a new Board of Directors, changing the investment adviser or advisory fee, changing a Portfolio's fundamental investment objectives and policies, etc.) regardless of the views of Contract Owners. However, under current interpretations of presently applicable law, Contract Owners are entitled to give voting instructions with respect to Fund shares held in registered separate accounts and therefore all Contract Owners would receive advance notice before any such changes could be made.

Additional Information

   This Statement of Additional Information and the Prospectus do not contain all the information set forth in the registration statement and exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, to which reference is hereby made.


        INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

   The financial statements of the Fund have been audited by Price Waterhouse LLP, independent accountants, whose report follows. The financial statements included in this Statement of Additional Information have been included in reliance upon the report of Price Waterhouse LLP, given upon their authority as experts in auditing and accounting.

   Deloitte & Touche LLP has been retained by the Fund to examine its 1995 financial statements.

                              CARILLON FUND, INC.

                              SEMIANNUAL REPORT


                               JUNE 30, 1995
                               (unaudited)

                     CARILLON FUND, INC.
                   SCHEDULE OF INVESTMENTS
================================================================
JUNE 30, 1995
(Unaudited)

EQUITY PORTFOLIO
----------------------------------------------------------------
COMMON STOCKS - 87.61%
----------------------------------------------------------------

                                      SHARES        VALUE
AEROSPACE - DEFENSE - 2.71%
Lockheed Martin Corporation              40,000       $  2,525,000
    Raytheon Company                     15,000          1,164,375
    Thiokol Corporation                  45,000          1,361,250
                                        -------       ------------
                                                         5,050,625
                                                      ------------
AIR TRANSPORTATION - 1.05%
    Atlantic Southeast Airlines          65,000          1,958,121
                                                      ------------
AUTO PARTS - 1.75%
    Breed Technologies, Incorporated     40,000            960,000
    Donnelly Corporation                 48,500            782,062
  Foamex International Incorporated*     75,000            548,438
    Strattec Security Corporation*       80,000            980,000
                                                      ------------
                                                         3,270,500
                                                      ------------
BANK & BANK HOLDING COMPANIES-6.28%
    ABN AMRO Holdings NV ADR             30,857          1,190,092
    Banco Latinoamericano
    de Exportaciones ADR                 75,000          2,484,375
    Deutsche Bank AG ADR Sponsored       26,100          1,267,170
    Dresdner Bank AG ADR                 55,000          1,589,450
    GBC Bancorp California               40,900            490,800
    River Forest Bancorp                 19,500            789,750
    Southtrust Corporation               55,000          1,271,875
    Wilmington Trust Corporation         40,000          1,130,000
    Zions Bancorporation                 30,000          1,500,000
                                                      ------------
                                                        11,713,512
                                                      ------------
BUILDING MATERIAL - 1.96%
    ABT Building Products
     Corporation*                        80,000          1,420,000
    Falcon Products, Incorporated       104,000          1,322,925
NCI Building Systems, Incorporated       55,000            921,250
                                                      ------------
                                                         3,664,175
                                                      ------------
BUSINESS-MECHANICS & SOFTWARE- 2.32%
    DH Technology Incorporated           90,000          2,475,000
    Macneal - Schwendler Corporation     85,000          1,190,000
    Olicom A/S*                          50,000            656,250
                                                      ------------
                                                         4,321,250
                                                      ------------
CHEMICAL - 2.33%
    Bayer AG ADR Sponsored              135,000          3,355,196
    Ciba - Geigy AG ADR                  27,000            988,961
                                                      ------------
                                                         4,344,157
                                                      ------------
COMPUTER - .86%
  Quantum Corporation*                   70,000          1,601,250
                                                      ------------

CONGLOMERATE - .77%
  Mannesman  AG ADR                       4,700          1,434,663
                                                      ------------

CONTAINER - 2.11%
  AEP Industries, Incorporated          107,550          2,285,438
  Alltrista Corporation*                 86,000          1,655,500
                                                      ------------
                                                         3,940,938
                                                      ------------
DIVERSIFIED - .68%
  Griffon Corporation                   120,000            960,000
  Quixote Corporation                    25,000            312,500
                                                      ------------
                                                         1,272,500
                                                      ------------
DRUGS - 2.00%
  Merck & Company, Incorporated          40,000          1,960,000
  Schering Plough Corporation            40,000          1,765,000
                                                      ------------
                                                         3,725,000
                                                      ------------
ELECTRONICS - 1.62%
Advance Circuits, Incorporated*         100,000          1,800,000
Digi International, Incorporated*        54,000          1,228,500
                                                      ------------
                                                         3,028,500
                                                      ------------
ENGINEERING & CONSTRUCTION - .24%
  Mestek, Incorporated*                  36,200            457,025
                                                      ------------

ENTERTAINMENT & LEISURE - .25%
  Artco, Incorporated                    40,000            470,000
                                                      ------------
FINANCIAL SERVICES - 3.75%
 CMAC Investment Corporation             47,500          2,060,313
 Dean Witter, Discover & Company         45,000          2,115,000
 Jefferies Group, Incorporated           32,000          1,152,000
 Raymond James Financial Corporation     50,000            968,750
 Student Loan Marketing Association      15,000            703,125
                                                      ------------
                                                         6,999,188
                                                      ------------
FOOD, BEVERAGE, & TOBACCO - .35%
  Todhunter International,
   Incorporated*                         70,000            647,500

GOLD & PRECIOUS METALS - 1.10%
  Echo Bay Mines Limited                 90,000            810,000
  Minorco SA ADR Sponsored               50,000          1,237,500
                                                      ------------
                                                         2,047,500
                                                      ------------
HEALTH & BEAUTY AIDS - 1.51%
  Helen of Troy Limited, Bermuda*        95,000          1,995,000
  Perrigo Company*                       75,000            829,688
                                                      ------------
                                                         2,824,688
                                                      ------------
HEALTH CARE - 5.36%
  American Medical Electronics,
     Incorporated*                       85,000            828,750
  Lunar Corporation*                     88,800          2,508,600
   Nellcor Incorporated*                 20,000            900,000
  Orthofix International NV*             75,000          1,284,375
  Research Industries Corporation*       65,000          1,495,000
 Sofamor / Danek Group, Incorporated*    65,200          1,475,150
  St Jude Medical, Incorporated          30,000          1,503,750
                                                      ------------
                                                         9,995,625
                                                      ------------
HEALTH CARE SERVICES - 1.49%
  Advocat, Incorporated*                 75,500            839,938
  Rightchoice Managed Care,
    Incorporated, Class A*              105,500          1,266,000
  United Wisconsin Services,
    Incorporated                         34,000            680,000
                                                      ------------
                                                         2,785,938
                                                      ------------
HOSPITAL SUPPLY & SERVICE - 1.70%
  Allied Healthcare Products
    Incorporated                         90,100          1,464,125
  Sterile Concepts Holdings              35,000            433,125
  Utah Medical Products,
   Incorporated*                        103,200          1,277,100
                                                      ------------
                                                         3,174,350
                                                      ------------
HOUSEHOLD PRODUCTS - 3.00%
 Chromcraft Revington Incorporated*      75,000          1,591,875
 Fingerhut Companies                     40,000            625,000
 Lifetime-Hoan Corporation              153,420          1,725,975
 Scotsman Industries, Incorporated       40,000            740,000
 Winsloew Furniture Incorporated*       188,300            917,963
                                                      ------------
                                                         5,600,813
                                                      ------------
HOUSING - 1.15%
 The Rottlund Company, Incorporated*     50,000            362,500
  Schult Homes Corporation               50,000            568,750
  Toll Brothers, Incorporated*           75,000          1,209,375
                                                      ------------
                                                         2,140,625
                                                      ------------
INSURANCE - 7.47%
  Aegon NV ADR                           63,300          2,207,588
  Capitol American Financial
      Corporation                        30,000            682,500
  Gainsco Incorporated                  150,250          1,493,109
  Harleysville Group Incorporated        45,300          1,132,500
  Penncorp Financial Group
     Incorporated                        50,000            925,000
  RLI Corporation                        68,625          1,561,219
  Sphere Drake Holdings Limited          70,000          1,076,250
  Sunamerica                             25,000          1,275,000
  Torchmark Corporation                  30,000          1,132,500
  Transnational Re Corporation,
        Class A*                         40,000            802,500
  Triad Guaranty Incorporated*           45,000            945,000
  United Insurance Companies,
          Incorporated                   54,400            707,200
                                                       ------------
                                                        13,940,366
                                                       ------------
INVESTMENT COMPANIES - .60%
  Allied Capital Corporation             25,000            296,875
  Allied Capital Lending Corporation      1,363             17,719
  Chile Fund                             15,000            806,250
                                                      ------------
                                                         1,120,844
                                                      ------------
MACHINERY - AGRICULTURE &
    CONSTRUCTION - 1.92%
  Astec Industries Incorporated*         75,000            853,125
  Lindsay Manufacturing Company*         78,575          2,730,481
                                                      ------------
                                                         3,583,606
                                                      ------------
MACHINERY - INDUSTRIAL - .65%
  Alamo Group, Incorporated              70,000          1,207,500
                                                      ------------

MISCELLANEOUS - ENERGY - 3.81%
  Giant Industries Incorporated          70,000            595,000
  Holly  Corporation                     75,000          1,734,375
  Input / Output, Incorporated*          40,700          1,465,200
  Repsol International S.A. ADR          40,000          1,265,000
  Total  S.A. ADR                        41,008          1,240,492
  Valero Energy Corporation              40,000            810,000
                                                      ------------
                                                         7,110,067
                                                      ------------
MISCELLANEOUS - MANUFACTURING - .71%
  ILC Technology, Incorporated*          79,300            733,525
  Versa Technologies, Incorporated       40,500            587,250
                                                      ------------
                                                         1,320,775
                                                      ------------
MISCELLANEOUS - SERVICE - .47%
  PCA International, Incorporated        74,500            875,375
                                                      ------------
NON- FERROUS METAL - .59%
  Western Mines Holdings Limited ADR     50,000          1,100,000
                                                      ------------
OIL & GAS - DOMESTIC - 4.04%
  Apache Corporation                     73,118          2,001,605
  Columbia Gas System Incorporated*      30,000            952,500
  Horsham Corporation                   115,000          1,552,500
  Newfield Exploration Company*          48,000          1,362,000
  Petrocorp Incorporated*                74,000            610,500
  Plains Resources Incorporated*        120,000          1,050,000
                                                      ------------
                                                         7,529,105
                                                      ------------
OIL & GAS - INTERNATIONAL - .56%
  YPF S.A. Sponsored ADR, Class D        55,000          1,038,125
                                                      ------------
OIL & GAS - SERVICE - 1.86%
  Global Industries Limited*             80,000          1,780,000
  Offshore Logistics, Incorporated*     120,000          1,680,000
                                                      ------------
                                                         3,460,000
                                                      ------------
POLLUTION CONTROL - .18%
  International Recovery Corporation     22,500            331,875
                                                      ------------
PRODUCTION - .55%
  Briggs & Stratton                      30,000          1,035,000
                                                      ------------

PRINTING & PUBLISHING - .19%
  CSS Industries, Inc*                   20,000            360,000
                                                      ------------
RAILROAD - .37%
  Illinois Central Corporation,
           Class A                       20,000            690,000
                                                      ------------
REAL ESTATE - 4.04%
  Columbus Realty Trust                  45,000            843,750
  Health Care Property Investors,
          Incorporated                   50,000          1,600,000
  IRT Property Company                  120,000          1,170,000
  Merry Land & Investment Company,
          Incorporated                   75,000          1,528,125
  NAB Asset Corporation                  51,000            277,313
  National Health Investors
  Incorporated                           40,000          1,090,000
  Shurgard Storage Centers               45,000          1,035,000
                                                      ------------
                                                         7,544,188
                                                      ------------
RETAIL - GENERAL - 4.48%
  Bon-Ton Stores*                        86,800            906,244
Claire's Stores, Incorporated           100,000          1,812,500
  Crown Books Corporation*               55,000            618,750
  Dart Group Corporation, Class A         7,500            632,813
  Forschner Group Incorporated*          65,000            682,500
  Penney JC Company                      18,000            864,000
  Roberds Incorporated*                  90,000            855,000
  Shopko Stores, Incorporated            90,700            975,025
  Value City Department Stores,
          Incorporated*                  70,000            533,750
  Venture Stores, Incorporated           48,000            474,000
                                                       ------------
                                                         8,354,582
                                                      ------------
SAVINGS & LOAN - 1.05%
  Standard Federal Bank                  57,900          1,946,888
                                                      ------------
SEMICONDUCTOR - .70%
Advanced Micro Devices Incorporated      36,000          1,309,500
                                                      ------------
SHOES - .35%
  K- Swiss, Incorporated, Class A        50,000            650,000
                                                      ------------
TELEPHONE - .82%
  Societa Finanziaria
      Telephonica S.A. ADR               30,000            829,260
  Telefonica de Argentina ADR            28,000            693,000
                                                       ------------
                                                         1,522,260
                                                       ------------
TEXTILE & APPAREL - 1.60%
  Cone Mills Corporation*                40,000            515,000
  Conso Products Company*                55,000            770,000
  Haggar Corporation                     38,000            741,000
  Jones Apparel Group, Incorporated*     25,000            746,875
  Speizman Industries, Incorporated*     40,000            205,000
                                                       ------------
                                                         2,977,875
                                                       ------------
TRUCKING - .50%
  U.S. Xpress Enterprises, Class A*     110,000            935,000
                                                       ------------

UTILITIES - 3.76%
  Cinergy Corporation                    29,400            771,750
  CMS Energy Corporation                 50,000          1,231,250
  Duke Power Company                     12,500            518,750
  Empresa Nacional Electricidad
     SA ADR                              30,000          1,477,500
  Public Service Company of
     New Mexico*                         54,000            769,500
  Texas Utilities Company                45,000          1,546,875
  Utilicorp United Incorporated          25,000            703,125
                                                      ------------
                                                         7,018,750
                                                      ------------

Total Common Stocks
(cost $133,615,422)                                   163,430,124
                                                      ------------

*Non-income producing
(ADR) American Depository Receipt

The accompanying notes are an integral part of the financial statements.

-----------------------------------------------------------
SHORT-TERM INVESTMENTS - 12.22%
-----------------------------------------------------------

                                        PRINCIPAL       VALUE
                                        ---------       -------
COMMERCIAL PAPER - 7.99%
  Cincinnati Bell Incorporated
    (6.000% due 08/15/95)               1,000,000       $   992,500
  Circus Circus Enterprises,
 Incorporated (6.040% due 08/02/95)     2,000,000         1,989,262
  Columbia Healthcare Corporation
    (6.020% due 07/26/95)               1,000,000           995,819
  Columbia Healthcare Corporation
    (6.020% due 08/24/95)               1,000,000           990,970
  Conagra, Incorporated
    (5.980% due 07/28/95)               1,000,000           995,515
  Cox Enterprises, Incorporated
    (6.000% due 08/15/95)               1,000,000            992,500
  Pennzoil Company
    (6.000% due 08/25/95)               2,000,000          1,981,667
  Telecommunications, Incorporated
    (6.360% due 07/18/95)               1,000,000            996,997
  Telecommunications, Incorporated
    (6.030% due 08/30/95)               1,000,000            989,500
  Union Pacific Corporation
    (6.060% due 07/21/95)               2,000,000          1,993,261
  Yellow Freight System Incorporated
    (5.930% due 08/04/95)               2,000,000          1,988,761
                                                         ------------
     Total Commercial Paper                               14,906,752
                                                         ------------

VARIABLE RATE DEMAND NOTES<F1>-4.23%
  General Mills, Incorporated
    (5.490% due 07/05/95)               1,776,558          1,776,558
  Pitney Bowes Credit Corporation
    (5.497% due 07/05/95)               4,900,022          4,900,022

outhwestern Bell Telephone Company
    (5.477% due 07/05/95)               1,205,450          1,205,450
                                                         ------------
  Total Variable Rate Demand Notes                         7,882,030
                                                         ------------

    Total Short-Term Investments
        (cost $22,788,782)                                22,788,782
                                                         ------------

TOTAL INVESTMENTS - 99.83%
(cost $156,404,204)                                     186,218,906 <F2>
                                                        ------------
OTHER ASSETS AND LIABILITIES - .17%                          324,763
                                                        ------------

TOTAL NET ASSETS - 100.00%                               $186,543,669
                                                         ============

<F1>
Interest rates vary periodically based on current market rates. The maturity shown for each variable rate demand note is the later of the next scheduled interest rate adjustment date or the date on which principal can be recovered through demand. Information shown is as of June 30, 1995.

<F2>
Gross unrealized appreciation and depreciation of securities at June 30, 1995 for both financial reporting and tax purposes was $36,614,740 and $7,060,037, respectively.


The accompanying notes are an integral part of the financial statements.

               CARILLON FUND, INC.
             SCHEDULE OF INVESTMENTS
===================================================================
JUNE 30, 1995
(Unaudited)

CAPITAL PORTFOLIO
---------------------------------------------------------------------------
COMMON STOCKS - 35.01%
---------------------------------------------------------------------------

                                        SHARES          VALUE
                                        ------          -----
APPAREL - .16%
   Haggar Corporation                    11,000         $  214,500
                                                        ----------
AUTO PARTS - .36%
   Strattec Security Corporation*        40,000            490,000
                                                        ----------
BANK & BANK HOLDING COMPANIES - 2.71%
   ABN AMRO ADR                          20,571            793,382
   Banco Latinoamericano
      de Exportaciones ADR               30,000            993,750
   Deutsche Bank AG ADR Sponsored        16,200            786,520
   Dresdner Bank AG ADR                  20,000            577,982
   River Forest Bancorp                  12,500            506,250
                                                        ----------
                                                         3,657,884
                                                        ----------
BUILDING & HOUSING - 1.02%
   ABT Building Products Corporation*    45,000            798,750
   Falcon Products, Incorporated         46,200            584,950
                                                        ----------
                                                         1,383,700
                                                        ----------
BUSINESS - MECHANICS & SOFTWARE - .55%
   DH Technology, Incorporated*          26,840            738,100
                                                        ----------
CHEMICAL -1.84%
   Bayer AG ADR Sponsored                75,000          1,863,997
   Ciba-Geigy ADR                        17,000            622,679
                                                        ----------
                                                         2,486,676
                                                        ----------
CONGLOMERATE - .58%
   Lonrho PLC ADR                        150,000           353,174
   Mannesman AG ADR                       1,400            427,347
                                                        ----------
                                                           780,521
                                                        ----------
CONTAINER - 1.28%
   AEP Industries, Incorporated          45,831            973,909
   Alltrista Corporation *               38,800            746,900
                                                        ----------
                                                         1,720,809
                                                        ----------
DRUGS - .62%
   Merck & Company                       17,000            833,000
                                                        ----------
ELECTRONICS  - .40%
   Advance Circuits Incorporated*        30,000            540,000
                                                        ----------
ENGINEERING & CONSTRUCTION - .14%
   Mestek, Incorporated*                 15,300            193,163
                                                        ----------

FINANCIAL SERVICES  - .52%
   Dean Witter, Discover & Company       15,000            705,000
                                                        ----------
FOOD, BEVERAGE, & TOBACCO - .17%
   Todhunder International,
            Incorporated*                25,000            231,250
                                                        ----------
GOLD & PRECIOUS METALS  - 1.87%
   Echo Bay Mines Limited                25,000            225,000
   Free State Consolidated
      Gold Mines Limited ADR             20,000            247,500
   Minorco ADR Sponsored                 29,000            717,750
   Placer Dome, Incorporated             20,000            522,500
   Royal Oak Mines, Incorporated*       125,000            390,625
   Santa Fe Pacific Gold Corporation     35,000            424,375
                                                        ----------
                                                         2,527,750
                                                        ----------
HEALTH CARE - 1.33%
   Lunar Corporation*                    40,400          1,141,300
   Orthofix International NV*            38,000            650,750
                                                        ----------
                                                         1,792,050
                                                        ----------
HEALTH CARE SERVICES  - .62%
   Rightchoice Managed Care - Class A*   45,000            540,000
   United Wisconsin Services,
            Incorporated                 15,000            300,000
                                                        ----------
                                                           840,000
                                                        ----------
HOSPITAL SUPPLY & SERVICES  - .48%
   Allied Healthcare Products
           Incorporated                  39,500            641,875
                                                        ----------
HOUSEHOLD PRODUCTS  - 1.43%
   Chromcraft Revington Incorporated*    25,000            531,250
   Helen of Troy Limited, Bermuda*       45,000            945,000
   Lifetime-Hoan Corporation             40,129            451,451
                                                        ----------
                                                         1,927,701
                                                        ----------
INSURANCE - 2.10%
   Capitol American Financial
                Corporation              30,000            682,500
   Gainsco Incorporated                  60,000            596,250
   RLI Corporation                       30,480            693,420
   Torchmark Corporation                 10,000            377,500
   United Insurance Companies,
          Incorporated                   36,800            478,400
                                                        ----------
                                                         2,828,070
                                                        ----------
INTERNATIONAL BOND - .91%
   Global Yield Fund Incorporated       105,000            708,750
   Templeton Global Income Fund          75,000            515,625
                                                        ----------
                                                         1,224,375
                                                        ----------
INVESTMENT COMPANIES - 1.53%
   Allied Capital Corporation            30,000            356,250
   Allied Capital Lending Corporation     1,636             21,268
   Blackrock Strategic Term Trust        75,000            562,500
   France Growth Fund, Incorporated      53,333            546,663
   New Germany Fund                      48,000            582,000
                                                        ----------
                                                         2,068,681
                                                        ----------
MACHINERY
- AGRICULTURE & CONSTRUCTION - .99%
   Astec Industries Incorporated*        50,000            568,750
   Lindsay Manufacturing Company*        21,939            762,380
                                                        ----------
                                                         1,331,130
                                                        ----------
MACHINERY - INDUSTRIAL - .13%
   Alamo Group, Incorporated             10,000            172,500
                                                        ----------

MISCELLANEOUS - ENERGY - .95%
   Holly Corporation                     20,000            462,500
   Repsol S.A. ADR                       26,000            822,250
                                                        ----------
                                                         1,284,750
                                                        ----------
MISCELLANEOUS - MANUFACTURING - .64%
   ILC Technology, Incorporated*         30,500         $  282,125
   Versa Technologies, Incorporated      40,000            580,000
                                                        ----------
                                                           862,125
                                                        ----------
NON-FERROUS METAL - .41%
   Western Mines Holdings Limited ADR    25,000            550,000
                                                        ----------
OIL & GAS - DOMESTIC - 1.24%
   Horsham Corporation                   40,000            540,000
   Newfield Exploration Corporation*     20,000            567,500
   Plains Resources, Incorporated*       65,000            568,750
                                                        ----------
                                                         1,676,250
                                                        ----------
OIL & GAS - INTERNATIONAL - .35%
   YPF S.A. Sponsored ADR                25,000            471,875
                                                        ----------

OIL & GAS - SERVICES  - .96%
   Global Industries Incorporated*       30,000            667,500
   Offshore Logistics, Incorporated*     45,000            630,000
                                                        ----------
                                                         1,297,500
                                                        ----------
PRODUCTION - .38%
   Briggs & Stratton                     15,000            517,500
                                                        ----------

REAL ESTATE - 5.75%
   Associated Estates Realty             50,000          1,056,250
   Columbus Realty Trust                 46,000            862,500
   Duke Realty Investments Incorporated  36,000          1,017,000
   Glimcher Realty Trust                 45,000            933,750
   Health Care Property Investors,
          Incorporated                   26,296            841,472
   IRT Property Company                  85,000            828,750
   Merry Land & Investment Company       47,000            957,625
   NAB Asset Corporation                 49,000            266,438
   Shurgard Storage Centers              43,000            989,000
                                                        ----------
                                                         7,752,785
                                                        ----------
RETAIL - GENERAL - 1.22%
   Bon-Ton Stores*                        6,500             68,250
   Claire's Stores, Incorporated         40,000            725,000
   Shopko Stores, Incorporated           40,000            430,000
   Value City Department Stores*         30,000            228,750
   Venture Stores Incorporated           20,000            197,500
                                                        ----------
                                                         1,649,500
                                                        ----------
SAVINGS & LOAN - .62%
   Standard Federal Bank                 25,000            840,625
                                                        ----------

UTILITIES - .75%
   CMS Energy Corporation                20,000            492,500
   Texas Utilities Company               15,000            515,625
                                                        ----------
                                                         1,008,125
                                                        ----------

   Total Common Stocks
(cost $41,550,060)                                      47,239,770
                                                        ----------

*Non-income producing
(ADR) American Depository Receipt

The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------
PREFERRED STOCK - .53%
-------------------------------------------------------------------------

                                        SHARES          VALUE
METAL & MINERAL - .53%
   Freeport McMoRan Copper & Gold       20,000          $  712,500
                                                        ----------
Total Preferred Stocks (cost $709,838)                     712,500
                                                        ----------


------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS - 13.88%
------------------------------------------------------------------------

                                        PRINCIPAL       VALUE
                                        ---------       -----
U.S. TREASURY NOTES  - 13.88%
   7.500% due 02/29/96                    750,000       $  758,438
   7.625% due 04/30/96                    500,000          507,343
   7.250% due 11/15/96                    500,000          509,375
   6.125% due 12/31/96                    900,000          904,500
   8.000% due 01/15/97                  1,000,00         1,031,875
   6.750% due 02/28/97                    650,000          659,344
   8.500% due 04/15/97                    500,000          522,188
   6.750% due 05/31/97                  1,000,000        1,016,562
   7.875% due 04/15/98                    500,000          525,156
   5.500% due 02/28/99                  1,000,000          986,875
   6.375% due 07/15/99                  1,000,000        1,014,687
   6.000% due 10/15/99                  5,900,000        5,907,375
   8.875% due 05/15/00                    500,000          560,938
   7.500% due 11/15/01                    500,000          536,404
   6.375% due 08/15/02                  3,250,000        3,285,545
                                                        ----------

Total U.S. Treasury Notes
      (cost $18,398,484)                                18,726,605
                                                        ----------

------------------------------------------------------------------------
MORTGAGE - BACKED SECURITIES -18.44%
------------------------------------------------------------------------

                                        PRINCIPAL       VALUE
                                        ---------       -----

FEDERAL HOME LOAN MORTGAGE
   CORPORATION - 3.03%
   8.000% due 10/01/96                    516,784       $  521,528
   7.500% due 06/01/07                     79,559           80,085
   9.500% due 10/01/08                    316,233          332,829
   8.250% due 03/01/12                    153,676          157,065
   8.500% due 03/01/16                    152,700          157,476
   8.500% due 06/15/17                  1,100,000        1,111,880
   7.500% due 07/01/17                     83,834           83,842
   11.000% due 04/01/19                    88,524           97,456
   11.000% due 11/01/19                   118,272          130,205
   11.000% due 05/01/20                   324,036          356,741
   11.000% due 06/01/20                   440,015          484,337
   7.000% due 09/15/22                    596,485          573,013
                                                        ----------
                                                         4,086,457
                                                        ----------

FEDERAL NATIONAL MORTGAGE
   ASSOCIATION - 5.87%
   10.000% due 02/01/04                    12,964           13,617
   9.500% due 09/01/05                    225,420          236,229
   9.000% due 11/01/05                    114,212          119,151
   8.000% due 05/01/07                    195,743          200,932
   5.500% due 11/01/08                    864,387          819,283
   6.000% due 12/01/08                  1,036,497        1,002,427
   5.500% due 01/01/09                  1,041,347          987,010
   6.000% due 03/01/09                  1,156,182        1,118,178
   5.500% due 04/01/09                  1,039,785          985,196
   9.500% due 12/25/18                    982,215        1,028,241
   8.500% due 03/01/19                     21,967           22,798
   6.500% due 04/01/24                  1,439,430        1,383,191
                                                        ----------
                                                         7,916,253
                                                        ----------
GOVERNMENT NATIONAL
MORTGAGE ASSOCIATION - 4.25%
   7.990% due 12/16/15                  4,738,590        4,790,997
   9.000% due 11/15/16                    178,701          188,776
   10.500% due 11/20/19                   520,811          569,939
   9.000% due 12/15/19                    171,929          181,405
                                                        ----------
                                                         5,731,117
                                                        ----------
MISCELLANEOUS - 3.09%
   FHLMC Floater
    (5.830% due 11/15/07)<F1>           1,000,000          993,500
   GE Capital Mtg. Services, Inc.
    (6.000% due 08/25/09)                 614,831          561,489
   Prudential Home Mortgage Securities
    (7.500% due 07/25/10)                 550,561          517,871
   FNMA Floater
    (5.460% due 10/25/21)<F1>           1,000,000          949,070
   FNMA Interest Only Security
    (9.000% due 04/25/22)               3,178,763          792,719
   FNMA Floater
    (6.594% due 05/25/22)<F1>           1,435,139        1,439,129
   Merrill Lynch Mortgage Investors
    (9.000% due 04/25/22)               2,000,000        1,897,500
                                                        ----------
                                                         7,151,278
                                                        ----------

Total Mortgage-Backed Securities
         (cost $24,636,422)                             24,885,105
                                                        ----------

<F1>
Interest rates vary periodically based on current market rates. Rates shown are as of June 30, 1995.

------------------------------------------------------------------------
CORPORATE BONDS AND NOTES - 8.35%
------------------------------------------------------------------------

                                        PRINCIPAL       VALUE
                                        ---------       -----
BANKS - .42%
 Boatmens Bancshares, Inc.
   Sub. Note (9.250% due 11/01/01)        260,000       $  292,714
 Comerica Inc., Sub. Note
   (9.750% due 05/01/99)                  250,000          274,770
                                                        ----------
                                                           567,484
                                                        ----------
CONGLOMERATES - .51%
 Teledyne, Inc. Sub. Deb. Series C
   (10.000% due 6/1/04)                   151,000          151,550
 Westinghouse Electric Corporation Deb.
    (8.875% due 6/1/01)                   500,000          536,356
                                                        ----------
                                                           687,906
                                                        ----------
FINANCIAL SERVICES  - 1.99%
 Dean Witter, Discover & Company Note
   (6.313% due 12/15/95)<F1>            1,000,000        1,000,708
 Discover Credit Corporation Note
   (6.539% due 07/24/95)<F1>            1,000,000          999,797
 Pacific Gulf Properties, Inc.
    Sub. Convertible Deb.
   (8.375% due 2/15/01)                   750,000          679,688
                                                        ----------
                                                         2,680,193
                                                        ----------
GAMING INDUSTRY - .20%
 Circus Circus Enterprises, Inc.
Senior Sub. Note
(10.625% due 6/15/97)                     250,000          268,204
                                                        ----------

INSURANCE - .37%
 Penn Central Corporation Sub.
 Note  (9.750% due 08/01/99)               30,000          130,252
 Reliance Financial
 Services Corporation
 Senior Note(9.480% due 11/01/00)<F1>     375,000          375,469
                                                        ----------
                                                           505,721
                                                        ----------
MISCELLANEOUS - .38%
  Toll Corporation Senior Sub. Note
  (10.500% due 03/15/02)                  500,000          515,000
                                                        ----------
OIL & GAS EXPLORATION
 SERVICES - 2.13%
  Columbia Gas Systems Deb.
  (10.500% due 06/01/12)<F2>              750,000        1,096,875
  Maxus Energy Corporation Deb.
  (11.250% due 05/01/13)                  208,000          203,840
  Rowan Companies, Inc. Senior Notes
  (11.8750% due 12/01/01)                  50,000          802,500
  Tenneco Inc. Note
  (10.000% due 08/01/98)                  700,000          767,733
                                                        ----------
                                                         2,870,948
                                                        ----------
SAVINGS & LOAN - .11%
   Golden West Financial Corporation
   Sub. Note (10.250% due 12/1/00)         30,000          150,478
                                                        ----------

TELEPHONE & TELECOMMUNICATIONS  - .13%
  United Telecommunications, Inc. Note
  (9.750% due 04/01/00)                    56,000          174,762
                                                        ----------
UTILITIES - ELECTRIC - 2.10%
  Connecticut Light & Power  Company
  1st Ref Mtg. (7.625% due 04/01/97)      691,000          702,206
  Del Norte Funding Corporation
  Secured Lease Obligation Debenture
  (11.250% due 01/02/14)                  800,000          424,000
  El Paso Electric 1st Mtg
  (6.750% due 05/01/98)<F2>               500,000          477,500
  New Orleans Public Service Inc.
  1st Mtg  Notes (8.670% due 04/01/05)  1,200,000        1,235,706
                                                        ----------
                                                         2,839,412
                                                        ----------

Total Corporate Bonds and Notes
    (cost $11,130,185)                                  11,260,108
                                                        ----------

<F1>
Interest rates vary periodically based on current market rates. Rates shown are as of June 30, 1995.
<F2>
Interest payments in default.

------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 23.36%
------------------------------------------------------------------------

                                        PRINCIPAL       VALUE
                                        ---------       -----
COMMERCIAL PAPER - 19.18%
   American Home Products
   (5.900% due 07/21/95)                1,000,000       $   996,722
   Cincinnati Bell Inc.
   (6.000% due 08/15/95)                1,000,000           992,500
   Circus Circus Enterprises, Inc.
   (6.040% due 08/02/95)                2,000,000         1,989,262
   Columbia Healthcare Corp
   (6.070% due 07/18/95)                1,000,000           997,134
   Columbia Healthcare Corp
   (5.930% due 07/24/95)                1,000,000           996,211
   Conagra Inc. (5.930% due 08/04/95)   2,000,000         1,988,799
   Cox Enterprises
   (6.000% due 08/15/95)                1,000,000           992,500
   Crown Cork & Seal
   (6.060% due 08/07/95)                1,000,000           993,772
   GMAC (6.000% due 07/17/95)           1,000,000           997,333
   IBM Credit Corporation
   (5.940% due 07/05/95)                2,000,000         1,998,680
   K-Mart Company (6.050% due 08/03/95) 1,000,000           994,454
   K-Mart Company (6.020% due 08/11/95) 1,000,000           993,144
   Pennzoil Company
   (6.000% due 08/25/95)                2,000,000         1,981,667
 Public Service Colorado Credit Corp
   (6.100% due 07/06/95)                2,000,000         1,998,306
   Tele-Communications Inc.
   (6.360% due 07/18/95)                1,000,000           996,997
   Tele-Communications Inc.
   (6.360% due 07/20/95)                1,000,000           996,643
   Textron Inc. (6.050% due 07/14/95)   1,000,000           997,815
   Union Pacific Corporation
   (6.060% due 07/21/95)                2,000,000         1,993,267
   Yellow Freight System
   (5.930% due 08/04/95)                2,000,000         1,988,799
                                                         ----------
   Total Commercial Paper                                25,884,005
                                                         ----------
VARIABLE RATE DEMAND NOTES<F1>-4.18%
   General Mills, Inc.
   (5.7200% due 7/5/95)                 1,773,014         1,773,014
   Pitney Bowes Credit Corporation
   (5.7296% due 7/5/95)                 1,458,019         1,458,019
 Southwestern Bell Telephone Company
   (5.7094% due 7/5/95)                 2,410,300         2,410,300
                                                        -----------
Total Variable Rate Demand Notes                          5,641,333
                                                         ----------
Total Short-Term Investments
   (cost $31,525,338)                                    31,525,338
                                                         ----------


TOTAL INVESTMENTS - 99.57%
  (cost  $127,950,327)                                   134,349,426<F2>
                                                         -----------
OTHER ASSETS AND LIABILITIES - .43%                         576,100
                                                         -----------
TOTAL NET ASSETS - 100.00%                               134,925,526
                                                         ===========

<F1>
Interest rates vary periodically based on current market rates. The maturity shown for each variable rate demand note is the later of the next scheduled interest rate adjustment date or the date on which principal can be recovered through demand. Information shown is as of June 30, 1995.
<F2>
Gross unrealized appreciation and depreciation of securities at June 30, 1995 for financial reporting purposes was $9,232,071 and $2,832,972 respectively; tax amounts were substantially the same.

The accompanying notes are an integral part of the financial statements.

                  CARILLON FUND, INC.
                SCHEDULE OF INVESTMENTS
==============================================================
JUNE 30, 1995
(Unaudited)

BOND PORTFOLIO
---------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS - 33.87%
---------------------------------------------------------------------

                                        PRINCIPAL       VALUE
                                        ---------       -----
U.S. TREASURY BONDS - 4.39%
   6.250% due 08/15/23                  3,000,000       $ 2,836,872
                                                         ----------

U.S. TREASURY NOTES - 18.14%
   6.375% due 07/15/99                  1,000,000         1,014,687
   6.000% due 10/15/99                  4,000,000         4,005,000
   6.750% due 04/30/00                  2,000,000         2,061,250
   7.750% due 02/15/01                  2,500,000         2,705,467
   5.875% due 02/15/04                  2,000,000         1,954,374
                                                         ----------
                                                         11,740,778
                                                         ----------
U.S. TREASURY STRIPS - 11.34%
   4.320% due 02/15/96<F1>              2,000,000         1,930,480
   4.710% due 11/15/98<F1>              2,000,000         1,640,640
   5.900% due 02/15/00<F1>              3,250,000         2,472,307
   6.970% due 08/15/02<F1>              2,000,000         1,295,860
                                                         ----------
                                                          7,339,287
                                                         ----------

Total U.S. Treasury Obligations
  (cost $21,373,823)                                     21,916,937
                                                         ----------

<F1>
Zero coupon bonds, rates shown are effective yields.

---------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES - 17.00%
---------------------------------------------------------------------

                                       PRINCIPAL       VALUE
                                       ---------       -----
FEDERAL HOME LOAN MORTGAGE
  CORPORATION - 2.50%
  7.500% due 02/01/02                      75,470       $   76,153
  9.500% due 04/01/05                     134,174          138,660
  7.500% due 06/01/07                     175,100          176,258
  11.000% due 05/01/10                     88,965           97,806
  12.500% due 08/01/10                     27,418           30,742
  8.000% due 11/01/16                      95,220           96,320
  9.500% due 02/01/18                      77,649           80,949
  6.500% due 07/01/23                     955,874          920,048
                                                        ----------
                                                         1,616,936
                                                        ----------

FEDERAL NATIONAL MORTGAGE
    ASSOCIATION - 3.62%
 12.000% due 04/01/00                      92,884           99,154
 9.000% due 08/01/01                       71,757           74,694
 8.500% due 01/01/02                       77,367           80,026
 10.500% due 06/01/04                      29,035           30,668
 10.500% due 05/01/05                     276,594          292,151
 6.500% due 06/01/08                    1,437,349        1,415,331
 8.000% due 08/01/17                      344,895          351,253
                                                        ----------
                                                         2,343,277
                                                        ----------

GOVERNMENT NATIONAL MORTGAGE
   ASSOCIATION - .48%
 11.000% due 03/15/10                      64,413           70,854
 11.250% due 09/15/13                      52,087           57,694
 10.750% due 02/15/16                       8,690            9,544
 10.750% due 06/15/19                      35,298           38,762
 9.000% due 05/15/20                      130,817          137,357
                                                        ----------
                                                           314,211
                                                        ----------

MISCELLANEOUS MORTGAGE-BACKED-10.40%
 Residential Funding Mortgage
Securities, Inc.(7.500% due 02/25/07)     500,000          506,484
 Securitized Asset Sales, Inc.
 (6.500% due 07/25/08)                    331,273          306,091
 CMC2 Securities Inc.
 (7.070% due 12/25/08)<F1>                454,609          302,883
 Country Wide Mortgage-Backed
Securities, Inc. (6.00% due 03/01/09)     945,490          854,191
 Capstead Mortgage Securities
Corporation (10.950% due 02/01/14)        296,429          319,343
 FNMA Collateralized Mortgage
 Obligation (9.500% due 12/25/18)         308,452          327,610
 FNMA Inverse Floater
 (5.964% due 05/15/20)<F1>                500,000          244,063
 FHLMC Collateralized Mortgage
Obligation (8.811% due 11/15/20)<F1>      844,925          901,831
 FHLMC Collateralized Mortgage
Obligation (8.250% due 12/15/20)        1,000,000        1,046,380
 Greenwich Capital Acceptance
(6.617% due 08/25/24)<F1>                 992,684          893,415
 CHASE Mortgage Securities, Inc.
(7.500% due 11/29/26)                   1,000,000        1,026,719
                                                        ----------
                                                         6,729,010
                                                        ----------
Total Mortgage-Backed Securities
(cost $10,841,641)                                      11,003,434
                                                        ----------

<F1>
Interest rates vary periodically based on current market rates. The maturity shown for each variable rate demand note is the later of the next scheduled interest rate adjustment date or the date on which principal can be recovered through demand. Information shown is as of June 30, 1995.

---------------------------------------------------------------------
CORPORATE BONDS - 45.27%
---------------------------------------------------------------------

                                       PRINCIPAL       VALUE
                                       ---------       -----
BANKS - .85%
 Comerica Inc. Sub. Note
(9.750% due 05/01/99)                     500,000       $  549,540
                                                        ----------
BROADCASTING / CABLE - 4.22%
 Adelphia Communications Corporation
 Sr. PIK Note Series B
(9.500% due 02/15/04)                     547,000          457,496
 Granite Broadcasting Corporation
 (10.375% due 05/15/05)                   500,000          500,000
Jones Intercable (9.625% due 03/15/02)    500,000          521,250
 Time Warner Inc. Note
(6.291% due 08/15/95)<F1>                 275,000        1,254,281
                                                        ----------
                                                         2,733,027
                                                        ----------
CONGLOMERATES - 3.27%
 Coastal Corporation Sr. Notes
(9.750% due 08/01/03)                   1,000,000        1,147,274
 Figgie International Notes
(9.875% due 10/01/99)                   1,000,000          970,845
                                                        ----------
                                                         2,118,119
                                                        ----------
CONSUMER PRODUCTS - .77%
 First Brands Corporation Sr. Sub.
Notes (9.125% due 04/01/99)               500,000          500,000
                                                        ----------

FINANCE - .78%
GMAC Sr. Note (7.000% due 03/01/00)       500,000          505,740
                                                        ----------
FOOD, BEVERAGE, & TOBACCO - 1.56%
 RJR Nabisco Inc. Note
(7.625% due 09/15/03)                     500,000          481,188
 RJR Nabisco Inc. Deb.
  (8.625% due 03/15/17)                   500,000          526,232
                                                        ----------
                                                         1,007,420
                                                        ----------
GAMING INDUSTRY - 7.67%
   Boomtown  Inc. 1st Mtg.
Note (11.500% due 11/01/03)             1,000,000          910,000
   Casino America
(11.500% due 11/15/01)                  1,000,000        1,015,000
   Empress River Casinos
(10.750% due 04/01/02)                  1,000,000        1,007,500
   Hollywood Casino Sr. Seed Note
(14.000% due 04/01/98)                  1,000,000        1,100,000
   Stations Casinos Sr. Sub. Note
(9.625% due 06/01/03)                   1,000,000          930,000
                                                        ----------
                                                         4,962,500
                                                        ----------
HEALTH CARE - 2.45%
   Foundation Health Sr. Notes
(7.750% due 06/01/03)                     500,000          505,748
Healthtrust Inc. Sr. Sub. Note
(8.750% due 03/15/05)                     500,000          547,500
   National Medical Enterprises
(10.125% due 03/01/05)                    500,000          528,750
                                                        ----------
                                                         1,581,998
                                                        ----------
INSURANCE - 5.30%
 American Financial Group Sub. Note
(9.750% due 08/01/99)                     500,000          500,970
   Berkley (W.R.) Corporation  Deb.
(9.875% due 05/15/08)                     500,000          605,857
   Leucadia National Corporation
   Sr. Sub. Note
(10.375% due 06/15/02)                  1,000,000        1,080,000
   Leucadia National Corporation
Sr. Sub. Note
(8.250% due 06/15/05)                   1,000,000        1,000,000
   Reliance Financial Services
   Corporation Deb.
(9.480% due 11/01/00)<F1>                 245,000          245,306
                                                        ----------
                                                         3,432,133
                                                        ----------
MANUFACTURING - 1.66%
   Ucar Global Enterprises Note
(12.000% due 01/15/05)                  1,000,000        1,070,000
                                                        ----------
MISCELLANEOUS - 1.78%
   Calpine Corporation Sr. Notes
(9.250% due 02/01/04)                     750,000          652,500
   International Wire Group, Inc.
(11.750% due 06/01/05)                    500,000          500,000
                                                        ----------
                                                         1,152,500
                                                        ----------
OIL & GAS FIELD EXPLORATION
SERVICES - 5.82%
 Mesa Capital  Corporation Notes
(12.750% due 06/30/96)                    243,000          218,700
 Mitchell Energy & Development
 Corporation Sr. Note
 (6.750% due 02/15/04)                    750,000          730,776
   PDV America Inc. Sr. Notes
(7.750% due 08/01/00)                   1,000,000          928,113
  Triton Energy Corporation Sr.
Sub. Notes (10.371% due 11/01/97)<F1>   1,000,000          810,000
Union Texas Petro
 (8.375% due 03/15/05)                  1,000,000        1,080,074
                                                        ----------
                                                         3,767,663
                                                        ----------
PAPER & FOREST PRODUCTS - .83%
   Westvaco Corporation  Deb.
(10.300% due 01/15/19)                    500,000          537,159
                                                        ----------

PETROLEUM REFINING - .86%
   Pennzoil Company Note
(9.625% due 11/15/99)                     500,000          553,268
                                                        ----------
RETAIL - FOOD - 2.19%
Great American Cookie Inc. Sr.
Secured Notes Series B
(10.875% due 01/15/01)<F2>                500,000          430,000
Nabisco Inc. Deb.
 (7.550% due 06/15/15)                  1,000,000          989,738
                                                        ----------
                                                         1,419,738
                                                        ----------
RETAIL - GENERAL - 1.66%
 Hook-SuperX, Inc. Notes
(10.125% due 06/01/02)                  1,000,000        1,074,997
                                                        ----------
SAVINGS & LOANS - 1.98%
 Golden West Financial
 Corporation Deb.
 (10.250% due 05/15/97)                   500,000          533,578
 Western Financial Savings & Loan
 Sub. Deb.  (8.500% due 07/01/03)         750,000          750,000
                                                        ----------
                                                         1,283,578
                                                        ----------
TRANSPORTATION - 1.62%
 NWA Trust Sr. Notes,  Class B
 (10.230% due 06/21/14)                   987,692        1,046,954
                                                        ----------

Total Corporate Bonds
(cost $28,642,981)                                      29,296,334
                                                        ----------

---------
(PIK) Payment in kind.

<F1>
Zero coupon bonds, rates shown are effective yields.
<F2>
144A-Privately placed security traded among qualified institutional buyers.

---------------------------------------------------------------------
COMMON STOCKS - .10%
---------------------------------------------------------------------

                                        SHARES          VALUE
                                        ------          -----
OIL & GAS - DOMESTIC - .05%
 Mesa Inc.*                               6,417         $   30,481
                                                        ----------
TRAVEL & RECREATION - .05%
 Host Marriot Corporation*                  752              7,990
 Marriott International Corporation         752             26,978
                                                        ----------
                                                            34,968
                                                        ----------

 Total Common Stocks (cost $62,998)                         65,449
                                                        ----------


---------------------------------------------------------------------
WARRANTS - .04%
---------------------------------------------------------------------

                                        SHARES          VALUE
                                        ------          -----
GAMING INDUSTRY - .03%
 Boomtown Inc. Warrants*                 1,000          $    2,000
 Hemmerter Enterprises Warrants*         6,000              18,000
                                                            20,000
                                                        ----------
RETAIL  - FOOD - .01%
 Great American Cookie Warrants*            90               3,600
                                                        ----------

Total Warrants (cost $28,050)                               23,600
                                                        ----------

---------------------------------------------------------------------
PREFERRED STOCK - 1.39%
---------------------------------------------------------------------

                                        SHARES          VALUE
                                        ------          -----

PACKAGING - 1.39%
 Earthshell Container Corporation
 Series A Cumulative Sr.
 Convertible 8%<F1>                        500          $  900,000
                                                        ----------
Total Preferred Stock (cost $500,000)                      900,000
                                                        ----------

<F1>
144A-Privately placed security traded among qualified institutional buyers.

---------------------------------------------------------------------
SHORT TERM INVESTMENTS - 1.04%
---------------------------------------------------------------------

                                        SHARES          VALUE
                                        ------          -----
VARIABLE RATE DEMAND NOTES<F3> - 1.04%
 General Mills, Inc.
 (5.720% due 07/05/95)                    80,000        $   80,000
 Pitney Bowes Credit Corporation
 (5.730% due 07/05/95)                    86,771            86,771
 Southwestern Bell Telephone Company
  (5.709% due 07/05/95)                  508,580           508,580
                                                        ----------
Total Variable Rate Demand Notes
(cost $675,351)                                            675,351
                                                        ----------

TOTAL INVESTMENTS - 98.71%
(cost $62,124,844)                                      63,881,105<F2>
                                                        ----------

OTHER ASSETS & LIABILITIES - 1.29%                         832,842
                                                        ----------

TOTAL NET ASSETS - 100.00%                             $64,713,947
                                                        ==========

*Nonincome producing


<F1>
Interest rates vary periodically based on current market rates.
The maturity shown for each variable rate demand note is the later of the next scheduled interest rate adjustment date or the date on which principal can be recovered through demand.
Information shown is as of June 30, 1995.
<F2>
Gross unrealized appreciation and depreciation of securities at June 30, 1995 for financial reporting purposes was $2,671,233 and $914,972 respectively; tax amounts were substantially the same.

The accompanying notes are an integral part of the financial statements.

                      CARILLON FUND, INC.
              STATEMENTS OF ASSETS AND LIABILITIES
===================================================================
JUNE 30, 1995
(Unaudited)

                                 Equity         Capital        Bond
                                 Portfolio      Portfolio      Portfolio
                                 ---------      ---------      ---------
ASSETS
 Investments in
 securities, at value            $186,218,906   $134,349,426   $63,881,105
 (cost $156,404,204;
 $127,950,327; $62,124,844)
 Cash                                  66,654         81,164       ---
 Receivables:
  Investments sold                     ---            10,696       ---
  Shares sold                         558,663         19,793         8,367
  Interest and dividends              307,141        727,034     1,014,612
 Prepaid expenses                       4,771          4.402         3,644
                                 ------------   ------------   -----------
                                  187,156,135    135,192,515    64,907,728
                                 ------------   ------------   -----------
LIABILITIES
 Investment securities purchased      349,325        168,700       ---
 Payable for shares redeemed          149,584          ---          74,752
 Investment advisory fees              90,221         75,795        25,961
 Custodial and portfolio
    accounting fees                     7,972          8,565         8,966
 Professional fees                      8,094          6,677         6,651
 Deferred compensation for
     directors                         ---            ---           70,258
 Other accrued expenses                 7,270          7,252         7,193
                                 ------------   ------------   -----------
                                      612,466        266,989       193,781
                                 ------------   ------------   -----------
NET ASSETS
 Paid-in capital                  154,317,832    127,651,395    63,265,925
 Accumulated undistributed
   net investment income              116,165        195,968       136,009
 Accumulated undistributed
   net realized gain / (loss)       2,294,970        679,064      (444,248)
 Unrealized appreciation, net      29,814,702      6,399,099     1,756,261
                                 ------------   ------------   -----------

                                 $186,543,669   $134,925,526   $64,713,947
                                 ============   ============   ===========
Shares authorized \
   ($.10 par value)                20,000,000     15,000,000    10,000,000
                                 ============   ============   ===========
Shares outstanding                 12,518,367     10,174,861     6,001,450
                                 ============   ============   ===========
Net asset value,
  offering and redemption price
  per share
 (Net assets/shares outstanding) $      14.90   $      13.26   $     10.78
                                 ============   ============   ===========

The accompanying notes are an integral part of the financial statements.

                       CARILLON FUND, INC.
                     STATEMENTS OF OPERATIONS
========================================================================
SIX MONTHS ENDED JUNE 30, 1995
(Unaudited)

                                 Equity         Capital        Bond
                                 Portfolio      Portfolio      Portfolio
                                 ---------      ---------      ---------
INVESTMENT INCOME
 Interest                        $   668,618    $  3,103,651   $ 2,412,641
 Dividends (net of
  foreign withholding
  taxes of $76,698, $31,085, $0)   1,499,981         509,590           105
                                 ------------   ------------   -----------
                                   2,168,599       3,613,241     2,412,746
                                 ------------   ------------   -----------
EXPENSES
   Investment advisory fees          511,194         432,676       147,666
   Portfolio accounting fees          17,037          20,053        18,575
   Custodial fees and expenses        19,745          16,007         7,531
   Directors' fees                     6,877           6,878         6,877
   Professional fees                   6,211           6,539         6,236
   Registration and filing fees        3,062           2,773         2,901
   Transfer agent fees                 2,873           2,871         2,880
   Other                               5,305           4,023         4,093
                                 ------------   ------------   -----------
                                     572,304         491,820       196,759
                                 ------------   ------------   -----------
NET INVESTMENT INCOME              1,596,295       3,121,421     2,215,987
                                 ------------   ------------   -----------
REALIZED AND UNREALIZED
 GAIN / (LOSS)
 ON INVESTMENTS
   Net realized gain / (loss)
    on investments                 2,295,070         888,354      (139,191)
   Realized gains received from
      investment companies           ---               6,944          ---
   Net unrealized appreciation
      of investments              18,317,769       5,728,984     4,505,380
                                 ------------   ------------   -----------
NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS                 20,612,839       6,624,282     4,366,189
                                 ------------   ------------   -----------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS               $22,209,134     $ 9,745,703   $ 6,582,176
                                 ============    ===========   ===========

The accompanying notes are an integral part of the financial statements.

                          CARILLON FUND, INC.
                  STATEMENTS OF CHANGES IN NET ASSETS
===============================================================

                                           Equity Portfolio
                                        -------------------------------
                                        Six Months         Year
                                        Ended              Ended
                                        June 30,           December 31,
                                        1995               1994
                                        -----------        ------------
                                        (Unaudited)
OPERATIONS
 Net investment income                  $  1,596,295       $  2,179,435
 Net realized gain on investments          2,295,070         12,644,565
 Net unrealized appreciation /
  (depreciation) of investments           18,317,769        (10,119,382)
Net increase resulting from operations    22,209,134          4,704,618
                                        ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income                    (1,721,348)        (2,008,382)
 Net realized gain on investments        (12,644,665)        (5,834,819)
                                        ------------       ------------
  Net decrease from distributions
     to shareholders                     (14,366,013)        (7,843,201)
                                        ------------       ------------

FUND SHARE TRANSACTIONS
 Proceeds from sales of shares            12,591,322         24,726,975
 Net asset value of shares issued
    to shareholders in reinvestment
    of dividends and distributions        14,366,013          7,843,201
 Payments for shares redeemed             (5,953,063)        (9,973,908)
                                        ------------       ------------
  Net increase from fund
   share transactions                     21,004,272         22,596,268
                                        ------------       ------------

NET INCREASE IN NET ASSETS                28,847,393         19,457,685

NET ASSETS
 Beginning of year                       157,696,276        138,238,591
                                        ------------       ------------
 End of year (including
   undistributed net investment
   income of $116,165 in 1995 and
   $241,218 in 1994)                   $ 186,543,669       $157,696,276
                                        ============       ============

SHARE TRANSACTIONS:
 Sold                                        866,581          1,706,967
 Issued in reinvestment of dividends       1,031,324            535,871
 Redeemed                                   (407,666)          (693,517)
                                        ------------       ------------
Net increase from share transactions       1,490,239          1,549,321
                                        ============       ============

The accompanying notes are an integral part of the financial statements.

                           CARILLON FUND, INC.
                   STATEMENTS OF CHANGES IN NET ASSETS

                                           Capital Portfolio
                                        -------------------------------
                                        Six Months         Year
                                        Ended              Ended
                                        June 30,           December 31,
                                        1995               1994
                                        -----------        ------------
                                        (Unaudited)


OPERATIONS
   Net investment income                $  3,121,421       $  4,674,137
   Net realized gain on investments          895,298          5,500,010
   Net unrealized appreciation /
    (depreciation) of investments          5,728,984         (9,024,428)
                                        ------------       ------------
Net increase resulting from operations     9,745,703          1,149,719
                                        ------------       ------------

DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income                    (3,204,246)        (4,389,579)
 Net realized gain on investments         (5,716,244)        (1,768,494)
                                        ------------       ------------
  Net decrease from distributions
      to shareholders                     (8,920,490)        (6,158,073)
                                        ------------       ------------

FUND SHARE TRANSACTIONS
 Proceeds from sales of shares            11,073,176         25,455,114
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends and distributions           8,920,490          6,158,073
 Payments for shares redeemed             (5,156,289)        (7,358,153)
                                        ------------       ------------
Net increase from fund share
   transactions                           14,837,377         24,255,034
                                        ------------       ------------


NET INCREASE IN NET ASSETS                15,662,590         19,246,680

NET ASSETS
 Beginning of year                       119,262,936        100,016,256
                                        ------------       ------------
 End of year (including undistributed
   net investment income of $195,968
   in 1995 and $278,793 in 1994)       $ 134,925,526       $119,262,936
                                        ============       ============


SHARE TRANSACTIONS:
 Sold                                        833,640          1,885,321
 Issued in reinvestment of dividends         688,566            458,326
 Redeemed                                   (388,380)          (547,407)
                                        ------------       ------------

Net increase from share transactions       1,133,826          1,796,240
                                        ============       ============

The accompanying notes are an integral part of the financial statements.

CARILLON FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                             Bond Portfolio
                                        -------------------------------
                                        Six Months         Year
                                        Ended              Ended
                                        June 30,           December 31,
                                        1995               1994
                                        -----------        ------------
                                        (Unaudited)

OPERATIONS
 Net investment income                  $ 2,215,987        $ 3,971,668
 Net realized gain on investments          (139,191)          (305,057)
 Net unrealized appreciation /
  (depreciation) of investments           4,505,380         (4,551,099)
                                        -----------        -----------
Net increase resulting from operations    6,582,176           (884,488)
                                        -----------        -----------
DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income                   (2,281,449)        (4,072,051)
 Net realized gain on investments           ---             (1,473,887)
                                        -----------        -----------
  Net decrease from distributions
      to shareholders                    (2,281,449)        (5,545,938)
                                        -----------        -----------

FUND SHARE TRANSACTIONS
 Proceeds from sales of shares            5,576,980         12,029,310
 Net asset value of shares issued
    to shareholders in reinvestment
    of dividends and distributions        2,281,449          5,545,938
 Payments for shares redeemed            (3,374,481)        (9,343,895)
                                        -----------        -----------
  Net increase from fund share
     transactions                         4,483,948          8,231,353
                                        -----------        -----------

NET INCREASE IN NET ASSETS                8,784,675          1,800,927

NET ASSETS
 Beginning of year                       55,929,272         54,128,345
                                        -----------        -----------
 End of year (including
  undistributed net investment
  income of $136,009 in 1995
  and $201,470 in 1994)                 $64,713,947        $55,929,272
                                        ===========        ===========



SHARE TRANSACTIONS:
 Sold                                       533,121          1,136,443
 Issued in reinvestment of dividends        216,155            532,039
 Redeemed                                  (321,078)          (886,187)
                                        -----------        -----------

Net increase from share transactions        428,198            782,295
                                        ===========        ===========

The accompanying notes are an integral part of the financial statements.

                      CARILLON FUND, INC.
                NOTES TO FINANCIAL STATEMENTS
=================================================================
JUNE 30, 1995
(Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Carillon Fund, Inc., (the Fund) is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The shares of the Fund are sold only to The Union Central Life Insurance Company (Union Central) and its separate accounts to fund the benefits under certain variable annuity contracts. The Fund's shares are offered in three different series - Equity Portfolio, Capital Portfolio, and Bond Portfolio.

Securities valuation

Securities held by the Equity, Capital and Bond Portfolios, except for money market instruments maturing in 60 days or less, are valued as follows: Securities traded on stock exchanges (including securities traded in both the over-the counter market and on an exchange), or listed on the NASDAQ National Market System, are valued at the last sales price as of the close of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices. Securities traded only in the over-the-counter market are valued at the last bid price, as of the close of trading on the New York Stock Exchange, quoted by brokers that make markets in the securities. Other securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Money market instruments with a remaining maturity of 60 days or less held by the Equity, Capital, and Bond Portfolios are valued at amortized cost which approximates market.

Securities transactions and investment income

Securities transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Gains and losses on sales of investments are calculated on the identified cost basis for financial reporting and tax purposes. The cost of investments is substantially the same for financial reporting and tax purposes.

Income taxes

It is the intent of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and any net realized capital gains. Regulated investment companies owned by the segregated asset accounts of a life insurance company, held in connection with variable annuity contracts, are exempt from excise tax on undistributed income. Therefore, no provision for income or excise taxes has been recorded. The Bond Portfolio has a capital loss carryforward for tax purposes of $446,614 at December 31, 1994. The carryforward, if unused expires in 2002.


Dividends and capital gains distributions

Dividends from net investment income in the Equity, Capital and Bond Portfolios are declared and paid quarterly. Net realized capital gains are distributed periodically, no less frequently than annually. Dividends from net investment income and capital gains distributions are recorded on the ex-dividend date. All dividends and distributions are reinvested in additional shares of the respective Portfolio at the net asset value per share.

Expenses

Allocable expenses of the Fund are charged to each Portfolio based on the ratio of the net assets of each Portfolio to the combined net assets of the Fund. Nonallocable expenses are charged to each Portfolio based on specific identification.


NOTE 2 - TRANSACTIONS WITH AFFILIATES

Investment advisory fees

The Fund pays investment advisory fees to Carillon Advisers, Inc. (the Adviser), under terms of an Investment Advisory Agreement (the Agreement). Certain officers and directors of the Adviser are affiliated with the Fund. The Fund pays the Adviser, as full compensation for all services and facilities furnished, a monthly fee computed separately for each Portfolio on a daily basis, at an annual rate, as follows:

   (a)   for the Equity Portfolio - .65% of the first
$50,000,000, .60% of the next $100,000,000 and .50% of all  over
$150,000,000 of the current net asset value:

   (b)   for Capital Portfolio - .75% of the first $50,000,000,
 .65% of the next $100,000,000 and .50% of all over $150,000,000 of the current net asset value:

   (c)   for the Bond Portfolio - .50% of the first $50,000,000,
 .45% of the next $100,000,000 and .40% of all over $150,000,000 of the current net asset value.

The Agreement provides that if the total operating expenses of the Fund, exclusive of the advisory fee and certain other expenses as described in the Agreement, for any fiscal quarter exceed an annual rate of 1% of the average daily net assets of the Fund, the Adviser will reimburse the Fund for such excess, up to the amount of the advisory fee for that year. Such amount, if any, will be calculated daily and credited on a monthly basis.
No such reimbursements were required for the periods presented in the financial statements.

In addition to providing investment advisory services, the Adviser is responsible for providing certain administrative functions to the Fund. The Adviser has entered into an Administration Agreement with Carillon Investments, Inc. (the Distributor) under which the Distributor furnishes substantially all of such services for an annual fee of .20% of the Fund's average net assets. The fee is borne by the Adviser, not the Fund.

Carillon Advisers, Inc. and Carillon Investments, Inc. are wholly-owned subsidiaries of Union Central.

Directors' fees

Each director who is not affiliated with the Adviser receives fees from the Fund for service as a director. Members of the Board of Directors who are not affiliated with the Adviser are eligible to participate in a deferred compensation plan. The value of each director's deferred compensation account will increase or decrease at the same rate as if it were invested in shares of the Scudder Money Market Fund.


NOTE 3 - SUMMARY OF PURCHASES AND SALES OF INVESTMENTS

   Purchases and sales of securities for the six months ended
June 30, 1995, excluding short-term obligations, follow:


                                 Equity        Capital       Bond
                                 Portfolio     Portfolio     Portfolio
                                 ---------     ---------     ---------

Total cost of purchases of:
  Common Stocks                  $34,909,606   $18,632,501   $  ---
  U.S. Government Securities         ---         7,970,659     8,654,712
                                 -----------   -----------   -----------
   Corporate Bonds                   ---         4,884,844    23,589,402
                                 -----------   -----------   -----------
                                 $34,909,606   $31,488,004   $32,244,114
                                 ===========   ===========   ===========


Total proceeds from sales of:
  Common Stocks                 $27,098,871   $ 5,787,697   $   ---
  U.S. Government Securities          ---       14,738,709     8,465,063
  Corporate Bonds                     ---        2,676,701    15,981,967
                                 -----------   -----------   -----------
                                 $27,098,871   $23,203,107   $24,447,030
                                 ===========   ===========   ===========

NOTE 4 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period.


                                         Equity  Portfolio
                        -----------------------------------------------------
                        Six Months
                        Ended
                        June 30, 1995               Year Ended December 31,
                        -----------  --------------------------------------------
                        (Unaudited)
                                     1994      1993      1992      1991      1990
                        -----------  ----      ----      ----      ----      ----
Net Asset Value,
 Beginning of Period    $14.30       $14.58    $13.74    $12.60    $ 8.81    $10.79
                        ------       ------    ------    ------    ------    ------
Investment Activities:
Net investment income     .12          .20       .16       .19       .20       .28
Net realized
 and unrealized
 gains / (losses)        1.74          .31      1.69      1.27      3.79     (1.91)
                        ------       ------    ------    ------    ------    ------
Total from Investment
 Operations              1.86          .51      1.85      1.46      3.99     (1.63)
                        ------       ------    ------    ------    ------    ------

Distributions:
Net investment income    (.13)        (.19)     (.16)     (.19)     (.20)     (.31)
Net realized gains      (1.13)        (.60)     (.85)     (.13)      ---      (.04)
                        ------       ------    ------    ------    ------    ------
Total Distributions     (1.26)        (.79)    (1.01)     (.32)     (.20)     (.35)
                        ------       ------    ------    ------    ------    ------

Net Asset Value,
 End of Period          $14.90       $14.30    $14.58    $13.74    $12.60    $ 8.81
                        ======       ======    ======    ======    ======    ======

Total Return            13.67%<F3>     3.42%    14.11%    11.78%    45.5%    (15.45%)

Ratios/Supplemental
 Data:
--------------------
Ratio of Expenses to
Average Net Assets        .67%<F2>      .69%      .70%      .72%    .75%<F1>   .82%<F1>

Ratio of Net
 Investment
 Income to Average
   Net Assets            1.88%<F2>     1.45%     1.18%     1.47%   1.79%<F1>   2.98%<F1>
Portfolio
Turnover Rate           36.56%<F2>    40.33%    37.93%    46.75%    55.17%    99.90%

Net Assets,
End of Period (000's)   $186,544     $157,696  $138,239  $102,306  $79,352   $52,514

<F1>
Net of expenses waived by the Adviser of $.002 per share in 1991 and $.01 per share in 1990.

<F2>
Annualized.

<F3>
Total return is not annualized.

NOTE 4 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period.

                                                   Capital  Portfolio
                          -----------------------------------------------------------------
                          Six Months
                          Ended
                          June 30, 1995               Year Ended December 31,
                          -------------  --------------------------------------------
                          (Unaudited)
                                      1994      1993      1992      1991      1990<F1>
                          ----------  ----      ----      ----      ----      ----

Net Asset Value,
Beginning of Period       $13.19      $13.81    $12.99    $12.82    $10.57    $10.95
                          ------      ------    ------    ------    ------    ------
Investment Activities:
 Net investment income     .32         .52       .43       .42       .47       .34
 Net realized
 and unrealized
 gains / (losses)          .70        (.39)     1.17       .56      2.25      (.40)
                          ------      ------    ------    ------    ------    ------
Total from
 Investment Operations    1.02         .13      1.60       .98      2.72      (.06)
                          ------      ------    ------    ------    ------    ------
Distributions:
Net investment income     (.33)       (.52)     (.42)     (.42)     (.47)     (.32)
  Net realized gains      (.62)       (.23)     (.36)     (.39)      ---       ---
                          ------      ------    ------    ------    ------    ------
Total Distributions       (.95)       (.75)     (.78)     (.81)     (.47)     (.32)
                          ------      ------    ------    ------    ------    ------

Net Asset Value,
 End of Period            $13.26      $13.19    $13.81    $12.99    $12.82    $10.57
                          ======      ======    ======    ======    ======    ======
Total Return              7.98%<F3>     .94%    12.72%     7.93%    26.10%    (.54%)<F3>

Ratios/Supplemental
    Data:
--------------------
Ratio of Expenses to
  Average Net Assets      .78%<F2>      .80%      .82%      .88%      .95%    1.03%<F2>

 Ratio of Net
 Investment Income to
 Average Net Assets       4.98%<F2>    4.25%     3.31%     3.49%     4.05%    5.08%<F2>

Portfolio Turnover
 Rate                     48.70%<F2>   41.89%    32.42%    39.74%    47.93%    16.02%

Net Assets,
End of Period (000's)     $134,926    $119,263  $100,016  $68,674   $41,844   $23,813

<F1>
Period from May 1, 1990 (commencement of operations) through
December 31, 1990.

<F2>
Annualized.

<F3>
Total return is not annualized.

NOTE 4 - FINANCIAL HIGHLIGHTS

   Computed on the basis of a share of capital stock outstanding throughout the period.

                                                        Bond  Portfolio
                           -----------------------------------------------------------------
                         Six Months
                         Ended
                         June 30, 1995               Year Ended December 31,
                         -------------  --------------------------------------------
                         (Unaudited)
                                      1994      1993      1992      1991      1990
                         -----------  ----      ----      ----      ----      ----
Net Asset Value,
Beginning of Period      $10.04       $11.30    $10.91    $10.96    $10.10    $10.02

Investment Activities:
Net investment income       .38          .77       .73       .82       .86       .81
Net realized
 and unrealized
 gains/(losses)             .75         (.95)      .54      (.01)      .87       .03
                          ------       ------    ------    ------    ------    ------
Total from
Investment Operations      1.13         (.18)     1.27       .81      1.73       .84
                          ------       ------    ------    ------    ------    ------
Distributions:
Net investment income      (.39)        (.78)     (.73)     (.82)     (.87)     (.76)
Net realized gains          ---         (.30)     (.15)     (.04)      ---       ---
                          ------       ------    ------    ------    ------    ------
Total Distributions        (.39)       (1.08)     (.88)     (.86)     (.87)     (.76)
                          ------       ------    ------    ------    ------    ------

Net Asset Value,
 End of Period            $10.78       $10.04    $11.30    $10.91    $10.96    $10.10
                          ======       ======    ======    ======    ======    ======
Total Return             11.38%<F2>    (1.63%)   11.94%     7.65%    17.89%     8.66%

Ratios/Supplemental
 Data:
-------------------
Ratio of Expenses to
Average Net Assets        .66%<F1>      .68%      .66%      .69%      .73%      .79%

Ratio of Net
Investment Income
to Average Net Assets    7.39%<F1>      7.21%     6.65%     7.59%     8.27%     8.57%

Portfolio Turnover
 Rate                    85.66%<F1>     70.27%   137.46%    40.91%    39.82%   110.90%


Net Assets,
End of Period (000's)    $64,714      $55,929   $54,128   $38,557   $31,009   $24,446

<F1>
Annualized.

<F2>
Total return is not annualized.


                          CARILLON FUND, INC.

                             ANNUAL REPORT


                            DECEMBER 31, 1994

          Report of Independent Accountants

To the Board of Directors and Shareholders of Carillon Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Portfolio, the Capital Portfolio and the Bond Portfolio (constituting Carillon Fund, Inc., hereafter referred to as the "Fund") at December 31, 1994, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1994 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP
Price Waterhouse LLP
Cincinnati, Ohio
February 6, 1995

CARILLON FUND, INC., SCHEDULE OF INVESTMENTS, DECEMBER 31, 1994
===============================================================

EQUITY PORTFOLIO                            Number of Shares  Value
----------------                            ----------------  -----
COMMON STOCKS - 85.61%
  AEROSPACE - 3.02%
    Nichols Research Corporation #            3,000               38,248
    Raytheon Company                         15,000              958,125
    Thiokol Corporation                      45,000            1,254,375
    Martin Marietta Corporation              40,000            1,775,000
    Esco Electronics Corporation #           99,000              730,125
                                                              ----------
                                                               4,755,873
                                                              ----------
  AUTOMOBILE PARTS - .48%
    Donnelly Corporation                     48,500              763,875
                                                              ----------
  BANKS - 5.97%
    ABN AMRO Holdings NV (ADR)               30,000            1,042,461
    Banco Latino Americano
          De Exportaciones (ADR)             30,000              937,500
    Boston Bancorp                           25,000              728,125
    Compass Bancshares Inc.                  45,000              990,000
    Deutsche Bank AG (ADR)                    2,900            1,347,083
    Dresdner Bank AG (ADR)                   55,000            1,444,178
    GBC Bancorp California                   40,900              582,825
    River Forest Bancorp                     19,500              638,625
    Southtrust Corporation                   35,000              630,000
    Zions Bancorp                            30,000            1,076,250
                                                              ----------
                                                               9,417,047
                                                              ----------
  BUILDING & HOUSING - 1.25%
    ABT Building Products Corporation #      65,000              910,000
    Falcon Products, Inc.                    90,500            1,063,375
                                                              ----------
                                                               1,973,375
                                                              ----------
  BUSINESS - MECHANICS & SOFTWARE - 2.25%
    DH Technology, Inc. #                    90,000            2,160,000
    MacNeal-Schwendler Corporation           85,000              881,875
    Olicom A/S #                             50,000              512,500
                                                              ----------
                                                               3,554,375
                                                              ----------
  CHEMICALS - 2.74%
    Bayer AG (ADR) #                        115,000            2,663,514
    Ciba-Giegy AG (ADR)                      27,000              805,669
    Great Lakes Chemical Corporation         15,000              855,000
                                                              ----------
                                                               4,324,183
                                                              ----------
  CONGLOMERATES - .81%
    Mannesman AG (ADR)                        4,700            1,279,600
                                                              ----------
  CONSUMER PRODUCTS  - .07%
    American Educational Products Inc. #     55,000              110,000
                                                              ----------
  CONTAINERS - 2.13%
    AEP Industries, Inc.                    107,550            1,976,231
    Alltrista Corporation #                  70,000            1,382,500
                                                              ----------
                                                               3,358,731
                                                              ----------
  DRUGS - 2.64%
    Merck & Company, Inc.                    40,000            1,525,000
    Schering Plough Corporation              20,000            1,480,000
    Warner-Lambert Company                   15,000            1,155,000
                                                              ----------

                                                               4,160,000
                                                              ----------
  ELECTRIC - 3.50%
    CINergy Corporation                      29,400              687,225
    CMS Energy Corporation                   50,000            1,143,750
    Duke Power Company                       12,500              476,563
    Empresa Nacional De
      Electricidad SA (ADR)                  30,000            1,215,000
    Public Service Company of New Mexico #   54,000              702,000
    Texas Utilities Company                  20,000              640,000
    Utilicorp United Inc.                    25,000              662,500
                                                              ----------

                                                               5,527,038
                                                              ----------

  ELECTRONICS - 1.14%
    Advance Circuits, Inc. #                100,000            1,312,500
    Instrument Systems Corporation #         15,000              125,625
    Intelligent Electronics Inc.             45,000              360,000
                                                              ----------
                                                               1,798,125
                                                              ----------

  ENGINEERING & CONSTRUCTION - .22%
    Mestek, Inc. #                           36,200              352,950
                                                              ----------
  FINANCIAL SERVICES - 5.18%
    Bear Stearns Companies, Inc.             60,000              922,500
    CMAC Investment Corporation              47,500            1,371,563
    Dean Witter, Discover & Company          18,000              609,750
    Equicredit Corporation #                 30,000              956,250
    Jefferies Group, Inc.                    32,000              952,000
    Morgan Stanley Group, Inc.               23,000            1,357,000
    Olympic Financial Ltd. #                 40,000              235,000
    Raymond James Financial Corporation      50,000              700,000
    Southwest Securities Group, Inc.         15,000               95,625
    Student Loan Marketing Association       30,000              975,000
                                                              ----------
                                                               8,174,688
                                                              ----------
  FOOD, BEVERAGE & TOBACCO - .54%
    Todhunter International, Inc. #          55,000              852,500
                                                              ----------
  FURNITURE - .84%
    Chromcraft Revington, Inc. #             60,000            1,320,000
                                                              ----------
  GOLD & PRECIOUS METALS - 2.14%
   De Beers Consolidated Mines, Ltd. (ADR)   52,500            1,227,188
   Echo Bay Mines, Ltd.                      90,000              956,250
   Minorco SA (ADR)                          50,000            1,193,750
                                                              ----------
                                                               3,377,188
                                                              ----------
  HEALTH CARE - 4.89%
    American Medical Electronics, In.c #     85,000              467,500
    Lunar Corporation #                      88,800            1,598,400
    Nellcor Inc. #                           50,000            1,650,000
    Orthofix International N.V. #            55,000              632,500
    Research Industries Inc. #              100,000            1,375,000
    Sofamor/Danek Group Inc. #               60,700              789,100
    St. Jude Medical, Inc.                   30,000            1,192,500
                                                              ----------
                                                               7,705,000
                                                              ----------
  HEALTH CARE SERVICES - 2.16%
    Advocat, Inc. #                          40,500              536,625
    Novacare, Inc. #                         64,500              467,625
    Pharmchem Laboratores, Inc. #            30,000               60,000
    RightChoice Managed Care, Inc.,
       Class A #                             80,000            1,120,000
    United Wisconsin Services, Inc.          34,000            1,219,750
                                                              ----------
                                                               3,404,000
                                                              ----------

       HEALTH & BEAUTY AIDS - .95%
    Helen of Troy Ltd. #                     55,000              935,000
    Perrigo Company #                        45,000              562,500
                                                              ----------
                                                               1,497,500
                                                              ----------
  HOSPITAL SUPPLY & SERVICE - 1.22%
    Allied Healthcare Products Inc.          69,900            1,153,350
    Utah Medical Products Inc. #             90,000              765,000
                                                              ----------
                                                               1,918,350
                                                              ----------
  HOUSEHOLD PRODUCTS - 1.35%
    Lifetime-Hoan Corporation #             123,420            1,450,185
    Scotsman Industries                      40,000              685,000
                                                              ----------

                                                               2,135,185
                                                              ----------

  HOUSING - .92%
    The Rottlund Company, Inc. #             50,000              262,500
    Schult Homes Corporation                 35,000              441,875
    Toll Brothers Inc. #                     75,000              740,625
                                                              ----------
                                                               1,445,000
                                                              ----------
  INSURANCE - 5.59%
    AEGON NV (ADR)                           25,320            1,607,820
    Capitol American Financial Corporation   30,000              690,000
    Gainsco Inc.                            105,000              866,250
    Harleysville Group Inc.                  45,300            1,098,525
    RLI Corporation                          54,900            1,125,450
    Sphere Drake Holdings Ltd.               70,000              971,250
   Transnational Re Corporation, Class A #   40,000              940,000
    Torchmark Corporation                    30,000            1,046,250
    United Insurance Companies, Inc. #       13,600              462,400
                                                              ----------
                                                               8,807,945
                                                              ----------

  INVESTMENT COMPANY - .21%
    Allied Capital Corporation               25,000              328,125
                                                              ----------

  MACHINERY - AGRICULTURE &
       CONSTRUCTION - 1.75%
    Astec Industries Inc. #                  65,000              828,750
    Lindsay Manufacturing Company #          63,575            1,923,144
                                                              ----------
                                                               2,751,894
                                                              ----------
  MACHINERY - INDUSTRIAL - .72%
    Alamo Group, Inc.                        70,000            1,128,750
                                                              ----------
  METALS & MINERALS - .43%
    Geneva Steel Company, Class A #          50,000              675,000
                                                              ----------
  NON FERROUS METALS - .74%
    Western Mines Holdings Ltd. (ADR)        50,000            1,168,750
                                                              ----------
  OIL & GAS - DOMESTIC - 4.16%
    Apache Corporation                       50,000            1,250,000
    Columbia Gas Systems Inc. #              30,000              705,000
    DeKalb Energy Company, Class B #         49,200            1,045,500
    Evergreen Resources, Inc. #              25,800              135,450
    Horsham Corporation                      90,000            1,147,500
    Newfield Exploration Company #           40,000              790,000
    Panhandle Eastern Corporation                31                  625
    Petrocorp Inc. #                         82,000              891,750
    Snyder Oil Corporation                   40,000              595,000
                                                              ----------
                                                               6,560,825
                                                              ----------
  OIL & GAS - INTERNATIONAL - .75%
    YPF S.A., Class D (ADR)                  55,000            1,175,625
                                                              ----------
  OIL & GAS - SERVICE - 2.67%
    Global Industries Ltd. #                 80,000            1,830,000
    Oceaneering International, Inc. #        80,000              820,000
    Offshore Logistics, Inc. #              120,000            1,560,000
                                                              ----------
                                                               4,210,000
                                                              ----------
  POLLUTION CONTROL - .15%
    International Recovery Corporation       15,000              228,750
                                                              ----------
  PRINTING & PUBLISHING - .22%
    CSS Industries, Inc. #                   20,000              345,000
                                                              ----------
  REAL ESTATE - 4.13%
    Columbus Realty Trust                    45,000              832,500
    Health Care Property Investors, Inc.     50,000            1,506,250
    IRT Property Company                    120,000            1,230,000
    Merry Land & Investment Company, Inc.    50,000            1,093,750
    NAB Asset Corporation                    51,000              178,500
    National Health Investors Inc.           40,000            1,045,000
    Shurgard Storage Centers, Inc.,
               Class A                       30,000              622,500
                                                              ----------
                                                               6,508,500
                                                              ----------
  RETAIL - GENERAL - 4.75%
    CML Group Inc.                           70,000              708,750
     Claire's Stores, Inc.                   75,000              900,000
    Crown Books Corporation #                55,000              852,500
    Dart Group Corporation, Class A          15,000            1,155,000
    Forschner Group Inc. #                   39,500              493,750
    Hancock Fabrics, Inc.                    95,000              843,125
    Roberds Inc. #                           70,000              507,500
    Shopko Stores, Inc.                      90,700              861,650
    Value City Department Stores, Inc. #     70,000              612,500
    Venture Stores, Inc.                     48,000              558,000
                                                              ----------
                                                               7,492,775
                                                              ----------
  SAVINGS & LOANS - 1.90%
    Metropolitan Financial Corporation       29,280              677,100
    Standard Federal Bank                    50,000            1,193,750
    Washington Federal Savings and
         Loan Association                    64,770            1,125,379
                                                              ----------
                                                               2,996,229
                                                              ----------
  SEMICONDUCTOR - 1.20%
    Advanced Micro Devices Inc. #            25,000              621,875
    Intel Corporation                        20,000            1,277,500
                                                              ----------
                                                               1,899,375
                                                              ----------
  SHOES - .62%
    K - Swiss Inc., Class A                  50,000              987,500
                                                              ----------
  SOFTWARE - .86%
    Artisoft, Inc.                           43,500              339,844
    Digi International, Inc. #               54,000            1,012,500
                                                              ----------
                                                               1,352,344
                                                              ----------
  TELEPHONE - .56%
    Societa Finanziara
      Telephonica SPA (ADR)                  30,000              883,956
                                                              ----------
  TEXTILE & APPAREL - 1.46%
    Cone Mills Corporation #                 40,000              475,000
    Delta Woodside Industries, Inc.          90,000            1,035,000
    Jones Apparel Group, Inc. #              25,000              643,750
    Speizman Industries, Inc. #              40,000              150,000
                                                              ----------
                                                               2,303,750
                                                              ----------
  TRANSPORTATION - .49%
    Atlantic Southeast Airlines, Inc.        50,000              775,000
                                                              ----------
  MISCELLANEOUS - ENERGY - 4.11%
    Giant Industries, Inc. #                 50,000              375,000
    Holly Corporation                        40,000            1,045,000
    Input/Output, Inc. #                     60,700            1,434,038
    Maxus Energy Corporation #              200,000              675,000
    Repsol SA (ADR)                          40,000            1,090,000
    Total SA (ADR)                           41,008            1,209,736
    Valero Energy Corporation                40,000              675,000
                                                              ----------
                                                               6,503,774
                                                              ----------
  MISCELLANEOUS - MANUFACTURING - 1.22%
    ILC Technology, Inc. #                   79,300              624,488
    Kaydon Corporation                       30,800              739,200
    Versa Technologies, Inc.                 40,500              556,875
                                                              ----------
                                                               1,920,563
                                                              ----------
  MISCELLANEOUS - SERVICE - .51%
    PCA International, Inc.                  74,500              772,938
    Programming & Systems, Inc. # *          49,200               24,600
                                                              ----------
                                                                 797,538
                                                              ----------

Total Common Stocks (cost $123,509,618)                       135,006,551
                                                              ----------
(ADR) American Depository Receipt
# Nonincome Producing
* Restricted security

  The accompanying notes are an integral part of the financial statements.

                                          Principal Amount  Value
                                          ----------------  -----
SHORT-TERM INVESTMENTS - 14.88%
  COMMERCIAL PAPER - 8.85%
    Circus Circus Enterprises, Inc.
      (5.680% due 1/12/95)                 2,000,000           1,996,529
    Columbia Healthcare Corporation
      (5.860% due 1/12/95)                 1,000,000             998,209
    Columbia Healthcare Corporation
      (5.760% due 1/20/95)                 1,000,000             996,960
    Conagra, Inc. (5.720% due 1/23/95)     2,000,000           1,993,009
    Crown Cork & Seal, Inc.
      (6.200% due 2/1/95)                  1,000,000             994,661
    Illinois Power Fuel Company
      (6.250% due 2/3/95)                  1,000,000             994,271
    LCI Funding (5.950% due 2/1/95) *      1,000,000             994,876
    Niantic Bay Fuel Trust
      (5.640% due 1/12/95)                 1,000,000             998,264
  Public Service Colorado Credit
     Corporation (5.900% due 1/25/95)      1,000,000             996,067
  Puget Sound Power & Light Company
      (6.200% due 1/26/95)                 1,000,000             995,694
  White Consolidated Industries, Inc.
      (5.650% due 1/9/95)                  1,000,000             998,744
  White Consolidated Industries, Inc.
      (5.780% due 1/10/95)                 1,000,000             998,555
                                                             -----------
    Total Commerical Paper                                    13,955,839
                                                             -----------

VARIABLE RATE DEMAN NOTES <F1> - 6.03%

Eli Lilly & Company (5.545% due 1/3/95)      149,174            149,174
General Mills, Inc. (5.730% due 1/4/95)    1,706,342          1,706,342
Pitney Bowes Credit Corporation
  (5.729% due 1/4/95)                      2,268,276          2,268,276
Sara Lee Corporation
  (5.709% due 1/4/95)                      3,757,655          3,757,655
Southwestern Bell Telephone Company
  (5.709% due 1/4/95)                      1,629,513           1,629,513
                                                             -----------

 Total Variable Rate Demand Notes                              9,510,960
                                                             -----------

Total Short-Term Investments
     (cost $23,466,799)                                       23,466,799
                                                             -----------
TOTAL INVESTMENTS - 100.49%
   (cost $146,976,417)                                      158,473,350<F2>
                                                            ------------
OTHER ASSETS AND LIABILITIES - (.49%)                           (777,074)
                                                             -----------
TOTAL NET ASSETS - 100.00%                                   157,696,276
                                                             -----------
* Restricted security - 4 (2) issue.

<F1>
Interest rates vary periodically based on current market rates. The maturity shown for each variable rate demand note is the later of the next scheduled interest rate adjustment date or the date on which principal can be recovered through demand. Information shown is as December 31, 1994.
<F2>
Gross unrealized appreciation and depreciation of securities at December 31, 1994 for both financial reporting and tax purposes were $22,131,268 and $10,634,335, respectively.

The accompanying notes are an integral part of the financial statements.

CARILLON FUND, INC., SCHEDULE OF INVESTMENTS, DECEMBER 31, 1994
===============================================================

CAPITAL PORTFOLIO                           Number of Shares  Value
----------------                            ----------------  -----
COMMON STOCKS - 26.08%
  AEROSPACE - .14%
Esco Electronics Corporation #               23,800             175,521
                                                              ---------
  BANKS - BANK HOLDING COMPANIES - 2.00%
ABN AMRO (ADR)                               20,000             694,974
Deutsche Bank AG (ADR)                        1,000             464,511
Dresdner Bank AG (ADR)                       20,000             525,156
GBC Gancorpo California                      20,045             285,641
River Forest Bancorp                         12,500             409,375
                                                              ---------

                                                              2,379,657
                                                              ---------
  BUILDING & HOUSING - .67%

ABT Building Products Corporation #          34,000             476,000
Falcon Products, Inc.                        28,000             329,000
                                                              ---------

                                                                805,000
                                                              ---------
BUSINESS - MECHANICS & SOFTWARE - .54%

DH Technology, Inc. #                        26,840             644,160
                                                              ---------
  CHEMICALS - 1.40%

Bayer AG (ADR) #                             50,000           1,158,050
Ciba-Geigy AG (ADR)                          17,000             507,273
                                                              ---------

                                                              1,665,323
                                                              ---------
  CONGLOMERATES - .32%

Mannesman AG (ADR)                            1,400             381,158
                                                              ---------
  CONTAINERS - 1.20%

AEP Industries, Inc.                         45,831             842,145
Alltrista Corporation #                      30,000             592,500
                                                              ---------

                                                              1,434,645
                                                              ---------
  DRUGS - .54%

Merck & Company                              17,000             648,125
                                                              ---------
  ELECTRIC - .52%

CMS Energy Corporation                       20,000             457,500
Texas Utilities Company                       5,000             160,000
                                                              ---------

                                                                617,500
                                                              ---------
  ELECTRONICS - .33%

Advance Circuits, Inc. #                     30,000             393,750
                                                              ---------
  ENGINEERING & CONSTRUCTION - .13%

Mestek, Inc. #                               15,300             149,175
                                                              ---------
  FINANCIAL SERVICES - .40%

Dean Witter, Discover & Company               2,500              84,688
Student Loan Marketing Association           12,000             390,000
                                                              ---------

                                                                474,688
                                                              ---------
  FURNITURE - .35%

Chromcraft Revington, Inc. #                 19,000             418,000
                                                              ---------
  GOLD & PRECIOUS METALS - 2.49%

ASA Ltd. Non Assessable                      15,000             673,125
De Beers Consolidated Mines, Ltd.(ADR)       32,100             750,338
Echo Bay Mines Ltd.                          25,000             265,625
Minorco SA (ADR)                             20,000             477,500
Pegasus Gold, Inc.                           33,000             375,375
Placer Dome, Inc.                            20,000             435,000
                                                              ---------

                                                              2,976,963
                                                              ---------
  HEALTH CARE - .88%

Lunar Corporation #                          40,400             727,200
Sofamor/Danek Group, Inc.                    25,000             325,000
                                                              ---------

                                                              1,052,200
                                                              ---------

  HEALTH CARE SERVICES - .80%

RightChoice Managed Care, Inc., Class A #    30,000             420,000
United Wisconsin Services, Inc.              15,000             538,125
                                                              ---------

                                                                958,125
                                                              ---------
  HOSPITAL SUPPLY & SERVICE - .40%

Allied Healthcare Products, Inc.             28,600             471,900
                                                              ---------
  HOUSEHOLD PRODUCT - .40%

Lifetime - Hoan Corporation #                40,129             471,516
                                                              ---------
  INSURANCE - 1.25%

Capitol American Financial Corporation       30,000             690,000
RLI Corporation                              24,384             499,872
United Insurance Companies, Inc. #            9,200             312,800
                                                              ---------

                                                              1,502,672
                                                              ---------
  INVESTMENT COMPANY - .33%

Allied Capital Corporation                   30,000             393,750
                                                              ---------
  MACHINERY - AGRICULTURE
      & CONSTRUCTION - .56%

Lindsay Manufacturing Company #              21,939             663,655
                                                              ---------
  MACHINERY - INDUSTRIA.L - .14%

Alamo Group, Inc.                            10,000             161,250
                                                              ---------
  METALS & MINERALS - .36%

Lydenburg Platinum Ltd. (ADR)                20,000             425,000
                                                              ---------
  MUTUAL FUND - DOMESTIC - .44%

Blackrock Strategic Term Trust               75,000             534,375
                                                              ---------
  MUTUAL FUND - INTERNATIONAL - 1.81%

France Growth Fund, Inc.                     53,333             486,664
Global Total Return Fund, Inc.              105,000             643,125
New Germany Fund, Inc.                       48,000             552,000
Templeton Global Income Fund, Inc.           75,000             478,125
                                                              ---------

                                                              2,159,914
                                                              ---------
  NON FERROUS METAL - .49%

Western Mines Holdings Ltd. (ADR)            25,000             584,375
                                                              ---------
  OIL & GAS - DOMESTIC - .76%

Horsham Corporation                          40,000             510,000
Newfield Exploration Corporation #           20,000             395,000
Panhandle Eastern Corporation                     8                 152
                                                              ---------

                                                                905,152
                                                              ---------
  OIL & GAS - SERVICE - 1.07%

Global Industries Ltd. #                     30,000             686,250
Offshore Logistics, Inc. #                   45,000             585,000
                                                              ---------

                                                              1,271,250
                                                              ---------

  REAL ESTATE - 1.59%

Health Care Property Investors, Inc.         26,296             792,167
IRT Property Company                         50,000             512,500
NAB Asset Corporation                        49,000             171,500
Shurgard Storage Centers, Inc., Class A      20,000             415,000
                                                              ---------

                                                              1,891,167
                                                              ---------
  RETAIL - GENERAL - 1.18%

Crown Books Corporation #                     4,692              72,726
Dart Group Corporation, Class A               6,000             462,000
Shopko Stores, Inc.                          40,000             380,000
Value City Department Stores, Inc. #         30,000             262,500
Venture Stores, Inc.                         20,000             232,500
                                                              ---------

                                                              1,409,726
                                                              ---------
  SAVINGS & LOAN - .68%

 Standard Federal Bank                       25,000             596,875
Washington Federal Savings and
   Loan Association                          12,100             210,238
                                                              ---------

                                                                807,113
                                                              ---------
  TRANSPORTATION - .39%

Atlantic Southeast Arilines, Inc.            30,000             465,000
                                                              ---------
  MISCELLANEOUS - ENERGY - .86%

Holly Corporation                            12,000             313,500
Repsol SA (ADR)                              26,000             708,500
                                                              ---------

                                                              1,022,000
                                                              ---------
  MISCELLANEOUS - MANUFACTURING - .66%

ILC Technology, Inc. #                       30,500             240,188
Versa Technologies, Inc.                     40,000             550,000
                                                              ---------

                                                                790,188
                                                              ---------

Total Common Stocks (cost $27,960,511)                       31,103,993
                                                              ---------
PREFERRED STOCK - .38%
  GOLD & PRECIOUS METALS - .38%

Freeport McMoran Copper & Gold               13,500             455,625
                                                              ---------

  Total Preferred Stock (cost $503,820)                         455,625
                                                              ---------
-------
(ADR) American Depository Receipt
# Nonincome producing

The accompanying notes are an integral part of the financial statements.


                                         Principal Amount  Value
                                         ----------------  -----
BONDS AND NOTES - 47.98%
  U.S. GOVERNMENT AND AGENCIES - 38.37%

U.S. Treasury Note

  (8.625% due 1/15/95)                      250,000            250,156
  (7.500% due 2/29/96)                      750,000            750,469
  (7.625% due 4/30/96)                      500,000            500,781
  (7.250% due 8/31/96)                    1,500,000          1,491,093
  (7.250% due 11/15/96)                     500,000            496,093
  (6.125% due 12/31/96)                     900,000            874,968
  (8.000% due 1/15/97)                    1,000,000          1,005,312
  (6.750% due 2/28/97)                      650,000            637,000
  (8.500% due 4/15/97)                      500,000            507,500
  (6.750% due 5/31/97)                    1,000,000            977,500
  (7.875% due 4/15/98)                      500,000            500,625
  (6.375% due 1/15/99)                    1,500,000          1,424,063
  (5.500% due 2/28/99)                    1,000,000            918,125
  (6.375% due 7/15/99)                    1,000,000            944,375
  (6.000% due 10/15/99)                   5,900,000          5,474,096
  (8.875% due 5/15/00)                      500,000            522,968
  (8.500% due 11/15/00)                     250,000            257,813
  (7.750% due 2/15/01)                    1,150,000          1,144,609
  (7.500% due 11/15/01)                   1,250,000          1,226,952
  (6.375% due 8/15/02)                    3,250,000          2,976,795
  (6.250% due 2/15/03)                      750,000            678,046
Federal Home Loan Mortgage Corporation
  #M90066 (8.000% due 10/1/96)              564,877            567,243
  #303427 (7.500% due 6/1/07)                94,143             91,427
  1422 FA Floater
    (7.620% due 11/15/07)<F1>             1,000,000            993,500
  #160063 (9.500% due 10/1/08)              342,718            349,233
  #189253 (8.250% due 3/1/12)               159,837            155,782
  #303013 (8.500% due 3/1/16)               155,894            152,649
  77F CMO (8.500% due 6/15/17)            1,100,000          1,098,537
  #298118 (7.500% due 7/1/17)                84,762             78,995
  #533003 (11.000% due 4/1/19)               91,114             97,500
  #543567 (11.000% due 11/1/19)             118,755            127,079
  #546130 (11.000% due 5/1/20)              352,848            377,354
  #550139 (11.000% due 6/1/20)              529,930            567,386
  31-C PO (9.487% due 3/15/22)<F2>        4,475,000          2,933,228
  1399-I PAC II (7.000% due 9/15/22)        596,485            517,637

Federal National Mortgage Association
  #71133 (10.000% due 2/1/04)                14,822             15,371
  #050341 (9.500% due 9/1/05)               243,100            250,140
  #110410 (9.000% due 11/1/05)              118,953            120,360
  #50579 (8.000% due 5/1/07)                208,720            204,686
  #50658 (7.000% due 10/1/07)               754,209            708,150
  #181654 (7.000% due 10/1/07)              681,276            639,671
  #247436 (5.500% due 11/1/08)              887,491            772,508
  #50951 (6.000% due 12/1/08)             1,078,001            962,223
  #50972 (5.500% due 1/1/09)              1,082,823            942,533
  #190678 (6.000% due 3/1/09)             1,200,000          1,071,120
  #276222 (5.500% due 4/1/09)             1,065,515            927,041
  88-29 B (9.500% due 12/25/18)           1,071,043          1,085,395
  #72465 (8.500% due 3/1/19)                 22,076             21,798
  91-81S Inverse Floater
     (20.498% due 8/25/21)<F1>              208,303            150,359
  93-127 FA PAC
    (7.070% due 10/25/21)<F1>             1,000,000            944,860
  #274657 (6.500% due 4/1/24)             4,173,634          3,670,126
  #283599 (6.000% due 5/1/24)               713,291            605,626
Government National Mortgage Association
  #196774 (9.000% due 11/15/16)             190,004            192,073
  #271584 (10.500% due 11/20/19)            605,366            637,063

   #147989 (9.000% due 12/15/19)            172,963            174,486
                                                             ---------

                                                            45,762,478
                                                             ---------

/TABLE


                                         Principal Amount  Value
                                         ----------------  -----


BANKS - .44%
Boatmens Bancshares, Inc. Sub. Note
   (9.250% due 11/1/01)                     260,000           268,674
Comerica, Inc. Sub. Note
   (9.750% due 5/1/99)                      250,000           259,442
                                                            ---------

                                                              528,116
                                                            ---------
CONGLOMERATES - .53%
Teledyne, Inc. Subordinated
   Debenture Series C
  (10.000% due 6/1/04)                      151,000           150,029
Westinghouse Electric Corporation
  Debenture (8.875% due 6/1/01)             500,000           486,347
                                                            ---------

                                                              636,376
                                                            ---------

  FINANCIAL SERVICES - .84%
Dean Witter Discover & Company Note
  (6.4146% due 12/15/95)<F1>              1,000,000         1,000,000

  GAMING INDUSTRY - .22%
Circus Circus Enterprises, Inc.
  Senior Sub. Note
  (10.625% due 6/15/97)                     250,000           260,478
                                                            ---------

  INSURANCE - .71%
Penn Central Corporation Sub. Note
  (9.750% due 8/1/99)                       130,000           131,166
Reliance Finance Service Corporation
  Senior Note
  (9.480% due 11/1/00)<F1>                  750,000           712,500
                                                            ---------


                                                              843,666
                                                            ---------
  (9.480% due 11/1/00)<F1>                  750,000           712,500
                                                            ---------
  MANUFACTURING - .09%
Weyerhaeuser Company Note
   (9.375% due 1/1/98)                      104,000           104,000
                                                            ---------
  OIL & GAS EXPLORATION SERVICES - 2.63%
Coastal Corporation Senior Sub. Note
   (11.125% due 3/1/98)                     260,000           260,975
Columbia Gas Systems Debentures
  (10.500% due 6/1/12)<F2>                  750,000           945,000
Maxus Energy Corporation Debentures
  (11.250%d eu 5/1/13)                      208,000           195,000

Mitchell Energy & Development
  Corporation Senior Note
  (9.250% due 1/15/02)                    1,000,000         1,015,151
Tenneco Inc. Note (10.000% due 8/1/98)      700,000           727,288
                                                            ---------
                                                            3,143,414
                                                            ---------
  SAVINGS AND LOANS - .12%
Golden West Financial Corporation Sub.
   Note (10.250% due 12/01/00)              130,000           140,112
                                                            ---------
  TELEPHONE AND TELECOMMUNICATIONS - .14%
United Telecommunications, Inc. Note
   (9.750% due 4/1/00)                      156,000           163,496
                                                            ---------
  TRANSPORTATION - .13%
Ryder System, Inc. Note
  (9.375% due 1/15/98)                      156,000           156,070
                                                            ---------
  TRAVEL & RECREATION - .26%
Host Marriott Hospitality Inc. Senior
  Notes Series M
  (10.500% due 5/1/06)                      311,000           308,279
                                                            ---------
  UTILITIES - ELECTRIC - 2.12%
Commonwealth Edison Company 1st Mtg.
  (7.625% due 6/1/03)                     1,100,000         1,003,223

Connecticut Light & Power Company
  1st Ref. Mtg.
  (7.625% due 4/1/97)                       700,000           689,524
Del Norte Funding Corp. Secured
  Lease Obligation Debenture
   (11.250% due 1/2/14)<F2>                 800,000           380,000

<F1>
Interest rates vary periodically based on current market rates.
Rates are as of December 31, 1994.
<F2>
Interest payments in default.

The accompanying notes are an integral part of the financial statements.

CAPITAL PORTFOLIO (continued)
                                         Principal Amount  Value
                                         ----------------  -----


El Paso Electric Company 1st Mtg.
  (6.750% due 5/1/98)<F1>                   500,000           453,750
                                                            ---------
                                                            2,526,497
                                                            ---------
  MISCELLANEOUS - 1.38%
GE Capital Mtg. Services Inc. 94-22 B1
   (6.000% due 8/25/09)                     628,913           524,645

Pacific Gulf Properties Inc. Sub.
  Convertible Debenture
  (8.375% due 2/15/01)                      750,000           669,375
Toll Corporation Senior Sub. Note
  (10.500% due 3/15/02)                     500,000           457,500

                                                            1,651,520
                                                            ---------

Total Bonds and Notes (cost $59,649,674)                   57,224,502
                                                           ----------
SHORT-TERM INVESTMENTS - 24.37%
  COMMERCIAL PAPER - 17.54%
Circus Circus Enterprises, Inc.
  (5.680% due 1/12/95)                    2,000,000         1,996,529

Columbia Healthcare Corporation
  (5.760% due 1/20/95)                    1,000,000           996,960

Conagra, Inc. (5.720% due 1/23/95)        1,000,000           996,504

Crown Cork & Seal Inc.
  (6.200% due 2/1/95)                     1,000,000           994,661

CSX Corporation (5.670% due 1/23/95)      1,000,000           996,397

CSX Corporation (5.640% due 1/24/95)      1,000,000           996,535
Dana Credit Corporation
  (6.210% due 2/13/95)                    1,000,000           992,583
Illinois Power Fuel Company
  (6.250% due 2/3/95)                     1,000,000           994,271
LCI Funding (5.810% due 1/17/95) *        1,000,000           997,418
LCI Funding (5.950% due 2/1/95) *         1,000,000           994,876
Niantic Bay Fuel Trust
  (5.640% due 1/12/95)                    1,000,000           998,277
Occidental Petroleum Corporation
  (6.030% due 1/17/95)                    1,000,000           997,320
Penn Fuel Corporation
 (6.230% due 2/3/95)                      1,000,000         1,997,135

Penn Fuel Corporation
 (5.730% due 1/10/95)                     2,000,000           994,289
Puget Sound Power & Light Company
 (6.200% due 1/26/95)                     1,000,000           995,694
Sears Roebuck Acceptance Corporation
 (5.610% due 1/23/95)                     2,000,000         1,993,143
White Consolidated Industries, Inc.
 (5.650% due 1/9/95)                      2,000,000         1,997,489
                                                            ---------

  Total Commercial Paper                                    20,930,081
                                                            ---------
 VARIABLE RATE DEMAND NOTES <F2> -6.83%

Barclays American Corporation
 (5.800% due 1/2/95)                      1,827,473         1,827,473
General Mills, Inc.
 (5.730% due 1/4/95)                      1,462,130         1,462,130
Pitney Bowes Credit Corporation
 (5.729% due 1/4/95)                      2,158,482         2,158,482
Sara Lee Corporation
  (5.709% due 1/4/95)                     2,345,499         2,345,499
Southwestern Bell Telephone Company
  (5.709% due 1/4/95)                       358,187           358,187
                                                            ---------

  Total Variable Rate Demand Notes                          8,151,771
                                                            ---------

Total Short-Term Investments
     (cost $29,081,852)                                     29,081,852
                                                            ----------
TOTAL INVESTMENTS - 98.83%
     (cost $117,195,857)                                    117,865,972<F3>
                                                            -----------
OTHER ASSETS AND LIABILITIES - 1.17%                         1,396,964
                                                            ---------
TOTAL NET ASSETS - 100.00%                                 119,262,936
                                                           ===========
* Restricted Security - 4 (2) issue.

<F1>
Interest payments in default.
<F2>
Interest rates vary periodically based on current market rates.
The maturity shown for each variable rate demand note is the later of the next scheduled interest rate adjustment date or the date on which principal can be recovered through demand. Information shown is as of December 31, 1994.
<F3>
Gross unrealized appreciation and depreciation of securities at December 31, 1994 for financial reporting purposes were $5,373,079 and $4,702,964 respectively; tax amounts were substantially the same.


The accompanying notes are an integral part of the financial statements.

CARILLON FUND, INC., SCHEDULE OF INVESTMENTS, DECEMBER 31, 1994
===============================================================

BOND PORTFOLIO                          Principal Amount  Value
--------------                          ----------------  -----
BONDS - 89.55%
U.S. GOVERNMENT AND AGENCIES - 49.40%
U.S. Treasury Bond
  (6.250% due 8/15/23)                   3,000,000         2,436,557
U.S. Treasury Note
  (8.250% due 7/15/98)                   1,000,000         1,011,875
  (7.125% due 10/15/98)                  1,000,000           979,062
  (6.375% due 7/15/99)                   1,000,000           944,375
  (6.000% due 10/15/99)                  4,000,000         3,711,252
  (7.750% due 2/15/01)                   2,500,000         2,488,280
  (5.875% due 2/15/04)                   2,000,000         1,744,374
U.S. Treasury Strips
  (4.320% due 2/15/96)<F2>               2,000,000         1,842,520
  (4.710% due 11/15/98)<F2>              2,000,000         1,483,040
  (7.730% due 2/15/00)<F2>               3,250,000         2,189,525
  (6.970% due 8/15/02)<F2>               2,000,000         1,108,480
Federal Home Loan Mortgage Corporation
  #200067 (7.500% due 2/1/02)               82,632            78,449
  #303427 (7.500% due 6/1/07)              207,198           201,220
  #430721 (11.000% due 5/1/10)              91,714            98,249
  #170035 (12.500% due 8/1/10)              29,935            32,807
  #283065 (8.000% due 11/1/16)              99,932            95,154
  #302710 (9.500% due 2/1/18)              122,574           125,217
  59-E (8.900% due 11/15/20)               808,283           818,484
  106G (8.250% due 12/15/20)             1,000,000           969,970
  #D37325 (6.500% due 7/1/23)              962,954           849,961
  TPM #730041 (9.500% due 4/1/05)          144,393           146,694

Federal National Mortgage Association
  #20184 (12.000% due 4/1/00)               99,682           105,102
  #31488 (9.000% due 8/1/01)                87,486            88,689
  #40695 (8.500% due 1/1/02)                81,583            81,405
  #50207 (10.500% due 6/1/04)               31,183            32,489
  #97687 (10.500% due 5/1/05)              285,278           297,224
  93-118 S (9.5232% due 5/25/08)<F1>       441,841           340,218
  #214275 (6.500% due 6/1/08)            1,478,338         1,351,541
  #54501 (8.000% due 8/1/17)               350,523           335,736
  88-30D (9.500% due 12/25/18)             332,448           344,500
  93-142 SA (9.9948% due 10/25/22)<F1>     921,170           700,089
  93-223 SE (8.6656% due 12/25/23)<F1>     500,000           232,500
Government Naitonal Mortgage Association
  GPM #92018 (11.000% due 3/15/10)          65,248            69,469
  GPM #99521 (11.250%d ue 9/15/13)          52,497            56,156
  GPM #905304 (10.750%d ue 2/15/16)          8,743             9,249
  GPM #911462 (10.750% due 6/15/19)         72,757            76,963
  GPM #286577 (9.000% due 5/15/20)         153,710           155,055
                                                           ---------
                                                          27,631,930
                                                          ----------
MISCELLANEOUS MORTGAGE BACKED - 4.68%
  SASI 1993-2B2 (6.500% due 7/25/08)       340,342           291,476
  CMC2 1993 (12.825% due 12/25/08)<F2>     478,083           286,850
  CWMBS 1994-8B1 (6.000% due 4/25/09)      970,095           807,905
  CMSC C-42 (10.950% due 2/1/14)           324,416           339,187
Greenwich Capital Acceptance Corporation
  (5.784% due 8/25/24)<F1>                 997,165           893,086
                                                           ---------
                                                           2,618,504
                                                           ---------
(TPM) Tier payment mortgage.
(GPM) Graduated payment mortgage.
(PAC) Planned Amoritization Class.

<F1>
Interest rates vary periodically based on current market rates. Rates shown are as of December 31, 1994.
<F2>
Zero coupon bonds, rates shown are the effective yields at date of purchase.

  The accompanying notes are an integral part of the financial statements.

BOND PORTFOLIO  (continued)             Principal Amount  Value
--------------                          ----------------  -----
BONDS (continued)
BANKS - 2.22%
  Comerica, Inc. Sub. Note
   (9.750% due 5/1/99)                     500,000           518,885
  Western Financial Savings &
    oan Subordinated Debenture
  (8.500% due 7/1/03)                      750,000           720,000
                                                           ---------
                                                           1,238,885
                                                           ---------
BROADCASTING/CABLE - 2.90%
 Time Warner Inc. Note
  (6.291% due 8/15/02)<F2>               1,275,000         1,209,656
 Adelphia Communications Corporation
   Senior PIK Note
   Series B (9.500% due 2/15/04)           523,055           410,598
                                                           ---------
                                                           1,620,254

CONSUMER PRODUCTS - .89%
 First Brands Corporation Senior
  Sub. Note (9.125% due 4/1/99)            500,000           496,250

FINANCE - .83%
 General Motors Acceptance
  Corporation Senior Note
  (7.000% due 3/1/00)                      500,000           464,554

FOOD, BEVERAGE, & TOBACCO - 2.22%
 RJR Nabisco Inc. Note
 (7.625% due 9/15/03)                      500,000           430,017
 Ralcorp Holdings, Inc. Notes
 (8.750% due 9/15/04)                      350,000           341,688
 RJR Nabisco Inc. Debenture
   (8.625% due 3/15/17)                    500,000           468,315
                                                           ---------
                                                           1,240,020
                                                           ---------
GAMING INDUSTRY - 6.22%
 Aztar Corporation Senior Sub.
  Note (11.000% due 10/15/02)            1,000,000           905,000
 Boomtown Inc. 1st Mtg.  Note
 (11.500% due 11/1/03)                   1,000,000           820,000
 Empress River Casinos Senior Note
 (10.750% due 4/1/02)                    1,000,000           910,000
 Stations Casinos Inc. Senior Sub.
 Note (9.625% due 6/1/03)                1,000,000           845,000
                                                           ---------
                                                           3,480,000
                                                           ---------

HEALTH CARE - 1.67%
 Foundation Health Corporation
  Senior Note (7.750% due 6/1/03)          500,000           458,301
 Healthtrust Inc. Senior Sub.
 Note (8.750% due 3/15/05)                 500,000           477,500
                                                           ---------
                                                             935,801
                                                           ---------
INSURANCE - 4.59%
 Berkley (W.R.) Corporation
 Debenture (9.875% due 5/15/08)            500,000           542,620
 Leucadia National Corporation
  Senior Sub Notes
 (10.375% due 6/15/02)                   1,000,000         1,045,000
 Penn Central Corporation
  Sub. Note (9.750% due 8/1/99)            500,000           504,485
 Reliance Financial Services
  Corporation Debenture
   (8.480% due 11/1/00)<F1>                500,000           475,000
                                                           ---------
                                                           2,567,105
                                                           ---------
OIL AND GAS FIELD EXPLORATION
     SERVICES - 6.15%
 Mesa Capital Corporation Notes
  (12.750% due 6/30/96)                    243,000           222,345
 Mitchell Energy & Development
  Corporation Senior Note
  (6.750% due 2/15/04)                     750,000           653,950
 PDV America Inc. Senior Note
  (7.750% due 8/1/00)                    1,000,000           880,886
 Triton Energy Corporation
  Senior Sub. Note
    (10.371% due 11/1/97)<F2>            1,000,000           730,000
 Western Atlas Inc. Notes
  (7.875% due 6/15/04)                   1,000,000           951,360
                                                           ---------
                                                           3,438,541
                                                           ---------
(PIK) Payment in Kind

<F1>
Interest rates vary periodically based on current market rates.
Rates shown are as of December 31, 1994.
<F2>
Zero coupon bonds, rates shown are the effective yields at date of purchase.

The accompanying notes are an integral part of the financial statements.

BOND PORTFOLIO  (continued)             Principal Amount  Value
--------------                          ----------------  -----
BONDS (continued)
PAPER AND FOREST PRODUCTS - .96%
 Westvaco Corporation Debenture
  (10.300% due 1/15/19)                    500,000           536,791

PETROLEUM REFINING - .93%
 Pennzoil Company Note
   (9.625% due 11/15/99)                   500,000           519,853
                                                           ---------
RETAIL - FOOD - .80%
 Great American Cookie Inc.
   Senior Secured Notes Series B
    (10.875% due 1/15/01)<F1>              500,000           447,500
                                                           ---------
RETAIL - GENERAL - .1.81%
 Hook-SuperX, Inc. Notes
   (10.125% due 6/1/02)                  1,000,000         1,015,000
                                                           ---------
SAVINGS AND LOANS - .93%
 Golden West Financial Corporation
   Debentures (10.250% due 5/15/97)        500,000           519,924
                                                           ---------
TRANSPORTATION - 1.80%
 NWA Trust Senior Notes Class B
   (10.230% due 6/21/14)                 1,000,000         1,005,000
                                                           ---------
TRAVEL & RECREATION - .55%
  Host Marriott Hospitality Inc.
  Senior Note Series B
   (10.500% due 5/1/06)                    311,000           308,279
                                                           ---------
Total Bonds and Notes
   (cost $53,230,533)                                     50,084,191
                                                           ---------
                                        Number of Shares  Value
                                        ----------------  -----
COMMON STOCKS - .16%
GAMING INDUSTRIES - .04%
 Boomtown Inc. Warrants #                    1,000             4,000
 Hemmeter Enterprises Inc. Warrants #        6,000            21,000
                                                           ---------
                                                              25,000
                                                           ---------
 OIL & GAS - DOMESTIC - .06%
   Mesa Inc. #   6,417                                        31,283
                                                           ---------
 RETAIL - FOOD - .01%
   Cookies USA, Inc. Warrants #                 90             3,600
                                                           ---------
 TRAVEL & RECREATION - .05%
   Host Marriott Corporation #                 752             7,238
   Marriott International Inc.                 752            21,150
                                                           ---------
                                                              28,388
                                                           ---------
  Total Common Stocks (cost $91,048)                          88,271
                                                           ---------
PREFERRED STOCK - 1.61%
 PACKAGING - 1.61%
 Earthshell Container Corporation
  Series A Cumulative
  Senior Convertible 8% <F1>                   500           900,000
                                                           ---------
 Total Preferred Stock (cost $500,000)                       900,000
                                                           ---------
# Nonincome producing

<F1>
 I44A - Privately placed security traded among qualified institutional buyers.
<F2>
Interest rates vary periodically based on current market rates.
Rates shown are as of December 31, 1994.

   The accompanying notes are an integral part of the financial statements.

BOND PORTFOLIO (continued)              Principal Amount  Value
--------------------------              ----------------  -----
SHORT-TERM INVESTMENTS - 7.27%
   COMMERCIAL PAPER - 6.24%
 Columbia Healthcare Corporation
   (6.150% due 2/7/95)                   1,500,000         1,490,519
 Illinois Power Fuel Company
   (6.170% due 1/4/95)                   1,000,000           999,486
 LCI Funding (6.230% due 1/3/95)         1,000,000           999,654
                                                           ---------
    Total Commercial Paper                                 3,489,659
                                                           ---------
VARIABLE RATE DEMAND NOTES<F1>-1.03%
  General Mills, Inc.
   (5.730% due 1/4/95)                     346,445           346,445
  Southwestern Bell Telephone
   Company (5.709% due 1/4/95)             231,179           231,179
                                                           ---------
 Total Variable Rate Demand Notes                            577,624
                                                           ---------
 Total Short-Term Inestments
     (cost $4,067,283)                                     4,067,283
                                                           ---------
TOTAL INVESTMENTS - 98.59%
   (cost $57,888,864)                                      55,139,745<F2>
                                                           ---------
OTHER ASSETS & LIABILITIES - 1.41%                           789,527
                                                           ---------
TOTAL NET ASSETS - 100.00%                                55,929,272
                                                           ---------
* Restricted security - 4 (2) issue.

<F1>
Interest rates vary periodically based on current market rates.
The maturity shown for each variable rate demand note is the later of the next scheduled interest rate adjustment date or the date on which principal can be recovered through demand. Information shown is as of December 31, 1994.
<F2>
Gross unrealized appreciation and depreciation of securities at December 31, 1994 for financial reporting purposes were $735,205 and $3,484,324, respectively; for tax purposes, $735,205 and $3,614,137 respectively.

The accompanying notes are an integral part of the financial statements.

Carillon Fund, Inc., Statements of Assets and Liabilities,
December 31, 1994
---------------------------------------------------------------

                             Equity         Capital        Bond
                             Portfolio      Portfolio      Portfolio
                             ---------      ---------      ---------
ASSETS
Investments in securities,
at value (cost $146,976,417;
$117,195,857; $57,888,864)   $158,473,350   $117,865,972   $55,139,745
Cash                               37,401         20,781        -
Receivables:
Shares sold                        93,361        506,014        91,944
Interest and dividends            250,024        954,561       807,643
Prepaid expenses                    2,084          1,945         1,457
                             ------------   ------------   -----------

                              158,856,220    119,349,273    56,040,789
                             ------------   ------------   -----------

LIABILITIES
Investment securities
   purchased                    1,061,550          -             -
Payable for shares redeemed           -            -             7,108
  Investment advisory fees         80,255         69,121        23,285
  Custodial and portfolio
     accounting fees                5,883          7,407         6,546
  Professional fees                 6,550          4,804         5,081
  Deferred compensation for
      directors                       -             -           63,233
  Other accrued expenses            5,706          5,005         6,264
                             ------------   ------------    ----------
                                1,159,944         86,337       111,517
                             ------------   ------------    ----------
NET ASSETS
  Paid-in capital             133,313,560    112,814,018    58,781,977
  Accumulated undistributed
    net investment income         241,218        278,793       201,471
  Accumulated undistributed
  net realized gains/(loss)    12,644,565      5,500,010      (305,057)
  Unrealized appreciation/
   (depreciation) net          11,496,933        670,115    (2,749,119)
                             ------------   ------------   -----------
                             $157,696,276   $119,262,936   $55,929,272
                             ============   ============   ===========

Shares authorized
  ($.10 par value)             20,000,000     15,000,000    10,000,000
                             ============   ============   ===========
Shares outstanding             11,028,128      9,041,035     5,573,252
                             ============   ============   ===========
Net asset value, offering
 and redemption price
 per share (Net assets/
 shares outstanding)             $  14.30       $  13.19      $  10.04
                             ============   ============   ===========

The accompanying notes are an integral part of the financial statements.

Carillon Fund, Inc., Statements of Operations,
December 31, 1994
---------------------------------------------------------------

                             Equity         Capital        Bond
                             Portfolio      Portfolio      Portfolio
                             ---------      ---------      ---------
INVESTMENT INCOME
  Interest                   $  805,586     $  4,704,227   $  4,343,530
  Dividends  (net of
  foreign withholding
  taxes of $110,633,
   $45,113, $0)               2,413,847          846,934            212
  Other                                            4,060            851
                             ----------     ------------   ------------
                              3,219,433        5,555,221      4,344,593
                             ----------     ------------   ------------
EXPENSES
 Investment advisory fees       924,881          766,664        273,068
Custodial fees and expenses      34,920           28,005         16,156
  Portfolio accounting fees      33,094           40,210         37,434
  Professional fees              12,657           13,877         14,072
  Directors' fees                14,498           14,519         14,498
  Transfer agent fees             5,529            5,573          5,597
  Registration and
     filing fees                  5,618            6,132          6,541
  Other                           8,801            6,104          5,559
                             ----------     ------------   ------------
                              1,039,998          881,084        372,925
                             ----------     ------------   ------------
NET INVESTMENT INCOME         2,179,435        4,674,137      3,971,668
                             ----------     ------------   ------------

REALIZED AND UNREALIZED
  GAIN/(LOSS)
  ON INVESTMENTS
  Net realized gain/(loss)
   on investments            12,644,565        5,412,005      (305,057)
  Realized gains received
   from investment companies       -              88,005            -
 Net unrealized depreciation
    of investments           (10,119,382)     (9,024,428)    (4,551,099)
                             ----------     ------------   ------------

NET REALIZED AND
  UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS              2,525,183       (3,524,418)    (4,856,156)
                             ----------     ------------   ------------
NET INCREASE/(DECREASE)
 IN NET ASSETS
 FROM OPERATIONS             $4,704,618     $ 1,149,719    $   (884,488)
                             ==========     ===========    ============

The accompanying notes are an integral part of the financial statements.

Carillon Fund, Inc., Statement of Changes in Net Assets
---------------------------------------------------------

                                           Equity Portfolio
                                           ----------------
                                        Year ended December 31,
                                        -----------------------
                                        1994             1993
                                        ----             ----
OPERATIONS
  Net investment income                 $  2,179,435     $  1,431,589
  Net realized gain on investments        12,644,565        5,829,342
  Net unrealized appreciation/
 (depreciation) of investments           (10,119,382)       8,936,958
                                        ------------     ------------
    Net increase in net assets
    resulting from operations              4,704,618       16,197,889

DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                   (2,008,382)      (1,420,116)
  Net realized gain on investments        (5,834,819)      (6,658,509)
                                        ------------     ------------
                                          (3,138,582)       8,119,264
                                        ------------     ------------
FUND SHARE TRANSACTIONS
  Proceeds from sales of shares
    (1,706,967 shares for 1994 and
    2,218,460 shares for 1993)            24,726,975       30,617,937

  Net asset value of shares issued
    to shareholders in
    reinvestment of dividends and
    distributions (535,871 shares
    for 1994 and
    596,125 shares for 1993)               7,843,201        8,078,625

  Payments for shares redeemed
   (693,517 shares
    for 1994 and 780,328
    shares for 1993)                      (9,973,908)     (10,883,263)
                                        ------------     ------------
                                          22,596,268       27,813,299
                                        ------------     ------------
NET INCREASE IN NET ASSETS                19,457,686       35,932,563

NET ASSETS
  Beginning of year                      138,238,591      102,306,028
                                        ------------     ------------
  End of year (including
    undistributed net
    investment income of
    $241,218 for 1994
    and $68,016 for 1993)               $157,696,276     $138,238,591
                                        ============     ============

The accompanying notes are an integral part of the financial statements.

Carillon Fund, Inc., Statement of Changes in Net Assets
---------------------------------------------------------------

                                         Capital Portfolio
                                         ------------------
                                        Year ended December 31,
                                        -----------------------
                                        1994             1993
                                        ----             ----

OPERATIONS
  Net investment income                 $  4,674,137     $  2,785,731
  Net realized gain on investments         5,500,010        1,485,953
  Net unrealized appreciation/
 (depreciation) of investments            (9,024,428)       5,882,206
                                        ------------     ------------
    Net increase in net assets
    resulting from operations              1,149,719       10,153,890

DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                   (4,389,579)      (2,686,406)
  Net realized gain on investments        (1,768,494)      (2,008,839)
                                        ------------     ------------

                                          (5,008,354)       5,458,645
                                        ------------     ------------
FUND SHARE TRANSACTIONS
  Proceeds from sales of shares
    (1,885,321 shares for 1994 and
    2,058,453 shares for 1993)            25,455,114       27,268,539

  Net asset value of shares issued
     to shareholders in reinvestment
     of dividends and distributions
     (458,326 shares for 1994 and
     357,989 shares for 1993)              6,158,073        4,695,246

  Payments for shares redeemed
  (547,407 shares for 1994 and
  457,613 shares for 1993)                (7,358,153)      (6,079,996)
                                        ------------     ------------
                                          24,255,034       25,883,789
                                        ------------     ------------
NET INCREASE IN NET ASSETS                19,246,680       31,342,434

NET ASSETS
  Beginning of year                      100,016,256       68,673,822
                                        ------------     ------------
  End of year (including
   undistributed net
   investment income of
   $278,793 for 1994
   and $285,794 for 1993)               $119,262,936     $100,016,256
                                        ============     ============

The accompanying notes are an integral part of the financial statements.

Carillon Fund, Inc., Statement of Changes in Net Assets
---------------------------------------------------------------

                                           Bond Portfolio
                                          ----------------
                                        Year ended December 31,
                                        -----------------------
                                        1994             1993
                                        ----             ----
OPERATIONS
  Net investment income                 $  3,971,668     $  3,117,389
  Net realized gain/(loss)
     on investments                         (305,057)       1,530,493
  Net unrealized appreciation/
    (depreciation) of investments         (4,551,099)         374,516
                                        ------------     ------------
    Net increase/(decrease) in net
    assets resulting from operations        (884,488)       5,022,398

DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                   (4,072,051)      (3,061,134)
  Net realized gain on investments        (1,473,887)        (552,712)
                                        ------------     ------------
                                          (6,430,426)       1,408,552
                                        ------------     ------------
FUND SHARE TRANSACTIONS
  Proceeds from sales of shares
    (1,136,443 shares for 1994 and
    1,568,184 shares for 1993)            12,029,310       17,724,179

  Net asset value of shares issued
   to shareholders in reinvestment
   of dividends and distributions
   (532,039 shares for 1994 and
    322,598 shares for 1993)               5,545,938        3,613,847

  Payments for shares redeemed
   (886,187 shares for 1994 and
   635,295 shares for 1993)               (9,343,895)      (7,174,737)
                                        ------------     ------------
                                           8,231,353       14,163,289
                                        ------------     ------------
NET INCREASE IN NET ASSETS                 1,800,927       15,571,841

NET ASSETS
  Beginning of year                       54,128,345       38,556,504
                                        ------------     ------------
  End of year (including
   undistributed net
   investment income of
   $201,470 for 1994
   and $245,246 for 1993)               $ 55,929,272     $ 54,128,345
                                        ============     ============

   The accompanying notes are an integral part of the financial statements.

CARILLON FUND, INC., NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

  Carillon Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The shares of the Fund are sold only to The Union Central Life Insurance Company (UCL) and its separate accounts to fund the benefits under certain variable annuity contracts. The Fund's shares are offered in three different series - Equity Portfolio, Capital Portfolio, and Bond Portfolio.

Securities valuation

  Securities held by the Equity, Capital and Bond Portfolios, except for money market instruments maturing in 60 days or less, are valued as follows: Securities which are traded on stock exchanges (including securities traded in both the over-the-counter market and on an exchange), or listed on the NASDAQ National Market System, are valued at the last sales price as of the close of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices. Securities traded only in the over-the-counter market are valued at the last bid price, as of the close of trading on the New York Stock Exchange, quoted by brokers that make markets in the securities. Other securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Money market instruments with a remaining maturity of 60 days or less held by the Equity, Capital and Bond Portfolios are valued at amortized cost which approximates market.

Change in Accounting for Distributions to Shareholders

  Effective January 1, 1993, the fund adopted Statement of Position 93-2: DETERMINATION, DISCLOSURE AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES. Accordingly, permanent book and tax basis differences relating to shareholder distributions have been reclassified. During the year ended December 31, 1994, the cumulative effect of such differences was reclassified from undistributed net realized gains/(losses) to undistributed net investment income. Amounts reclassified were $2,148, $(291,738) and $56,606 for the Equity, Capital and Bond Portfolios, respectively. These reclassifications are primarily due to differing book and tax treatment for mortgage-backed securities and market discount. Net investment income, net realized gains/(losses), and net assets were not affected by this change.

Securities transactions and investment income

  Securities transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Gains and losses on sales of investments are calculated on the identified cost basis for financial reporting and tax purposes. The cost of investments is substantially the same for financial reporting and tax purposes, except for the Bond Portfolio, where tax cost exceeds cost for financial statement purposes by $129,813.

Income taxes

  It is the intent of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and any net realized capital gains. Regulated investment companies owned by the segregated asset accounts of a life insurance company, held in connection with variable annuity contracts, are exempt from excise tax on undistributed income. Therefore, no provision for income or excise taxes has been recorded. The Bond Portfolio has a capital loss carryforward for tax purposes of $446,614 at December 31, 1994. The carryforward, if unused expires in 2002.

Dividends and capital gains distributions

  Dividends from net investment income in the Equity, Capital and Bond Portfolios are declared and paid quarterly. Net realized capital gains are distributed periodically, no less frequently than annually. Dividends from net investment income and capital gains distributions are recorded on the ex-dividend date. All dividends and distributions are reinvested in additional shares of the respective Portfolio at the net asset value per share.

Expenses

  Allocable expenses of the Fund are charged to each Portfolio based on the ratio of the net assets of each Portfolio to the combined net assets of the Fund. Nonallocable expenses are charged to each Portfolio based on specific identification.

NOTE 2 - TRANSACTIONS WITH AFFILIATES

Investment advisory fees

  The Fund pays investment advisory fees to Carillon Advisers, Inc. (the Adviser), under terms of an Investment Advisory Agreement (the Agreement). Certain officers and directors of the Adviser are affiliated with the Fund. The Fund pays the Adviser, as full compensation for all services and facilities furnished, a monthly fee computed separately for each Portfolio on a daily basis, at an annual rate, as follows:
 (a) for the Equity Portfolio - .65% of the first $50,000,000, .60% of the next $100,000,000 and .50% of all over $150,000,000 of the current net asset value;

 (b)  for the Capital Portfolio - .75% of the first $50,000,000,
 .65% of the next $100,000,000 and .50% of all over $150,000,000 of the current net asset value;

 (c) for the Bond Portfolio - .50% of the first $50,000,000, .45% of the next $100,000,000 and .40% of all over $150,000,000 of the current net asset value; and

  The Agreement provides that if the total operating expenses of the Fund, exclusive of the advisory fee and certain other expenses as described in the Agreement, for any fiscal quarter exceed an annual rate of 1% of the average daily net assets of the Fund, the Adviser will reimburse the Fund for such excess, up to the amount of the advisory fee for that year. Such amount, if any, will be calculated daily and credited on a monthly basis. No such reimbursements were required for the periods presented in the financial statements.

  In addition to providing investment advisory services, the Adviser is responsible for providing certain administrative functions to the Fund. The Adviser has entered into an Administration Agreement with Carillon Investments, Inc. (the
Distributor) under which the Distributor furnishes substantially all of such services for an annual fee of .20% of the Fund's average net assets. The fee is borne by the Adviser, not the Fund.

  Carillon Advisers, Inc. and Carillon Investments, Inc. are wholly-owned subsidiaries of UCL.

Directors' fees

  Each director who is not affiliated with the Adviser receives fees from the Fund for services as a director. Members of the Board of Directors who are not affiliated with the Adviser are eligible to participate in a deferred compensation plan. The value of each director's deferred compensation account will increase or decrease at the same rate as if it were invested in shares of the Scudder Money Market Fund.
NOTE 3 - SUMMARY OF PURCHASES AND SALES OF INVESTMENTS

  Purchases and sales of securities for the year ended December 31, 1994, excluding short-term obligations, follow:

                               Equity       Capital      Bond
                               Portfolio    Portfolio    Portfolio
                               ---------    ---------    ---------
Total cost of purchases of:
 Common stocks                $61,327,056   $ 9,100,409  $    20,850
 U.S. Government securities        -         31,833,599   15,366,086
 Corporate bonds                   -          5,449,025   23,495,679
                               -----------  -----------  -----------
                               $61,327,056  $46,383,033  $38,882,615
                               ===========  ===========  ===========
Total proceeds from sales of:
 Common stocks                 $53,385,397  $27,036,411         -
 U.S. Government securities        -          3,027,304   $9,904,946
 Corporate bonds                   -          3,639,312   25,789,693
                               -----------  -----------  -----------
                               $53,385,397  $33,703,027  $35,694,639
                               ===========  ===========  ===========
/TABLE

NOTE 4 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period.

                                        Equity Portfolio
-----------------------------------------------------------------------------
                                    Year ended December 31,
-----------------------------------------------------------------------------
                       1994        1993       1992        1991        1990
-----------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period   $14.58      $13.74      12.60        8.81       10.79

Investment Activities:
 Net investment income    .20         .16        .19         .20<F1>     .28<F1>
 Net realized and
 unrealized gains
 (losses)                 .31        1.69       1.27        3.79       (1.91)
                       ------      ------      -----       -----       -----
Total from Investment
 Operations               .51        1.85       1.46        3.99       (1.63)

Distributions:
 Net investment income   (.19)       (.16)      (.19)       (.20)       (.31)
 Net realized gains      (.60)       (.85)      (.13)         -         (.04)
Total Distributions      (.79)      (1.01)      (.32)       (.20)       (.35)
                       ------      ------      -----       -----       -----
Net Asset Value,
 End of period         $14.30      $14.58     $13.74      $12.60       $8.81
                       ======      ======     ======      ======       =====
Ratios/Supplemental
 Data:
 Total Return            3.42%      14.11%     11.78%      45.55%     (15.45%)

 Ratio of Expenses to
  Average Net Assets      .69%        .70%       .72%        .75%<F1>    .82%<F1>

 Ratio of Net
  Investment Income
  to Average
  Net Assets             1.45%       1.18%      1.47%       1.79%<F1>   2.98%<F1>

 Portfolio Turnover
  Rate                  40.33%      37.93%     46.75%      55.17%      99.90%

Net Assets,
 End of Period         157,696,276 138,238,591 102,306,028 79,352,448 52,513,701

<F1>
Net of expenses waived by the Adviser of $.002 per share in 1991 and $.01 per share in 1990.

NOTE 4 - FINANCIAL HIGHLIGHTS

   Computed on the basis of a share of capital stock outstanding throughout the period.

                                           Capital Portfolio
-------------------------------------------------------------------------------
                                         Year ended December 31,
                         -------------------------------------------------------

                     1994         1993         1992        1991        1990<F1>
--------------------------------------------------------------------------------
Net asset value:
 Beginning of
 period               $13.81       $12.99       $12.82      $10.57      $10.95

Investment
Activities:
Net investment
income                 .52          .43          .42         .47         .34
Net realized and
 unrealized gains
   (losses)             (.39)        1.17          .56        2.25        (.40)
                       ------       ------       ------       ------      ------
Total from
Investment
Operations               .13         1.60          .98        2.72        (.06)

Distributions:
Net investment
 income                 (.52)        (.42)        (.42)       (.47)       (.32)
Net realized gains      (.23)        (.36)        (.39)        .00         .00
                       ------       ------        ------      ------      ------
Total Distributions     (.75)        (.78)        (.81)       (.47)       (.32)

Net Asset Value,
 End of period         $13.19       $13.81       $12.99      $12.82      $10.57
                       ======       ======       ======      ======      ======
Ratios/Supplemental
  Data:
 Total Return             .94%       12.72%        7.93%      26.10%      (.54%)

Ratio of Expenses
 to Average
 Net Assets             .80%         .82%         .88%        .95%       1.03%<F2>
Ratio of Net
Investment Income
 to Average
  Net Assets           4.25%        3.31%        3.49%       4.05%      5.08%<F2>

Portfolio Turnover
  Rate                  41.89%       32.42%       39.74%      47.93%     16.02%

Net Assets,
  End of Period      $119,262,936 $100,016,256 $68,673,822 $41,843,772 $23,813,342

<F1>
Period from May 1, 1990 (commencement of operations) through December 31, 1990.
<F2>
Annualized

NOTE 4 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period.

                                             Bond Portfolio
---------------------------------------------------------------------------------
                                          Year ended December 31,
---------------------------------------------------------------------------------
                       1994        1993        1992        1991        1990
---------------------------------------------------------------------------------

Net Asset Value,
 Beginning of Period    $11.30       $10.91      $10.96       $10.10       $10.02

Investment Activities:
 Net investment income     .77          .73         .82          .86          .81
 Net realized and
  unrealized gains
  (losses)                (.95)         .54        (.01)         .87          .03
                        ------       ------      ------       ------       ------
Total from Investment
 Operations               (.18)        1.27         .81         1.73          .84

Distributions:
 Net investment income    (.78)        (.73)       (.82)        (.87)        (.76)
 Net realized gains       (.30)        (.15)       (.04)          -            -
                        ------       ------      ------       ------       ------
Total Distributions      (1.08)        (.88)       (.86)        (.87)        (.76)

Net Asset Value,
 End of period          $10.04       $11.30      $10.91       $10.96       $10.10

Ratios/Supplemental Data:
 Total Return            (1.63%)      11.94%       7.65%       17.89%        8.66%

 Ratio of Expenses to
  Average Net Assets       .68%         .66%        .69%         .73%         .79%

 Ratio of Net Investment
  Income to Average
  Net Assets              7.21%        6.65%       7.59%        8.27%        8.57%

 Portfolio Turnover
  Rate                   70.27%      137.46%      40.91%       39.82%      110.90%

Net Assets,
 End of Period         $55,929,272 $54,128,345 $38,556,504 $31,008,756 $24,445,631

/TABLE

                              CARILLON FUND, INC.

----------------------------------------------------------------

   Carillon Fund, Inc. (the "Fund"), is a no-load, diversified, open-end management investment company which is intended to meet a wide range of investment objectives with its three separate Port-folios: Equity Portfolio, Bond Portfolio, and Capital Portfolio. Each Portfolio generally operates as a separate fund issuing its own shares.

   The Equity Portfolio seeks primarily long-term appreciation of capital, without incurring unduly high risk, by investing primarily in common stocks and other equity securities.
   Current income is a secondary objective.

   The Bond Portfolio seeks as high a level of current income as is consistent with reasonable investment risk, by investing primarily in long-term, fixed-income, investment-grade corporate bonds.

   The Capital Portfolio seeks to provide the highest total return through a combination of income and capital appreciation consistent with the reasonable risks associated with an investment portfolio of above-average quality by investing in equity securities, debt instruments and money market instruments.

   There can be no assurance that any Portfolio will achieve its objectives.

   This Prospectus sets forth concisely the information that a prospective investor should know before investing in the Fund, and it should be read and kept for future reference. A Statement of Additional Information dated May 1, 1995, which contains further information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling the Fund at (513) 595-2600, or by writing the Fund at P.O. Box 40409, Cincinnati, Ohio 45240-0409.





THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED
UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTA-
TION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                        May 1, 1995



--------------------------------------------------------------

UCCF 514 4-95

                         CARILLON FUND, INC.


                          TABLE OF CONTENTS

                                                  Page
The Fund ..........................................  2

Annual Fund Operating Expenses ....................  3

Financial Highlights ..............................  4

Investment Objectives and Policies ................  6
 Equity Portfolio .................................  6
 Bond Portfolio ...................................  7
 Capital Portfolio ................................  8
 Principal Risk Factors ...........................  9
 Repurchase Agreements ............................  9
 Options ..........................................  9
 Collateralized Mortgage Obligations .............. 10
 Other Information ................................ 10
The Fund and Its Management ....................... 10
 Investment Adviser ............................... 11
 Advisory Fee ..................................... 11
 Expenses ......................................... 11
 Capital Stock .................................... 11
Purchase and Redemption of Shares ................. 12
Dividends and Distributions ....................... 12
Taxes ............................................. 12
Custodian, Transfer and
 Dividend Disbursing Agent ........................ 12

Appendix
 Bond and Commercial Paper Ratings ................ 13

           -------------------------

                            THE FUND

   Carillon Fund, Inc. (the "Fund"), a Maryland corporation, is a no-load, diversified, open-end investment company. The Fund has three Portfolios, which in many ways operate as separate funds issuing separate classes of common stock. An interest in the Fund is limited to the assets of the Portfolio in which shares are held, and shareholders of each Portfolio are entitled to a pro rata share of all dividends and distributions arising from the net income and capital gains on the investments of such Portfolio.

   Currently, the shares of the Fund are sold only to The Union Central Life Insurance Company ("Union Central") and to certain of its separate accounts to fund the benefits under certain variable annuity contracts (the "contracts") issued by Union Central. The separate accounts invest in shares of the Fund in accordance with allocation instructions received from Contract Owners.

   To the extent that the shares of the Fund's three Portfolios are sold to Union Central in order to fund the benefits under the contracts, the structure of the Fund permits Contract Owners, within the limitations described in the contracts, to determine the type of investment underlying their contracts in response to or in anticipation of changes in market or economic conditions. Contract Owners should consider that the investment return experience of the Portfolio or Portfolios they select will affect the value of the contract and the amount of annuity payments received under a contract. See the attached Prospectus for the Flexible Premium Deferred Variable Annuity for a description of the relationship between increases or decreases in the net asset value of Fund shares (and any distributions on such shares) and the benefits provided under a contract.

               SUPPLEMENT DATED December 28, 1995
             TO THE PROSPECTUS DATED MAY 1, 1995 OF
                       CARILLON FUND, INC.

Effective December 28, 1995, the prospectus for Carillon Fund, Inc. (the "Fund") dated May 1, 1995 (the "Prospectus") is amended by including as a part thereof the following information.

As of December 28, 1995, a new S&P 500 Index Portfolio (the "Index Portfolio") was added to the Fund. As the Index Portfolio is not yet available under the contracts being offered pursuant to the variable annuity prospectus which accompanies the Prospectus, all information about the Index Portfolio and its investment objective, policies and risks has been omitted from this supplement and the Prospectus.

The date of the statement of additional information referenced on the cover of the Prospectus is replaced by

       May 1, 1995, as supplemented on December 28, 1995.

On page 2 of the Prospectus, the following sentence replaces the first sentence of the second paragraph after the caption "The
Fund."

     Currently, the shares of the Fund are sold only to The
     Union Central Life Insurance Company ("Union Central") and to certain of its separate accounts to fund the benefits under certain variable annuity contracts and variable universal life insurance policies (the "con-tracts") issued by Union Central.

The following language replaces the first sentence after the caption "Purchase and Redemption of Shares" on page 12 of the Prospectus.

     The Fund offers its shares, without sales charge, only for purchase by Union Central and its separate accounts to fund benefits under both variable annuity contracts and variable universal life insurance policies. The Fund's Board of Directors will monitor the Fund for the existence of any material irreconcilable conflict between the interests of variable annuity contractowners invest-ing in the Fund and interests of holders of variable universal life insurance policies investing in the Fund. Union Central will report any potential or existing conflicts to the Directors of the Fund. If a material irreconcilable conflict arises, Union Central will, at its own cost, remedy such conflict up to and including establishing a new registered management company and segregating the assets underlying the variable annuity contracts and variable universal life insurance policies.

              ANNUAL FUND OPERATING EXPENSES

EXPENSES (as a percentage of average net assets)

                           Equity      Bond        Capital
                           Portfolio   Portfolio   Portfolio
------------------------------------------------------------
Management Fees            .61%        .50%        .70%
Other Expenses*            .08%        .18%        .10%
                           ----        ----        ----
Total Operating Expenses   .69%        .68%        .80%

* "Other Expenses" for the S&P 500 Index Portfolio are based on estimates. Total Operating Expenses in excess of .60% for that Portfolio are paid by the investment adviser.

EXAMPLE

The table below shows the amount of expenses a Shareholder would pay on a $1,000 investment assuming a 5% annual return.**

                           1 Year      3 Years     5 Years     10 Years
-----------------------------------------------------------------------
Equity Portfolio           $ 7         $22         $38         $86

Bond Portfolio             $ 7         $22         $38         $85

Capital Portfolio          $ 8         $26         $44         $99


** The 5% annual return is a standardized rate prescribed for the purpose of this example and does not represent the past or future return of the Fund.

   The purpose of this table is to assist the Contract Owner in understanding the various expenses that the Contract Owner will bear indirectly by providing information on expenses associated with the Contract's investment in the Fund. This table does not include any contract or variable account charges.

   This table should not be considered a representation of past or future expenses and the actual expenses that will be paid may be greater or lesser than those shown.

                      FINANCIAL HIGHLIGHTS

The financial information in the tables which follow (pages 4-6), insofar as it pertains to each of the five years in the period ended December 31, 1994, have been audited in conjunction with the annual audit of the financial statements of the Fund by Price Waterhouse LLP, independent accountants, whose unqualified report thereon is included in the Statement of Additional Information. These financial highlights should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's annual report which may be obtained without charge. (See "Other Information" below.)

                                        Equity Portfolio
-----------------------------------------------------------------------------
                                    Year ended December 31,
-----------------------------------------------------------------------------
                       1994        1993       1992        1991        1990
-----------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period   $14.58      $13.74      12.60        8.81       10.79

Investment Activities:
 Net investment income    .20         .16        .19         .20<F1>     .28<F1>
 Net realized and
 unrealized gains
 (losses)                 .31        1.69       1.27        3.79       (1.91)
                       ------      ------      -----       -----       -----
Total from Investment
 Operations               .51        1.85       1.46        3.99       (1.63)

Distributions:
 Net investment income   (.19)       (.16)      (.19)       (.20)       (.31)
 Net realized gains      (.60)       (.85)      (.13)         -         (.04)
Total Distributions      (.79)      (1.01)      (.32)       (.20)       (.35)
                       ------      ------      -----       -----       -----
Net Asset Value,
 End of period         $14.30      $14.58     $13.74      $12.60       $8.81
                       ======      ======     ======      ======       =====
Ratios/Supplemental
 Data:
 Total Return            3.42%      14.11%     11.78%      45.55%     (15.45%)

 Ratio of Expenses to
  Average Net Assets      .69%        .70%       .72%        .75%<F1>    .82%<F1>

 Ratio of Net
  Investment Income
  to Average
  Net Assets             1.45%       1.18%      1.47%       1.79%<F1>   2.98%<F1>

 Portfolio Turnover
  Rate                  40.33%      37.93%     46.75%      55.17%      99.90%

Net Assets,
 End of Period         157,696,276 138,238,591 102,306,028 79,352,448 52,513,701

<F1>
Net of expenses waived by the Adviser of $.002 per share in 1991 and $.01 per share in 1990.

                                          Equity Portfolio
------------------------------------------------------------------------------
                                       Year ended December 31,
--------------------------------------------------------------------------------
                         1989        1988      1987        1986       1985
--------------------------------------------------------------------------------

Net Asset Value,
 Beginning of Period      10.88       8.57        9.62      12.72       10.43

Investment Activities:
 Net investment income      .58        .38         .34        .55         .54
 Net realized and
 unrealized gains
 (losses)                   .69       2.33        (.22)      1.08        2.28
                         ------      ------      -----       -----      -----
Total from Investment
 Operations                1.27       3.71         .12       1.63        2.82

Distributions:
 Net investment income     (.59)      (.34)       (.35)      (.56)       (.53)
 Net realized gains        (.77)      (.06)       (.82)     (4.17)        -
                         ------      ------      -----      -----       -----
Total Distributions       (1.36)      (.40)      (1.17)     (4.73)       (.53)

Net Asset Value,
 End of period           $10.79     $10.88      $ 8.57     $ 9.62      $12.72
                         ======     ======      ======     ======      ======
Ratios/Supplemental
 Data:
 Total Return             11.79%     31.79%        .85%     12.72%      27.65%

 Ratio of Expenses to
  Average Net Assets        .95%       .95%        .97%       .89%       1.00%

 Ratio of Net
  Investment Income
  to Average Net Assets    5.34%      3.74%       3.30%      3.78%       4.86%

 Portfolio Turnover Rate  61.49%     57.98%      70.17%     84.23%      49.88%

Net Assets,
 End of Period           56,193,553 37,723,446 28,914,896 17,955,862  20,463,116

/TABLE

                   FINANCIAL HIGHLIGHTS

                     (Continued)


                                             Bond Portfolio
---------------------------------------------------------------------------------
                                          Year ended December 31,
---------------------------------------------------------------------------------
                       1994        1993        1992        1991        1990
---------------------------------------------------------------------------------

Net Asset Value,
 Beginning of Period    $11.30       $10.91      $10.96       $10.10       $10.02

Investment Activities:
 Net investment income     .77          .73         .82          .86          .81
 Net realized and
  unrealized gains
  (losses)                (.95)         .54        (.01)         .87          .03
                        ------       ------      ------       ------       ------
Total from Investment
 Operations               (.18)        1.27         .81         1.73          .84

Distributions:
 Net investment income    (.78)        (.73)       (.82)        (.87)        (.76)
 Net realized gains       (.30)        (.15)       (.04)          -            -
                        ------       ------      ------       ------       ------
Total Distributions      (1.08)        (.88)       (.86)        (.87)        (.76)

Net Asset Value,
 End of period          $10.04       $11.30      $10.91       $10.96       $10.10

Ratios/Supplemental Data:
 Total Return            (1.63%)      11.94%       7.65%       17.89%        8.66%

 Ratio of Expenses to
  Average Net Assets       .68%         .66%        .69%         .73%         .79%

 Ratio of Net Investment
  Income to Average
  Net Assets              7.21%        6.65%       7.59%        8.27%        8.57%

 Portfolio Turnover
  Rate                   70.27%      137.46%      40.91%       39.82%      110.90%

Net Assets,
 End of Period         $55,929,272 $54,128,345 $38,556,504 $31,008,756 $24,445,631

/TABLE

                                             Bond Portfolio
---------------------------------------------------------------------------------
                                          Year ended December 31,
---------------------------------------------------------------------------------
                       1989        1988        1987        1986        1985
--------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period    $ 9.82      $ 9.96      $10.51      $11.22      $10.44

Investment Activities:
 Net investment income     .83         .85         .82        1.12        1.00
 Net realized and
  unrealized gains
  (losses)                 .20        (.13)       (.51)        .67         .77
                        ------      ------      ------      ------      ------
Total from Investment
 Operations               1.03         .72         .31        1.79        1.77

Distributions:
 Net investment income    (.83)       (.86)       (.86)      (1.13)       (.99)
 Net realized gains         -           -           -        (1.37)         -
                        ------      ------      ------      ------      ------
Total Distributions       (.83)       (.86)       (.86)      (2.50)       (.99)

Net Asset Value,
 End of period           $10.02      $ 9.82      $ 9.96      $10.51      $11.22

Ratios/Supplemental
 Data:
 Total Return            10.72%       7.36%       3.15%      16.59%      17.78%

 Ratio of Expenses to
  Average Net Assets       .86%        .82%        .72%        .65%        .71%

Ratio of Net
  Investment Income
  to Average
  Net Assets              8.38%       8.34%       8.34%       8.65%       9.94%

 Portfolio Turnover
   Rate                  17.70%      24.11%      80.35%     103.44%      92.43%

Net Assets,
 End of Period         $15,940,670 $12,460,027 $15,796,363 $11,487,084 $14,688,626


                           FINANCIAL HIGHLIGHTS

                              (Continued)

                                                Capital Portfolio
--------------------------------------------------------------------------------
                                 Year ended December 31,              Period Ended
                         -----------------------------------------    December 31,


                     1994         1993         1992        1991        1990<F1>
--------------------------------------------------------------------------------
Net asset value:
Beginning of period   $13.81       $12.99       $12.82      $10.57      $10.95

Investment
 Activities:
Net investment
  income                .52          .43          .42         .47         .34
 Net realized and
 unrealized gains
   (losses)            (.39)        1.17          .56        2.25        (.40)
                       ------       ------      ------      ------      ------
Total from
  Investment
  Operations            .13         1.60          .98        2.72        (.06)

Distributions:
Net investment
  income              (.52)        (.42)        (.42)       (.47)       (.32)
Net realized gains    (.23)        (.36)        (.39)        .00         .00
                      ------       ------       ------      ------      ------
Total Distributions    (.75)       (.78)        (.81)       (.47)       (.32)

Net Asset Value,
 End of period        $13.19       $13.81       $12.99      $12.82      $10.57
                      ======       ======       ======      ======      ======
Ratios/Supplemental
  Data:
 Total Return           .94%       12.72%        7.93%      26.10%       (.54%)

 Ratio of Expenses
  to Average
  Net Assets           .80%         .82%         .88%        .95%       1.03%<F2>
Ratio of Net
 Investment Income
  to Average
    Net Assets         4.25%        3.31%        3.49%       4.05%       5.08%<F2>

Portfolio Turnover
  Rate                41.89%       32.42%       39.74%      47.93%      16.02%

Net Assets,
  End of Period      $119,262,936 $100,016,256 $68,673,822 $41,843,772 $23,813,342

<F1>
Period from May 1, 1990 (commencement of operations) through December 31, 1990.

<F2>
Annualized

           INVESTMENT OBJECTIVES AND POLICIES


   Each Portfolio has a different investment objective which it pursues through separate investment policies. The differences in objectives and policies among the various Portfolios can be expected to affect the investment return of each Portfolio and the degree of market and financial risks to which each Portfolio is subject. The investment objectives of each Portfolio (described on the cover of this Prospectus) are fundamental policies and may not be changed without shareholder approval. There can be no assurance that the investment objectives of any Portfolio will be realized.

Equity Portfolio

   The investment objectives of the Equity Portfolio are to seek long-term appreciation of capital with secondary opportunities for growth in current income, without incurring unduly high risks. A major portion of the Portfolio will be invested in common stocks. The Portfolio's investment policy is to seek special opportunities in securities that are selling at a discount from theoretical price/earnings ratios and that seem capable of recovering from their temporary out-of-favor status. A portion of the Portfolio may be invested in money market instruments pending investment or to effectively utilize cash reserves.

   Since no one class or type of security at all times affords the greatest promise of capital appreciation and growth in income, the Portfolio may invest all or a portion of its assets in preferred stocks, bonds, convertible preferred stocks, convertible bonds, and convertible debentures if it is believed that such investments will further its investment objectives. When market conditions for equity securities are adverse, and for temporary defensive purposes, the Portfolio may invest in Government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents. However, the Portfolio will remain well invested in equities to take advantage of stocks' relatively higher long-term potential.

   The Equity Portfolio's policy of investing is based upon the belief that the pricing mechanism of the securities market lacks total efficiency and has a tendency to inflate prices of some securities and depress prices of other securities in different market climates. Management believes that favorable changes in market prices are more likely to begin when securities are out-of-favor, price/earnings ratios are relatively low, investment expectations are limited, and there is little interest in a particular security or industry. Management believes that securities with relatively low price/earnings ratios in relation to their profitability are better positioned to benefit from favorable but generally unanticipated events than are securities with relatively high price/earnings ratios which are more susceptible to unexpected adverse developments. The current institutionally-dominated market tends to ignore the numerous second tier issues whose market capitalizations are below those of a limited number of established large companies. Although this segment of the market may be more volatile and speculative, it is expected that a well-diversified Portfolio represented in this segment of the market has potential long-term rewards greater than the potential rewards from investments in more highly capitalized equities.

Bond Portfolio

   The investment objectives of the Bond Portfolio are to provide as high a level of current income as is believed to be consistent with reasonable investment risk and to seek preservation and growth of shareholders' capital. In seeking to achieve these objectives, it is anticipated that the Portfolio will invest at least 75% of the value of its assets in publicly-traded straight debt securities rated BBB or Baa or higher by a nationally recognized rating service such as Standard & Poor's or Moody's, or obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities or cash and cash equivalents. Up to 25% of the Bond Portfolio's total assets may be invested in straight debt securities that are unrated or less than investment-grade bonds, in convertible debt securities, convertible preferred and preferred stocks, or other securities.

   Debt securities that are unrated or less than investment-grade bonds are often referred to as "high-yield" bonds because they generally offer higher interest rates. High-yield bonds run a higher risk of default. In the case of default, they are more difficult to sell and could present a liquidity problem to the Portfolio. (See "Principal Risk Factors," page 9.) As of March 31, 1995, 22% of the debt securities held by the Bond Portfolio were unrated or less than investment-grade bonds. For a more complete discussion of the risk factors associated with high-yield bonds, see the discussion below under "Principal Risk Factors," and "Certain Risk Factors Relating to High-Yield, High-Risk Bonds" in the Statement of Additional Information.

   The Bond Portfolio will not directly purchase common stocks. However, it may retain up to 10% of the value of its total assets in common stocks acquired either by conversion of fixed-income securities or by the exercise of warrants attached thereto.

   The Bond Portfolio may also write covered call options on U.S.
Treasury Securities and options on futures contracts for such securities. See "Options," page 9.

   The Bond Portfolio may invest without limit in money market instruments pending investment in accordance with its investment policies or when market conditions dictate a "defensive" investment strategy. To the extent a portion is invested in commercial paper rated "A" or "Prime" it will be included in the 75% guideline noted above.

   A description of the corporate bond ratings assigned by Standard & Poor's and Moody's is included in the Appendix.

Capital Portfolio

   The Capital Portfolio seeks to obtain the highest total return through a combination of income and capital appreciation consistent with the reasonable risks associated with an investment portfolio of above-average quality. The Capital Portfolio invests in equity, debt and money market securities.

   There are no percentage limitations on the type of securities in which the Capital Portfolio may invest. The Capital Portfolio may invest entirely in equity securities, entirely in debt, entirely in money market instruments, or in any combination of these type of securities at the sole discretion of the investment adviser, subject only to the investment objective of the Capital Portfolio and the policies adopted by the Board of Directors. The investment adviser determines the proportion of Capital Portfolio assets invested in equity, debt and money market securities based on fundamental value analysis; analysis of historical long-term returns among equity, debt and money market investments; and other market influencing factors. The fundamental value analysis considers the adviser's outlook over both the near and long-term, for corporate profitability, short and long-term interest rates, stock price earnings ratios for the market in total and individual stocks and inflation rates. When the investment climate as indicated by the fundamental factors is near historical relationships, the Portfolio will be structured approximately 63% in equity, 30% in debt and 7% in money market securities. In addition, market influencing factors relating to monetary policy, equity momentum, market sentiment, economic influences and market cycles are taken into consideration in making the asset allocation decision.

   Deviations from historical fundamental market relationships on either a current or anticipated basis, along with the influences of market factors, may result under most foreseeable circumstances in changes as much as 40%, plus or minus, in the percentages allocated to equity, debt or money market securities within the Portfolio.

   Equity Securities. In its equity investments, the Capital
Portfolio emphasizes a combination of several themes in order to diversify its investment exposure. Most stocks purchased by the Portfolio display one or more of the following criteria:

      - Low price earnings ratios in relation to their return on equity.

      - High asset values in relation to stock price.

      - Foreign shares, listed on the New York or American Stock
        Exchanges or purchased in the form of American Depository
        Receipts, of companies judged to represent better fundamental value than those of similar domestic companies.

      - A high level of dividend payment providing a yield that is competitive with debt investments.

   Debt Securities. The Capital Portfolio may invest in rated or unrated debt securities, including obligations of the U.S. Government and its agencies, and corporate debt obligations rated BBB or Baa or higher by a nationally recognized rating service such as Standard & Poor's or Moody's, or, if not rated, of equivalent quality as determined by the investment adviser. Only 25% of the value of any bonds held by the Capital Portfolio may be unrated or less than investment-grade bonds. For a discussion of the risk factors associated with "high-yield" bonds, see the "Bond Portfolio" on page 7 and "Certain Risk Factors Relating to High-Yield, High-Risk Bonds" in the Statement of Additional Information.

   Money Market Instruments. The Capital Portfolio may at any time be 100% invested in money market instruments although it likely will invest in these securities only temporarily pending investment in equity and debt securities, or on a limited basis. The following securities, which are described in the Statement of Additional Information, are considered money market instruments if their remaining maturities are less than 13 months: repurchase agreements, U.S. government obligations, government agency securities, certificates of deposit, time deposits, bankers' acceptances, commercial paper and corporate debt securities.

   The Capital Portfolio may also write covered call options on U.S. Treasury Securities and options on futures contracts for such securities. See "Options," page 9.

Principal Risk Factors

   Because the Portfolios are intended to serve a variety of investment objectives, they are subject to varying degrees of financial and market risks and current income volatility. Financial risk refers to the ability of an issuer of a debt security to pay principal and interest on that security and to the earning stability and overall financial soundness of an issuer of an equity security. Market risk refers to the volatility of the reaction of the price of the security to changes in conditions in the securities markets in general and, with respect to debt securities, changes in the overall level of interest rates. Current income volatility refers to the degree and rapidity with which changes in the overall level of interest rates become reflected in the level of current income of the portfolio.

   The Equity Portfolio should be subject to moderate levels of both market and financial risk, since it invests in equity securities chosen primarily for potential long-term appreciation.

   The Bond Portfolio invests most of its assets in investment-grade corporate bonds, and these should be subject to little financial risk, to moderately high levels of market risk, and to moderately low current income volatility.

   The Capital Portfolio invests in equity, debt and money market instruments, and therefore the financial and market risks to which it is subject will vary from time to time depending on the extent of its holdings in each of those classes of securities. The Portfolio is subject to the further risk that in order to meet its objectives, the Adviser must determine the proper mix of equity, debt and money market securities. Moreover, the timing of movements from one type of security to another could have a negative effect on the Portfolio's overall objective. Inherent in the fact that the Adviser has great latitude with respect to portfolio composition is the risk that it may not properly ascertain the appropriate mix of securities for any particular economic cycle.

   The market value of fixed-income debt securities is affected by changes in general market interest rates. If interest rates fall, the market value of fixed-income securities tends to rise; but if interest rates rise, the value of fixed-income securities tends to fall. This market risk affects all fixed-income securities, but lower-rated and unrated securities may be subject to a greater market risk than higher-rated (lower-yield) securities.

   Bonds rated below the four highest grades used by Standard & Poor's or Moody's are frequently referred to as "junk" bonds, reflecting the greater market and investment risks associated with such bonds. Such risks relate not only to the greater financial weakness of the issuers of such securities but also to other factors including: (i) the sensitivity of such securities to interest rates and economic changes (high-yield, high-risk bonds are very sensitive to adverse economic and corporate developments; their yields will fluctuate over time and either an economic downturn or rising interest rates could create financial stress on the issuers of such bonds, possibly resulting in their defaulting on their obligations); (ii) the payment expectations of holders of such securities (high-yield, high-risk bonds may contain redemption or call provisions which if exercised in a period of lower interest rates would result in their being replaced by lower yielding securities); (iii) the liquidity of such securities (there may be little trading in certain high-yield, high-risk bonds which may make it more difficult to dispose of the securities and more difficult to determine their fair value). See "Certain Risk Factors Relating to High-Yield, High-Risk Bonds" in the Statement of Additional Information for a further discussion of the risks summarized above.

Repurchase Agreements

   A repurchase agreement is a transaction where a Portfolio buys a security at one price and simultaneously agrees to sell that same security back to the original owner at a higher price. The Adviser reviews the creditworthiness of the other party to the agreement and must find it satisfactory before engaging in a repurchase agreement. A majority of such agreements will mature in seven days or less. In the event of the bankruptcy of the other party, the Portfolio could experience delays in recovering its money, may realize only a partial recovery or even no recovery, and may also incur disposition costs. It is not anticipated that any Portfolio will regularly utilize repurchase agreements extensively, since they are intended to be used to invest otherwise idle cash.

Options

   The Bond and Capital Portfolios may engage in certain limited options strategies as hedging techniques. These options strategies are limited to selling/writing call option contracts on U.S. Treasury Securities and call option contracts on futures on such securities held by the Portfolio (covered calls). The Portfolio may purchase call option contracts to close out a position acquired through the sale of a call option. The Portfolio will only write options that are traded on a domestic exchange or board of trade.

   A call option is a short-term contract (generally nine months or less) which gives the purchaser of the option the right to purchase from the seller of the option (the Portfolio) the underlying security or futures contract at a fixed exercise price at any time prior to the expiration of the option period regardless of the market price of the underlying instrument during the period. A futures contract obligates the buyer to purchase and the seller to sell a predetermined amount of a security at a predetermined price at a selected time in the future. A call option on a futures contract gives the purchaser the right to assume a "long" position in a futures contract, which means that if the option is exercised the seller of the option (the Portfolio) would have the legal right (and obligation) to sell the Treasury Security to the purchaser at the specified price and future time.

   As consideration for the call option, the buyer pays the seller (the Portfolio) a premium, which the seller retains whether or not the option is exercised. The selling of a call option will benefit the Portfolio if, over the option period, the underlying security or futures contract declines in value or does not appreciate to a price higher than the total of the exercise price and the premium. The Portfolio risks an opportunity loss of profit if the underlying instrument appreciates to a price higher than the exercise price and the premium. When the Adviser anticipates that interest rates will increase, the Portfolio may write call options in order to hedge against an expected decline in value of portfolio securities.

   The Portfolio may close out a position acquired through selling a call option by buying a call option on the same security or futures contract with the same exercise price and expiration date as the option previously sold. A profit or loss on the transaction will result depending on the premium paid for buying the closing call option. If a call option on a futures contract is exercised, the Portfolio intends to close out the position immediately by entering into an offsetting transaction or by delivery of the underlying security (or other satisfactory U.S. Treasury Securities).

   Options transactions may increase the Portfolio's portfolio turnover rate and attendant transaction costs, and may be somewhat more speculative than other investment strategies. It may not always be possible to close out an options position, and with respect to options on futures contracts there is a risk of imperfect correlation between price movements of a futures contract (or option thereon) and the underlying security. Options strategies and related risks and limitations are described in more detail in the Statement of Additional Information.

Collateralized Mortgage Obligations

   The Portfolios may invest in collateralized mortgage obligations ("CMOs") or mortgage-backed bonds issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks and securities broker-dealers (or affiliates of such institutions established to issue these securities). To a limited extent, the Portfolios may also invest in a variety of more risky CMOs, including interest only ("IOs"), principal only ("POs"), inverse floaters, or a combination of these securities. See "Money Market Instruments and Investment Techniques" in the Statement of Additional Information for a further discussion.

Other Information

   In addition to the investment policies described above, each Portfolio's investment program is subject to further restrictions which are described in the Statement of Additional Information. Unless otherwise specified, each Portfolio's investment objectives, policies and restrictions are not fundamental policies and may be changed without shareholder approval. Shareholder inquiries and requests for the Fund's annual report should be directed to the Fund at (513) 595-2600, or at P.O. Box 40409, Cincinnati, Ohio 45240-0409.


               THE FUND AND ITS MANAGEMENT

   The Fund is a mutual fund, technically known as an open-end, diversified, management investment company. The Board of Directors is responsible for supervising the business affairs and investments of the Fund, which are managed on a daily basis by the Fund's investment adviser. The Fund was incorporated under the laws of the State of Maryland on January 30, 1984. The Fund is a series fund with three classes of stock, one for each Portfolio. The Capital Portfolio was authorized during 1990 and on May 1, 1990, the Variable Capital Account, a separate account of Union Central, invested approximately $14,953,645 in this Portfolio.

Investment Adviser

   The Fund's investment adviser is Carillon Advisers, Inc. (the "Adviser"), P.O. Box 40407, Cincinnati, Ohio 45240. The Adviser was incorporated under the laws of Ohio on August 18, 1986, as successor to the advisory business of Carillon Investments, Inc., the investment adviser for the Fund since 1984. The Adviser is a wholly-owned subsidiary of Union Central, a mutual life insurance company organized in 1867 under the laws of Ohio. Subject to the direction and authority of the Fund's Board of Directors, the Adviser manages the investment and reinvestment of the assets of each Portfolio and provides administrative services and manages the Fund's business affairs.

   George L. Clucas has been primarily responsible for the day-to-day management of the Equity Portfolio since 1988 and the Capital Portfolio since its inception in 1990. Mr. Clucas is Director, President and Chief Executive Officer of the Fund, and President and Chief Executive Officer of the Adviser. He has been affiliated with the Adviser and Union Central since 1987. Steven R. Sutermeister (since 1990) and Michael J. Schultz (since 1992) have been primarily responsible for the day-to-day management of the Bond Portfolio. Mr. Sutermeister is Vice President of the Adviser and has been affiliated with the Adviser and Union Central since 1990. Previously, he was Senior Vice President of Washington Square Capital, Inc. Mr. Schultz is Second Vice President of the Adviser and has been affiliated with the Adviser and Union Central since 1992. Previously, he was affiliated with ICH Capital Management Group.

Advisory Fee

   The Fund pays the Adviser, as full compensation for all facilities and services furnished, a monthly fee computed separately for each Portfolio on a daily basis, at an annual rate, as follows:

   (a) for the Equity Portfolio -- .65% of the first $50,000,000, .60% of the next $100,000,000, and .50% of all over $150,000,000 of the current value of the net assets;

   (b)  for the Bond Portfolio -- .50% of the first $50,000,000,
         .45% of the next $100,000,000, and .40% of all over $150,000,000 of the current value of the net assets; and

   (c) for the Capital Portfolio -- .75% of the first $50,000,000, .65% of the next $100,000,000, and .50% of all over $150,000,000 of the current value of the net assets.

   The fee paid for the Capital Portfolio is somewhat higher than the average fee paid in the industry. However, breakpoints at which fees are reduced are set at lower than normal amounts. It is the desire of the Fund and Adviser to reflect in the fee arrangement the effort involved in advising the separate Portfolios.

Expenses

   The Fund's expenses are deducted from total income before dividends are paid. These expenses, which are accrued daily, include: the fee of the Adviser; taxes; legal, dividend disbursing, bookkeeping and transfer agent, custodian and auditing fees; and printing and other expenses relating to the Fund's operations which are not expressly assumed by the Adviser under its investment advisory agreement with the Fund. Certain expenses are paid by the particular Portfolio that incurs them, while other expenses are allocated among the Portfolios on the basis of their relative size (i.e., the amount of their net assets).

Capital Stock

   The Fund currently has three classes of stock, one for each Portfolio. Shares (including fractional shares) of each Portfolio have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Portfolio. When issued, shares are fully paid and nonassessable and do not have preemptive or conversion rights or cumulative voting rights. The Fund's sole shareholder, Union Central, will vote Fund shares allocated to its registered separate accounts in accordance with instructions received from Contract Owners. However, by virtue of Fund shares allocated to its other separate accounts, Union Central currently has voting control and can make fundamental changes regardless of the voting instructions received from Contract Owners.

           PURCHASE AND REDEMPTION OF SHARES

   The Fund offers its shares, without sales charge, only for purchase by Union Central and its separate accounts. It is possible that at some later date the Fund may offer shares to other investors. The Fund continuously offers shares in each of its Portfolios at prices equal to the respective net asset values of the shares of each Portfolio.

   The Fund redeems all full and fractional shares of the Fund for cash. No redemption fee is charged. The redemption price is the net asset value per share. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption.

   The net asset value of the shares of each Portfolio of the Fund is determined once daily, Monday through Friday, when there are purchases or redemptions of Fund shares, except (i) when the New York Stock Exchange is closed (currently New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day); (ii) the day following Thanksgiving Day; (iii) December 26, 1995; and (iv) any day on which changes in the value of the Portfolio securities of the Fund will not materially affect the current net asset value of the shares of a Portfolio. Such determination is made by adding the values of all securities and other assets of the Portfolio, subtracting liabilities and expenses, and dividing by the number of shares of the Portfolio outstanding. Expenses, including the investment advisory fee payable to the Adviser, are accrued daily.

   Securities held by the Portfolios, except for money market instruments maturing in 60 days or less, are valued at their market value if market quotations are readily available. Otherwise, such securities are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be made by persons acting pursuant to the direction of the Board.

   All money market instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis.


                DIVIDENDS AND DISTRIBUTIONS

   It is the Fund's intention to distribute substantially all of the net investment income, if any, of each Portfolio. For dividend purposes, net investment income of the Equity, Bond and Capital Portfolios consists of all dividends or interest earned by such Portfolio less estimated expenses (including the investment advisory fee). All net realized capital gains, if any, of each Portfolio are distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the respective Portfolio at net asset value.


                               TAXES

   Each Portfolio has qualified and has elected to be taxed as a "regulated investment company" under the provisions of Subchapter
M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, the Portfolio will be relieved of federal income tax on the amounts distributed. Federal tax laws impose a four percent nondeductible excise tax on each regulated investment company with respect to an amount, if any, by which such company does not meet specified distribution requirements. Each Portfolio intends to comply with such distribution requirements and therefore does not expect to incur the four percent nondeductible excise tax.

   Since the sole shareholder of the Fund is Union Central, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of the contracts, see the attached Prospectus for such contracts.


       CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

   Firstar Trust Company, Mutual Fund Services, P.O. Box 701,
Milwaukee, Wisconsin 53201-0701, acts as Custodian of the Fund's assets, and is its bookkeeping, transfer and dividend disbursing agent.

                        APPENDIX

                CORPORATE BOND RATINGS

Moody's Investors Services, Inc.

   Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Standard & Poor's Corporation

   AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

   AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in a small degree.

   A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions.

   BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

   BB-B-CCC-CC - Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                    COMMERCIAL PAPER RATINGS


Moody's Investors Services, Inc.

   A Prime rating is the highest commercial paper rating assigned by Moody's Investors Services, Inc. Issuers rated Prime are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification. Among the factors considered by Moody's in assigning ratings for an issuer are the following: (1) management; (2) economic evaluation of the industry and an appraisal of speculative type risks which may be inherent in certain areas; (3) competition and customer acceptance of products;
(4) liquidity; (5) amount and quality of long-term debt; (6) ten-year earnings trends; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Standard & Poor's Corporation

   Commercial paper rated A by Standard & Poor's Corporation has the following characteristics: Liquidity ratios are better than the industry average. Long-term senior debt rating is "A" or better. In some cases, BBB credits may be acceptable. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this classification.

                       CARILLON FUND, INC.
---------------------------------------------------------------

                STATEMENT OF ADDITIONAL INFORMATION


                           May 1, 1995

   This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. Accordingly, this Statement should be read in conjunction with Carillon Fund, Inc.'s ("Fund") current Prospectus, dated May 1, 1994, which may be obtained by calling the Fund at (513) 595-2600, or writing the Fund at P.O. Box 40409, Cincinnati, Ohio 45240-0409.

               ------------------------------

                     TABLE OF CONTENTS
                                                      Page
Investment Policies (6)............................... 2
 Money Market Instruments and Investment Techniques... 2
 Certain Risk Factors Relating to High-Yield,
  High-Risk Bonds..................................... 4
 Options.............................................. 4
Investment Restrictions............................... 8
Portfolio Turnover....................................10
Management of the Fund (10)...........................11
 Directors and Officers...............................11
 Investment Adviser...................................13
 Payment of Expenses..................................13
 Advisory Fee.........................................14
 Investment Advisory Agreement........................14
 Administration.......................................15
 Service Agreement....................................15
 Securities Activities of Adviser.....................16
Determination of Net Asset Value (12).................16
Purchase and Redemption of Shares (12)................17
Taxes (12)............................................17
Portfolio Transactions and Brokerage..................18
General Information (2)...............................19
 Capital Stock........................................19
 Voting Rights........................................19
 Additional Information...............................20
Independent Accountants and Financial
 Statements...........................................20
-------
( ) indicates page on which the corresponding section appears in the Prospectus.
----------------------------------------------------------------
UCCF 515  4-95

                       CARILLON FUND, INC.
----------------------------------------------------------------
                       INVESTMENT POLICIES

   The following specific policies supplement the Fund's
"Investment Objectives and Policies" set forth in the Prospectus.

Money Market Instruments and Investment Techniques

   Certain money market instruments and investment techniques are described below. Money market instruments may be purchased extensively by the Capital Portfolio. They may also be purchased by the Equity and Bond Portfolios to a very limited extent (to invest otherwise idle cash) or on a temporary basis (if invested in money market instruments for defensive purposes).

Small Bank Certificates of Deposit. The Fund may invest in certificates of deposit issued by commercial banks, savings banks, and savings and loan associations having assets of less than $1 billion, provided that the principal amount of such certificates is insured in full by the Federal Deposit Insurance Corporation ("FDIC"). The FDIC presently insures accounts up to $100,000, but interest earned above such amount is not insured by the FDIC.

Repurchase Agreements. A repurchase agreement is an instrument under which the purchaser (i.e., one of the Portfolios) acquires ownership of the obligation (the underlying security) and the seller (the "issuer" of the repurchase agreement) agrees, at the time of sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities will only consist of securities in which the respective Portfolio may otherwise invest. Repurchase agreements usually are for short periods, normally under one week, and are considered to be loans under the Investment Company Act of 1940. Repurchase agreements will be fully collateralized at all times and interest on the underlying security will not be taken into account for valuation purposes. The investments by a Portfolio in repurchase agreements may at times be substantial when, in the view of the Adviser, unusual market, liquidity, or other conditions warrant.

   If the issuer of the repurchase agreement defaults and does not repurchase the underlying security, the Portfolio might incur a loss if the value of the underlying security declines, and the Fund might incur disposition costs in liquidating the underlying security. In addition, if the issuer becomes involved in bankruptcy proceedings, the Portfolio may be delayed or prevented from obtaining the underlying security for its own purposes. In order to minimize any such risk, the Portfolio will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Adviser, under the direction and supervision of the Board of Directors.

U.S. Government Obligations. Securities issued and guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to seven years and Treasury bonds generally have a maturity of greater than five years.

Government Agency Securities. Government agency securities that are permissible investments consist of securities either issued or guaranteed by agencies or instrumentalities of the United States Government. Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Banks of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association ("GNMA"), Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association ("FNMA"), Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities, such as those guaranteed by GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those issued by The Tennessee Valley Authority, are supported by the right of the issuer to borrow from the Treasury; while still others, such as those issued by the Federal Land Banks, are supported only by the credit of the instrumentality. The Fund's primary usage of these types of securities will be GNMA certificates and FNMA and FHLMC mortgage-backed obligations which are discussed in more detail below.

Certificates of Deposit. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

Time Deposits. Time Deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

Bankers' Acceptance. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Commercial Paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

Corporate Debt Securities. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities. Such issues with between one and two years remaining to maturity tend to have greater liquidity and considerably less market value fluctuations than longer-term issues.

When-issued and Delayed-delivery Securities. From time to time, in the ordinary course of business, each Portfolio of the Fund may purchase securities on a when-issued or delayed-delivery basis - i.e., delivery and payment can take place a month or more after the date of the transactions. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Portfolio makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of such Portfolio. At the time of delivery of the securities, the value may be more or less than the purchase price.

Each Portfolio will also establish a segregated account with the Fund's custodian bank in which it will maintain cash or cash equivalents or other Portfolio securities equal in value to commitments for such when-issued or delayed-delivery securities.

GNMA Certificates GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called "pass-through" securities.

   Although the mortgage loans in the pool have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages are subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates that the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking-in" yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

FNMA and FHLMC Mortgage-Backed Obligations   The Federal National
Mortgage Association ("FNMA"), a federally chartered and privately owned corporation, issues pass-through securities representing an interest in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. government. The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States, issues participation certificates that represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal and maintains reserves to protect holders against losses due to default, but the certificates are not backed by the full faith and credit of the U.S. government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

Mortgage-Related Securities    The Fund may invest in
collateralized mortgage obligations ("CMOs") or mortgage-backed bonds issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks and securities broker-dealers (or affiliates of such institutions established to issue these securities). CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest on the CMOs. Payments on the underlying mortgages (both interest and principal) are passed through to the holders, although not necessarily on a pro rata basis, on the same schedule as they are received. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity).

   The Fund may also invest in a variety of more risky CMOs, including interest only ("IOs"), principal only ("POs"), inverse floaters, or a combination of these securities. Stripped mortgage-backed securities ("SMBS") are usually structured with several classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest from the mortgage assets (an IO), while the other class will receive all of the principal (a PO). However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater-than-anticipated or less-than-anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment or obtain its initially assumed yield on some of these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on classes of SMBS that have more uncertain timing of cash flows are generally higher than prevailing market yields on other mortgage-backed securities because there is a greater risk that the initial investment will not be fully recouped or received as planned over time.

   The Fund may invest in another CMO class known as leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity.

   Certain CMOs may be deemed to be illiquid securities for purposes of the Fund's 10% limitation on investments in such securities. The investment adviser limits investments in more risky CMOs (IOs, POs, inverse floaters) to no more than 5% of its total assets.

Certain Risk Factors Relating to High-Yield, High-Risk Bonds

   The descriptions below are intended to supplement the material in the Prospectus regarding high-yield, high-risk bonds.

Sensitivity to Interest Rates and Economic Changes. High-yield bonds are very sensitive to adverse economic changes and corporate developments and their yields will fluctuate over time. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Portfolio's net asset value.

Payment Expectations. High-yield bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the Portfolio would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Portfolio's assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio's rate of return.

Liquidity and Valuation. There may be little trading in the secondary market for particular bonds, which may affect adversely the Portfolio's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market.

Options

   The Bond and Capital Portfolios may sell (write) listed options on U.S. Treasury Securities and options on contracts for the future delivery of U.S. Treasury Securities as a means of hedging the value of such securities owned by the Portfolio.

   As a writer of a call option, the Portfolio may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Portfolio has been assigned an exercise notice, the Portfolio will be unable to effect a closing purchase transaction. There can be no assurance that a closing purchase transaction can be effected when the Portfolio so desires.

   The Portfolio will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option; the Portfolio will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option. Since the market value of call options generally reflects increases in the value of the underlying security, any loss resulting from the closing transaction may be wholly or partially offset by unrealized appreciation of the underlying security. Conversely, any gain resulting from the closing transaction may be wholly or partially offset by unrealized depreciation of the underlying security. The principal factors affecting the market value of call options include supply and demand, the current market price and price volatility of the underlying security, and the time remaining until the expiration date.

   Although the Portfolio will write only options on U.S. Treasury Securities and options on futures contracts with respect to such securities which are traded on a national exchange or Board of Trade, there is no assurance that a liquid secondary market will exist for any particular option. In the event it is not possible to effect a closing transaction, the Portfolio will not be able to sell the underlying security, until the option expires or the option is exercised by the holder.

   The Portfolio will effect a closing transaction to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of an underlying security prior to the expiration date of the option, or to allow for the writing of another call option on the same underlying security with either a different exercise price or expiration date or both.

   Possible reasons for the absence of a liquid secondary market on an exchange include the following: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) inadequacy of the facilities of an exchange or the Clearing Corporation to handle trading volume; or (e) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on types of orders. There can be no assurance that higher than anticipated trading activity or order flow or other unforeseen events might not at times render the trading facilities inadequate and thereby result in the institution of special trading procedures or restrictions which could interfere with the Portfolio's ability to effect closing transactions.

   The Bond and Capital Portfolios may write call options on futures contracts on U.S. Treasury Securities as a hedge against the adverse effect of expected increases in interest rates on the value of Portfolio securities, in order to establish more definitely the effective return on securities held by the Portfolio. The Portfolios will not write options on futures contracts for speculative purposes.

   A futures contract on a debt security is a binding contractual commitment which will result in an obligation to make or accept delivery, during a specified future time, of securities having standardized face value and rate of return. Selling a futures contract on debt securities (assuming a short position) would give the Portfolio a legal obligation and right as seller to make future delivery of the security against payment of the agreed price.

   Upon the exercise of a call option on a futures contract, the writer of the option (the Portfolio) is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid. Nevertheless, if an option on a futures contract written by the Portfolio is exercised, the Portfolio intends to either close out the futures contract by purchasing an offsetting futures contract, or deliver the underlying Treasury Securities immediately, in order to avoid assuming a short position. There can be no assurance that the Portfolio will be able to enter into an offsetting transaction with respect to a particular contract at a particular time, but it may always deliver the underlying Treasury Security.

   As a writer of options on futures contracts, the Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract. If the option is not exercised, the Portfolio will gain the amount of the premium, which may partially offset unfavorable changes in the value of securities held in the Portfolio. If the option is exercised, the Portfolio might incur a loss in the option transaction which would be reduced by the amount of the premium it has received.


   While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option, the Portfolio's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Portfolio will not write options on futures contracts unless, in the Adviser's opinion, the market for such options has sufficient liquidity that the risks associated with such options transactions are not at unacceptable levels.

Risks. While options will be sold in an effort to reduce certain risks, those transactions themselves entail certain other risks. Thus, while the Portfolio may benefit from the use of options, unanticipated changes in interest rates or security price movements may result in a poorer overall performance for the Portfolio than if it had not entered into any options transactions. The price of U.S. Treasury Securities futures are volatile and are influenced, among other things, by changes in prevailing interest rates and anticipation of future interest rate changes.

   In the event of an imperfect correlation between a futures position (and a related option) and the Portfolio position which is intended to be protected, the desired protection may not be obtained. The correlation between changes in prices of futures contracts and of the securities being hedged is generally only approximate. The amount by which such correlation is imperfect depends upon many different circumstances, such as variations in speculative market demand for futures and for debt securities (including technical influences in futures trading) and differences between the financial instruments being hedged and the instruments underlying the standard options on futures contracts available for trading.

   Due to the imperfect correlation between movements in the prices of futures contracts and movements in the prices of the underlying debt securities, the price of a futures contract may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective and if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the futures moves more than the price of the security, the Portfolio will experience either a gain or loss on the option on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge.

   The market prices of futures contracts and options thereon may be affected by various factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationship between the debt securities and futures markets could result. Price distortions could also result if investors in futures contracts make or take delivery of underlying securities rather than engage in closing transactions. This could occur, for example, if there is a lack of liquidity in the futures market. From the point of view of speculators, the deposit requirements in the futures markets are less onerous than margins requirements in the securities markets; accordingly, increased participation by speculators in the futures market could cause temporary price distortions. A correct forecast of interest rate trends by the adviser may still not result in a successful hedging transaction because of possible price distortions in the futures market and because of the imperfect correlation between movements in the prices of debt securities and movements in the prices of futures contracts. A well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Limitations on the Use of Options on Futures. The Portfolio will only write options on futures that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. The principal exchanges in the United States for trading options on Treasury Securities are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. These exchanges and trading options on futures are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC").

   It is the Fund's opinion that it is not a "commodity pool" as defined under the Commodity Exchange Act and in accordance with rules promulgated by the CFTC.

   The Portfolio will not write options on futures contracts for which the aggregate premiums exceed 5% of the fair market value of the Portfolio's assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (except that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount generally may be excluded in computing the 5%).

   All of the futures options transactions employed by the Portfolio will be BONA FIDE hedging transactions, as that term is used in the Commodity Exchange Act and has been interpreted and applied by the CFTC. To ensure that its futures options transactions meet this standard, the Fund will enter into such transactions only for the purposes and with the intent that CFTC has recognized to be appropriate.

Custodial Procedures and Margins. The Fund's Custodian acts as the Fund's escrow agent as to securities on which the Fund has written call options and with respect to margin which the Fund must deposit in connection with the writing of call options on futures contracts. The Clearing Corporation (CC) will release the securities or the margin from escrow on the expiration of the call, or when the Fund enters into a closing purchase transaction. In this way, assets of the Fund will never be outside the control of the Fund's custodian, although such control might be limited by the escrow receipts issued.

   At the time the Portfolio sells a call option on a contract for future delivery of U.S. Treasury Securities ("Treasury futures contract"), it is required to deposit with its custodian, in an escrow account, a specified amount of cash or U.S. Government securities ("initial margin"). The account will be in the name of the CC. The amount of the margin generally is a small percentage of the contract amount. The margin required is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit, and it is released from escrow upon termination of the option assuming all contractual obligations have been satisfied. The Portfolio will earn interest income on its initial margin deposits.

   In accordance with the rules of the exchange on which the option is traded, it might be necessary for the Portfolio to supplement the margin held in escrow. This will be done by placing additional cash or U.S. Government securities in the escrow account. If the amount of required margin should decrease, the CC will release the appropriate amount from the escrow account.

   The assets in the margin account will be released to the CC only if the Portfolio defaults or fails to honor its commitment to the CC and the CC represents to the custodian that all conditions precedent to its right to obtain the assets have been satisfied.


                        INVESTMENT RESTRICTIONS

   The Fund has adopted the following fundamental restrictions relating to the investment of assets of the Portfolios and other investment activities. These are fundamental policies and may not be changed without the approval of holders of the majority of the outstanding voting shares of each Portfolio affected (which for this purpose means the lesser of: [i] 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or [ii] more than 50% of the outstanding shares). A change in policy affecting only one Portfolio may be effected with the approval of the majority of the outstanding voting shares of that Portfolio only. The Fund's fundamental investment restrictions provide that no Portfolio of the Fund is allowed to:

   (1) Issue senior securities (except that each Portfolio may borrow money as described in restriction [9] below).

   (2) With respect to 75% of the value of its total assets, invest more than 5% of its total assets in securities (other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities) of any one issuer.

   (3) Purchase more than either: (i) 10% in principal amount of the outstanding debt securities of an issuer, or (ii) 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities.

   (4) Invest more than 25% of its total assets in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, gas, gas transmission, electric, water, and telephone utilities each will be considered a separate industry. This restriction does not apply to obligations of banks or savings and loan associations or to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

   (5) Purchase or sell commodities, commodity contracts, or real estate, except that each Portfolio may purchase securities of issuers which invest or deal in any of the above, and except that each Portfolio may invest in securities that are secured by real estate. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

   (6) Purchase any securities on margin (except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities) or make short sales of securities or maintain a short position.

   (7) Make loans, except through the purchase of obligations in private placements or by entering into repurchase agreements (the purchase of publicly traded obligations not being considered the making of a loan).

   (8)  Lend its securities.

   (9) Borrow amounts in excess of 10% of its total assets, taken at market value at the time of the borrowing, and then only from banks as a temporary measure for extraordinary or emergency purposes, or to meet redemption requests that might otherwise require the untimely disposition of securities, and not for investment or leveraging.

   (10) Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by such Portfolio.

   (11) Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling shares of each Portfolio and except as it may be deemed such in a sale of restricted securities.

   (12) Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days, "small bank" certificates of deposit that are not readily marketable, and other illiquid investments.

   The Fund has also adopted the following additional investment restrictions that are not fundamental and may be changed by the Board of Directors without shareholder approval. Under these restrictions, no Portfolio of the Fund may:

   (1)  Invest in securities of foreign issuers except American
        Depository Receipts, securities listed for trading on the New York or American Stock Exchange, and Canadian bank short-term obligations.

   (2) Participate on a joint (or a joint and several) basis in any trading account in securities (but this does not prohibit the "bunching" of orders for the sale or purchase of Portfolio securities with the other Portfolios or with other accounts advised or sponsored by the Adviser or any of its affiliates to reduce brokerage commissions or otherwise to achieve best overall execution).

   (3) Purchase or retain the securities of any issuer, if, to the knowledge of the Fund, officers and directors of the Fund, the Adviser or any affiliate thereof each owning beneficially more than 1/2% of one of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer.

   (4) Purchase or sell interests in oil, gas, or other mineral exploration or development programs, or real estate mortgage loans, except that each Portfolio may purchase securities of issuers which invest or deal in any of the above, and except that each Portfolio may invest in securities that are secured by real estate mortgages. This restriction does not apply to obligations or other securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

   (5)  Invest in companies for the purpose of exercising control
        (alone or together with the other Portfolios).

   (6) Purchase securities of other investment companies with an aggregate value in excess of 5% of the Portfolio's total assets, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved, and only if immediately thereafter not more than 10% of such Portfolio's total assets, taken at market value, would be invested in such securities.

   If a percentage restriction (for either fundamental or nonfundamental policies) is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities or amount of net assets shall not be considered a violation.

   In addition to the investment restrictions described above, the Fund will comply with restrictions contained in any current insurance laws in order that the assets of The Union Central Life
Insurance Company's ("Union Central") separate accounts may be invested in Fund shares.


                     PORTFOLIO TURNOVER

   Each Portfolio has a different expected annual rate of Portfolio turnover, which is calculated by dividing the lesser of purchases or sales of Portfolio securities during the fiscal year by the monthly average of the value of the Portfolio's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less).
A high rate of Portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Portfolio. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Portfolio's shares and by requirements which enable the Fund to receive certain favorable tax treatments. The Portfolio turnover rates will, of course, depend in large part on the level of purchases and redemptions of shares of each Portfolio. Higher Portfolio turnover can result in corresponding increases in brokerage costs to the Portfolios of the Fund and their shareholders. However, because rate of Portfolio turnover is not a limiting factor, particular holdings may be sold at any time, if investment judgment or Portfolio operations make a sale advisable.

   The annual Portfolio turnover rates for the Equity Portfolio were 40.33% and 37.93%, respectively, for 1994 and 1993. The annual Portfolio turnover rates for the Bond Portfolio were 70.27% and 137.46%, respectively, for 1994 and 1993. The annual Portfolio turnover rates for the Capital Portfolio were 41.89% and 32.42%, respectively, for 1994 and 1993.


                    MANAGEMENT OF THE FUND

Directors and Officers

   The directors and executive officers of the Fund and their principal occupations during the past five years are set forth below. Unless otherwise noted, the address of each executive officer and director is 1876 Waycross Road, Cincinnati, Ohio 45240.

               MANAGEMENT OF THE FUND

Directors and Officers

   The directors and executive officers of the Fund and their principal occupations during the past five years are set forth below. Unless otherwise noted, the address of each executive officer and director is 1876 Waycross Road, Cincinnati, Ohio 45240.

Name and                  Position(s) with   Principal Occupation(s)
Address                   the Fund           During Past Five Years
-------------             ----------------   -----------------------
George M. Callard, M.D.   Director           Cardiovascular Surgeon and
3021 Erie Avenue                             Professor of Clinical Surgery,
Cincinnati, Ohio  45208                      University of Cincinnati

George L. Clucas*         Director,          Senior Vice President,
                          President and      Union Central; Director,
                          Chief Executive    President and Chief Executive
                          Officer            Officer, Carillon Advisers, Inc.
                                             ("Adviser"); Director, Carillon
                                             Investments, Inc. ("CII")

Theodore H. Emmerich      Director           Consultant; former Partner,
1201 Edgecliff Place                         Ernst & Whinney, Accountants
Cincinnati, Ohio  45206

James M. Ewell            Director           Retired Senior Vice President
9000 Indian Ridge Road                       and Director, The Procter and
Cincinnati, Ohio  45243                      Gamble Company

Richard H. Finan          Director           Attorney at Law; President Pro
11137 Main Street                            Tempore of the Ohio State Senate
Cincinnati, Ohio  45241

Jean Patrice              Director           Former Executive Director,
Harrington, S.C.                             Cincinnati Youth Collaborative;
3217 Whitfield Avenue                        President Emeritus (formerly,
Cincinnati, Ohio 45220                       President) College of Mount St.
                                             Joseph

John H. Jacobs*           Director           Senior Vice President, Union
                                             Central; prior to December, 1992,
                                             Officer and employee, Union Central

Charles W. McMahon        Director           Retired Senior Vice President and
2031 W. Galbraith Road, #E                   Director, Union Central
Cincinnati, Ohio 45239

Harry Rossi*              Director           Director Emeritus, Union Central;
641 Flagstaff Drive                          Director, Adviser; former Chairman,
Cincinnati, Ohio 45215                       President and Chief Executive
                                             Officer, Union Central

Stephen R. Hatcher        Senior Vice        Senior Vice President and Chief
                          President          Financial Officer, Union Central

John F. Labmeier          Vice President     Second Vice President, Associate
                          and Secretary      General Counsel and Assistant
                                             Secretary, Union Central; Vice
                                             President and Secretary, CII;
                                             Secretary, Adviser

L. Michael Baranack       Controller         Assistant Controller, Union
                                             Central; prior to April, 1991,
                                             employee of Union Central

Joseph A. Tucker          Treasurer          Assistant to the Treasurer, Union
(61)                                         Central; prior to October 1992,
                                             Officer and employee, Union Central

John M. Lucas             Assistant          Assistant Counsel and Assistant to
(44)                      Secretary          the Secretary, Union Central; prior
                                             to October, 1992, Officer and
                                             employee, Union Central


---------------
*    Messrs. Clucas, Jacobs and Rossi are considered to be
     "interested persons" of the Fund (within the meaning of the
     Investment Company Act of 1940) because of their affiliation with the Adviser.

   Each of the directors also serves as a trustee of Carillon
Investment Trust.

   All directors who are not "interested persons" of the Company are members of the Audit Committee.

   As of the date of this Statement of Additional Information, officers and directors of the Fund do not own any of the outstanding shares of the Fund. Directors who are not officers or employees of Union Central or Adviser are paid a fee plus actual out-of-pocket expenses by the Fund for each meeting of the Board of Directors attended. Total fees and expenses incurred for 1994 were $43,515.

                                 Compensation Table

    (1)                  (2)              (3)           (4)              (5)
                                                                     Total
                                       Pension or     Estimated      Compensation
                                       Retirement     Annual         From
                                       Benefits       Estimated      Registrant
                      Aggregate        Accrued        Annual         and Fund
                      Compensation     As Part of     Benefits       Complex*
Name of Person,       From             Fund           Upon           Paid to
Position              Registrant       Expenses       Retirement     Directors
---------------       ------------     ----------     ----------     ------------

George M. Callard,    7,300**          --             --             10,600
M.D.
Director

George L. Clucas      N/A              N/A            N/A            N/A
Director

Theodore H. Emmerich  7,500            --             --             10,800
Director

James M. Ewell        7,300            --             --             10,600
Director

Richard H. Finan      7,300            --             --             10,600
Director
Jean Patrice          7,300            --             --             10,600
Harrington, S.C.
Director
John H. Jacobs        N/A              N/A            N/A            N/A
Director

Charles W. McMahon    7,300**          --             --             10,600
Director

Harry Rossi           N/A              N/A            N/A            N/A
Director

*    Each of the Directors also serves as a Trustee of Carillon
     Investment Trust.
** Messrs. Callard and McMahon have been deferring their compensation each year. As of December 31, 1994, the total amount deferred, including interest, was as follows: Dr. Callard -$44,199; Mr. McMahon - $22,752.

Investment Adviser

   The Fund has entered into an Investment Advisory Agreement ("Agreement") with Carillon Advisers, Inc. ("Adviser") whose principal business address is 1876 Waycross Road, Cincinnati, Ohio 45240 (P.O. Box 177, Cincinnati, Ohio 45201). The Adviser was incorporated under the laws of Ohio on August 18, 1986, and is a wholly-owned subsidiary of Union Central. Executive officers and directors of the Adviser who are affiliated with the Fund are George L. Clucas, President and Chief Executive Officer; and John
F. Labmeier, Secretary.

   Pursuant to the Agreement, the Fund has retained the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of Portfolio securities. The Adviser is at all times subject to the direction and supervision of the Board of Directors of the Fund.


   The Adviser continuously furnishes an investment program for each Portfolio, is responsible for the actual management of each Portfolio and has responsibility for making decisions to buy, sell or hold any particular security. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Portfolios in a manner consistent with their investment objectives, policies and restrictions. The Adviser considers analyses from various sources, makes necessary investment decisions and effects transactions accordingly. The Adviser also performs certain administrative functions for the Fund. The Adviser may utilize the advisory services of subadvisers for one or more of the Portfolios.

Payment of Expenses

   Under the terms of the Agreement, in addition to managing the Fund's investments, the Adviser, at its expense, maintains certain of the Fund's books and records (other than those provided by Firstar Trust Company, by agreement) and furnishes such office space, facilities, equipment, and clerical help as the Fund may reasonably require in the conduct of business. In addition, the Adviser pays for the services of all executive, administrative, clerical, and other personnel, including officers of the Fund, who are employees of Union Central. The Adviser also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund. Expenses not expressly assumed by the Adviser under the Agreement will be paid by the Fund.

   Each Portfolio pays all other expenses incurred in its operation and a portion of the Fund's general administration expenses allocated on the basis of the asset size of the respective Portfolios. Expenses other than the Adviser's fee that are borne directly and paid individually by a Portfolio include, but are not limited to, brokerage commissions, dealer markups, expenses incurred in the acquisition of Portfolio securities, transfer taxes, transaction expenses of the custodian, pricing services used by only one or more Portfolios, and other costs properly payable by only one or more Portfolios. Expenses which are allocated on the basis of size of the respective Portfolios include custodian (portion based on asset size), dividend disbursing agent, transfer agent, bookkeeping services (except annual per Portfolio base charge), pricing, shareholder's and directors' meetings, directors' fees, proxy statement and Prospectus preparation, registration fees and costs, fees and expenses of legal counsel not including employees of the Adviser, membership dues of industry associations, postage, insurance premiums including fidelity bond, and all other costs of the Fund's operation properly payable by the Fund and allocable on the basis of size of the respective Portfolios.

   Depending on the nature of a legal claim, liability or lawsuit, litigation costs, payment of legal claims or liabilities and any indemnification relating thereto may be directly applicable to a Portfolio or allocated on the basis of the size of the respective Portfolios. The directors have determined that this is an appropriate method of allocation of expenses.

   The Agreement also provides that if the total operating expenses of the Fund, exclusive of the advisory fee, taxes, interest, brokerage fees and certain legal claims and liabilities and litigation and indemnification expenses, as described in the Agreement, for any fiscal year exceed 1.0% of the average daily net assets of the Fund, the Adviser will reimburse the Fund for such excess, up to the amount of the advisory fee for that year. Such amount, if any, will be calculated daily and credited on a monthly basis.

Advisory Fee

   As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Adviser, the Fund pays the Adviser monthly compensation calculated daily as described on page 11 of the Prospectus. The compensation after all waivers for each Portfolio was as follows:


          Equity       Bond         Capital
Year      Portfolio    Portfolio    Portfolio
----      ---------    ---------    ---------

1994      $924,881     $273,068     $766,664

1993      $750,859     $232,954     $593,388

1992      $570,315     $169,958     $408,581


   There is no assurance that the Portfolios will reach a net asset level high enough to realize a reduction in the rate of the advisory fee. Any reductions in the rate of advisory fee will be applicable to each Portfolio separately in accordance with the schedule of fees applicable to each Portfolio.

Investment Advisory Agreement

   The Investment Advisory Agreement was initially approved by the Fund's Board of Directors, including a majority of the directors who are not interested persons of the Adviser, on March 22, 1984. Unless earlier terminated as described below, the Agreement will continue in effect from year to year if approved annually: (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund, including a majority of the outstanding shares of each Portfolio; and (b) by a majority of the directors who are not parties to such contract or interested persons (as defined by the Investment Company Act of 1940) of any such party. The Agreement is not assignable and may be terminated without penalty by the Fund on 60 days notice, and by the Adviser on 90 days notice. On March 27, 1995, the Agreement was approved for continuance for one (1) year by the Board of Directors by unanimous vote of those present, including a majority of the directors who are not parties to such contract or interested persons of any such party.

   On March 21, 1990, the Board of Directors took steps to activate the Capital Portfolio of the Fund by authorizing the issuance of shares of that Portfolio to a separate account of Union Central. The Board of Directors also approved an amendment to the Investment Advisory Agreement so as to make the Agreement applicable to the Capital Portfolio and to specify the advisory fee payable by it. The Board determined that the amendment did not affect the interests of the classes of Fund shares other than Capital Portfolio shares and that therefore only the holders of Capital Portfolio shares were entitled to vote on the amendment. On May 1, 1990, the Union Central separate account invested $15.2 million in the Capital Portfolio in exchange for 1,390,516 shares at a price of $10.95 per share. Union Central, as legal owner of the Capital Portfolio shares purchased by its separate account and as sole shareholder of the Capital Portfolio, approved the Agreement as amended.

   The Investment Advisory Agreement provides that the Adviser shall not be liable to the Fund or to any shareholder for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder in connection with matters to which the Investment Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of the Adviser in the performance of its duties thereunder. In the case of administration services, the Adviser will be held to a normal standard of liability.

   The Agreement in no way restricts the Adviser from acting as investment manager or adviser to others.

   If the question of continuance of the Agreement (or adoption of any new Agreement) is presented to shareholders, continuance (or adoption) with respect to a Portfolio shall be effective only if approved by a majority vote of the outstanding voting securities of that Portfolio. If the shareholders of any one or more of the Portfolios should fail to approve the Agreement, the Adviser may nonetheless serve as an adviser with respect to any Portfolio whose shareholders approved the Agreement.

Administration

   The Adviser is responsible for providing certain administrative functions to the Fund and has entered into an Administration Agreement with Carillon Investments, Inc. ("CII") under which CII furnishes substantially all of such services for an annual fee of
 .20% of the Fund's average net assets. The fee is borne by the Adviser, not the Fund. Under the Administration Agreement, CII is obligated to provide persons for clerical, accounting, bookkeeping, administrative and other similar services, to supply office space, stationery and office supplies, and to prepare tax returns, reports to stockholders, and filings with the Securities and Exchange Commission and state securities authorities.

Service Agreement

   Under a Service Agreement between the Adviser and Union Central, Union Central has agreed to make available to the Adviser the services of certain employees of Union Central on a part-time basis for the purpose of better enabling the Adviser to fulfill its obligations to the Fund under the Agreement. Pursuant to the Service Agreement, the Adviser shall reimburse Union Central for all costs allocable to the time spent on the affairs of the Adviser by the employees provided by Union Central. In performing their services for the Adviser pursuant to the Service Agreement, the specified employees shall report and be solely responsible to the officers and directors of the Adviser or persons designated by them. Union Central shall have no responsibility for the investment recommendations or decisions of the Adviser. The obligation of performance under the Agreement is solely that of the Adviser and Union Central undertakes no obligation in respect thereto except as otherwise expressly provided in the Service Agreement. The Service Agreement was approved by the shareholders at a meeting held on March 20, 1992.

Securities Activities of Adviser

   Securities held by the Fund may also be held by Union Central or by other separate accounts or mutual funds for which the Adviser acts as an adviser. Because of different investment objectives or other factors, a particular security may be bought by Union Central or by the Adviser or for one or more of its clients, when one or more other clients are selling the same security. If purchases or sales of securities for one or more of the Fund's Portfolios or other clients of the Adviser or Union Central arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the Fund's Portfolios, Union Central, and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

   On occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Fund (or for two or more Portfolios) with those to be sold or purchased for other accounts or companies in order to obtain more favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund Portfolio(s) and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a Portfolio.


             DETERMINATION OF NET ASSET VALUE

   As described on page 12 of the Prospectus, the net asset value of shares of the Fund is determined once daily, Monday through Friday, when there are purchases or redemptions of Fund shares, except: (i) when the New York Stock Exchange is closed (currently New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day);
(ii) the day following Thanksgiving Day; (iii) December 26, 1995, and (iv) any day on which changes in the value of the Portfolio securities of the Fund will not materially affect the current net asset value of the shares of a Portfolio.

   Securities held by the Portfolios, except for money market instruments maturing in 60 days or less, will be valued as follows:
Securities which are traded on stock exchanges (including securities traded in both the over-the-counter market and on exchange), or listed on the NASDAQ National Market System, are valued at the last sales price as of the close of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices. Securities traded only in the over-the-counter market are valued at the last bid prices quoted by brokers that make markets in the securities at the close of trading on the New York Stock Exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

   Money market instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost (or in the case of instruments initially valued at market value, at the market value on the day before its remaining maturity is such that it qualifies for amortized cost valuation); thereafter, the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

                PURCHASE AND REDEMPTION OF SHARES

   The Fund offers its shares, without sales charge, only to Union Central and its separate accounts. It is possible that at some later date the Fund may offer shares to other investors.

   The Fund is required to redeem all full and fractional shares of the Fund for cash at the net asset value per share. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. The right to redeem shares or to receive payment with respect to any redemption may only be suspended for any period during which: (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of Portfolio securities or determination of the net asset value of a Portfolio is not reasonably practicable; and
(c) the Securities and Exchange Commission by order permits postponement for the protection of shareholders.

                           TAXES

   Each Portfolio of the Fund will be treated as a separate entity for federal income tax purposes. Each Portfolio has qualified and has elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Portfolio qualifies as a "regulated investment company" and complies with the provisions of the Code by distributing substantially all of its net income (both ordinary income and capital gain), the Portfolio will be relieved from federal income tax on the amounts distributed.

   In order to qualify as a regulated investment company, in each taxable year each Portfolio must, among other things: (a) derive at least 90 percent of its gross income from dividends, interest, payments with respect to loans of securities, and gains from the sale or other disposition of stocks or securities or foreign currencies (subject to the authority of the Secretary of the Treasury to exclude certain foreign currency gains) or other income (including, but not limited to, gains from options, futures, or forward contracts which are ancillary to the Portfolio's principal business of investing in stocks or securities or options and futures with respect to stocks or securities) derived with regard to its investing in such stocks, securities or currencies; and (b) derive less than 30 percent of its gross income from gains (without deduction for losses) realized on the sale or other disposition of any of the following held for less than three months: securities, options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies) or certain foreign currencies. In order to meet the requirements noted above, the Fund may be required to defer disposing of certain options, futures contracts and securities beyond the time when it might otherwise be advantageous to do so. These requirements may also affect the Fund's investments in various ways, such as by limiting the Fund's ability to:(a) sell investments held for less than three months;
(b) effect closing transactions on options written less than three months previously; (c) write options for a period of less than three months; and (d) write options on securities held for less than the long-term capital gains holding period. For a discussion of tax consequences to owners of annuity contracts, see the Prospectus for those contracts.

   The discussion of "Taxes" in the Prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the Courts and the Internal
Revenue Service.

              PORTFOLIO TRANSACTIONS AND BROKERAGE

   The Adviser is primarily responsible for the investment decisions of each Portfolio, including decisions to buy and sell securities, the selection of brokers and dealers to effect the transactions, the placing of investment transactions, and the negotiation of brokerage commissions, if any. No Portfolio has any obligation to deal with any dealer or group of dealers in the execution of transactions in Portfolio securities. In placing orders, it is the policy of the Fund to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of execution. While the Adviser generally seeks reasonably competitive spreads or commissions, the Portfolios will not necessarily be paying the lowest spread or commission available.

   If the securities in which a particular Portfolio of the Fund invests are traded primarily in the over-the-counter market, where possible the Portfolio will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of Portfolio securities transactions of each Portfolio will consist primarily of brokerage commission or dealer or underwriter spreads.

   While the Adviser seeks to obtain the most favorable net results in effecting transactions in the Portfolio securities, brokers who provide supplemental investment research to the Adviser may receive orders for transactions by the Fund. Such supplemental research service ordinarily consists of assessments and analyses of the business or prospects of a company, industry, or economic sector. If, in the judgment of the Adviser, the Fund will be benefited by such supplemental research services, the Adviser is authorized to pay commissions to brokers furnishing such services which are in excess of commissions which another broker may charge for the same transaction. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under its Investment Advisory Agreement. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. In some cases, the Adviser may use such supplemental research in providing investment advice to its other advisory accounts.

   During 1994, 45% of the Fund's total brokerage was allocated to brokers who furnish statistical data or research information.
Brokerage commissions paid during 1994, 1993 and 1992 were $232,642, $226,635 and $220,110, respectively.

                     GENERAL INFORMATION

Capital Stock

   The Fund was incorporated in Maryland on January 30, 1984. The authorized capital stock of the Fund consists of sixty-million shares of common stock, par value ten cents ($0.10) per share. Fifty-five million shares of the authorized capital stock is currently divided into the following classes: Equity Portfolio consisting of twenty-million authorized shares; Capital Portfolio consisting of fifteen-million authorized shares; Bond Portfolio consisting of ten-million authorized shares; and Money Market Portfolio (which is not being offered) consisting of ten-million authorized shares.

   The balance of the shares may be issued to the existing Portfolios, or to new Portfolios having the number of shares and descriptions, powers, and rights, and the qualifications, limitations, and restrictions as the Board of Directors may determine. The Board of Directors may also change the designation of any Portfolio and may increase or decrease the number of authorized shares of any Portfolio, but may not decrease the number of authorized shares of any Portfolio below the number of shares then outstanding.

   Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective
Portfolio and, upon liquidation or dissolution, in net assets of such Portfolio remaining after satisfaction of outstanding liabilities.

Voting Rights

   In accordance with an amendment to the Maryland General Corporation Law, the Board of Directors of the Fund has adopted an amendment to its Bylaws providing that unless otherwise required by the Investment Company Act of 1940, the Fund shall not be required to hold an annual shareholder meeting unless the Board of Directors determines to hold an annual meeting. The Fund intends to hold shareholder meetings only when required by law and such other times as may be deemed appropriate by its Board of Directors.

   All shares of common stock have equal voting rights (regardless of the net asset value per share) except that on matters affecting only one Portfolio, only shares of the respective Portfolio are entitled to vote. The shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of the Fund voting for the election of directors can elect all of the directors of the Fund if they choose to do so and in such event the holders of the remaining shares would not be able to elect any directors.

   Matters in which the interests of all Portfolios are substantially identical (such as the election of directors or the approval of independent public accountants) will be voted on by all shareholders without regard to the separate Portfolios. Matters that affect all Portfolios but where the interests of the Portfolios are not substantially identical (such as approval of the Investment Advisory Agreement) would be voted on separately by each Portfolio. Matters affecting only one Portfolio, such as a change in its fundamental policies, are voted on separately by that Portfolio.

   Matters requiring separate shareholder voting by Portfolio shall have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other Portfolio; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Fund.

   The phrase "a majority of the outstanding voting securities" of a Portfolio (or of the Fund) means the vote of the lesser of: (1) 67% of the shares of the Portfolio (or the Fund) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Portfolio (or the Fund).

   As noted in the Prospectus, Union Central currently has voting control of the Fund. With voting control, Union Central could make fundamental and substantial changes (such as electing a new Board of Directors, changing the investment adviser or advisory fee, changing a Portfolio's fundamental investment objectives and policies, etc.) regardless of the views of Contract Owners. However, under current interpretations of presently applicable law, Contract Owners are entitled to give voting instructions with respect to Fund shares held in registered separate accounts and therefore all Contract Owners would receive advance notice before any such changes could be made.

Additional Information

   This Statement of Additional Information and the Prospectus do not contain all the information set forth in the registration statement and exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, to which reference is hereby made.


        INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

   The financial statements of the Fund have been examined by Price Waterhouse LLP, independent accountants, whose report follows. The financial statements included in this Statement of Additional Information have been included in reliance upon the report of Price Waterhouse LLP, given upon their authority as experts in auditing and accounting.

                          CARILLON FUND, INC.

                             ANNUAL REPORT


                            DECEMBER 31, 1994

          Report of Independent Accountants

To the Board of Directors and Shareholders of Carillon Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Portfolio, the Capital Portfolio and the Bond Portfolio (constituting Carillon Fund, Inc., hereafter referred to as the "Fund") at December 31, 1994, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1994 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP
Price Waterhouse LLP
Cincinnati, Ohio
February 6, 1995

CARILLON FUND, INC., SCHEDULE OF INVESTMENTS, DECEMBER 31, 1994
===============================================================

EQUITY PORTFOLIO                           Number of Shares  Value
----------------                           ----------------  -----
COMMON STOCKS - 85.61%
  AEROSPACE - 3.02%
    Nichols Research Corporation #            3,000               38,248
    Raytheon Company                         15,000              958,125
    Thiokol Corporation                      45,000            1,254,375
    Martin Marietta Corporation              40,000            1,775,000
    Esco Electronics Corporation #           99,000              730,125
                                                              ----------
                                                               4,755,873
                                                              ----------
  AUTOMOBILE PARTS - .48%
    Donnelly Corporation                     48,500              763,875
                                                              ----------
  BANKS - 5.97%
    ABN AMRO Holdings NV (ADR)               30,000            1,042,461
    Banco Latino Americano
          De Exportaciones (ADR)             30,000              937,500
    Boston Bancorp                           25,000              728,125
    Compass Bancshares Inc.                  45,000              990,000
    Deutsche Bank AG (ADR)                    2,900            1,347,083
    Dresdner Bank AG (ADR)                   55,000            1,444,178
    GBC Bancorp California                   40,900              582,825
    River Forest Bancorp                     19,500              638,625
    Southtrust Corporation                   35,000              630,000
    Zions Bancorp                            30,000            1,076,250
                                                              ----------
                                                               9,417,047
                                                              ----------
  BUILDING & HOUSING - 1.25%
    ABT Building Products Corporation #      65,000              910,000
    Falcon Products, Inc.                    90,500            1,063,375
                                                              ----------
                                                               1,973,375
                                                              ----------
  BUSINESS - MECHANICS & SOFTWARE - 2.25%
    DH Technology, Inc. #                    90,000            2,160,000
    MacNeal-Schwendler Corporation           85,000              881,875
    Olicom A/S #                             50,000              512,500
                                                              ----------
                                                               3,554,375
                                                              ----------
  CHEMICALS - 2.74%
    Bayer AG (ADR) #                        115,000            2,663,514
    Ciba-Giegy AG (ADR)                      27,000              805,669
    Great Lakes Chemical Corporation         15,000              855,000
                                                              ----------
                                                               4,324,183
                                                              ----------
  CONGLOMERATES - .81%
    Mannesman AG (ADR)                        4,700            1,279,600
                                                              ----------
  CONSUMER PRODUCTS  - .07%
    American Educational Products Inc. #     55,000              110,000
                                                              ----------
  CONTAINERS - 2.13%
    AEP Industries, Inc.                    107,550            1,976,231
    Alltrista Corporation #                  70,000            1,382,500
                                                              ----------
                                                               3,358,731
                                                              ----------
  DRUGS - 2.64%
    Merck & Company, Inc.                    40,000            1,525,000
    Schering Plough Corporation              20,000            1,480,000
    Warner-Lambert Company                   15,000            1,155,000
                                                              ----------

                                                               4,160,000
                                                              ----------
  ELECTRIC - 3.50%
    CINergy Corporation                      29,400              687,225
    CMS Energy Corporation                   50,000            1,143,750
    Duke Power Company                       12,500              476,563
    Empresa Nacional De
      Electricidad SA (ADR)                  30,000            1,215,000
    Public Service Company of New Mexico #   54,000              702,000
    Texas Utilities Company                  20,000              640,000
    Utilicorp United Inc.                    25,000              662,500
                                                              ----------

                                                               5,527,038
                                                              ----------

  ELECTRONICS - 1.14%
    Advance Circuits, Inc. #                100,000            1,312,500
    Instrument Systems Corporation #         15,000              125,625
    Intelligent Electronics Inc.             45,000              360,000
                                                              ----------
                                                               1,798,125
                                                              ----------

  ENGINEERING & CONSTRUCTION - .22%
    Mestek, Inc. #                           36,200              352,950
                                                              ----------
  FINANCIAL SERVICES - 5.18%
    Bear Stearns Companies, Inc.             60,000              922,500
    CMAC Investment Corporation              47,500            1,371,563
    Dean Witter, Discover & Company          18,000              609,750
    Equicredit Corporation #                 30,000              956,250
    Jefferies Group, Inc.                    32,000              952,000
    Morgan Stanley Group, Inc.               23,000            1,357,000
    Olympic Financial Ltd. #                 40,000              235,000
    Raymond James Financial Corporation      50,000              700,000
    Southwest Securities Group, Inc.         15,000               95,625
    Student Loan Marketing Association       30,000              975,000
                                                              ----------
                                                               8,174,688
                                                              ----------
  FOOD, BEVERAGE & TOBACCO - .54%
    Todhunter International, Inc. #          55,000              852,500
                                                              ----------
  FURNITURE - .84%
    Chromcraft Revington, Inc. #             60,000            1,320,000
                                                              ----------
  GOLD & PRECIOUS METALS - 2.14%
   De Beers Consolidated Mines, Ltd. (ADR)   52,500            1,227,188
   Echo Bay Mines, Ltd.                      90,000              956,250
   Minorco SA (ADR)                          50,000            1,193,750
                                                              ----------
                                                               3,377,188
                                                              ----------
  HEALTH CARE - 4.89%
    American Medical Electronics, In.c #     85,000              467,500
    Lunar Corporation #                      88,800            1,598,400
    Nellcor Inc. #                           50,000            1,650,000
    Orthofix International N.V. #            55,000              632,500
    Research Industries Inc. #              100,000            1,375,000
    Sofamor/Danek Group Inc. #               60,700              789,100
    St. Jude Medical, Inc.                   30,000            1,192,500
                                                              ----------
                                                               7,705,000
                                                              ----------
  HEALTH CARE SERVICES - 2.16%
    Advocat, Inc. #                          40,500              536,625
    Novacare, Inc. #                         64,500              467,625
    Pharmchem Laboratores, Inc. #            30,000               60,000
    RightChoice Managed Care, Inc.,
       Class A #                             80,000            1,120,000
    United Wisconsin Services, Inc.          34,000            1,219,750
                                                              ----------
                                                               3,404,000
                                                              ----------

       HEALTH & BEAUTY AIDS - .95%
    Helen of Troy Ltd. #                     55,000              935,000
    Perrigo Company #                        45,000              562,500
                                                              ----------
                                                               1,497,500
                                                              ----------
  HOSPITAL SUPPLY & SERVICE - 1.22%
    Allied Healthcare Products Inc.          69,900            1,153,350
    Utah Medical Products Inc. #             90,000              765,000
                                                              ----------
                                                               1,918,350
                                                              ----------
  HOUSEHOLD PRODUCTS - 1.35%
    Lifetime-Hoan Corporation #             123,420            1,450,185
    Scotsman Industries                      40,000              685,000
                                                              ----------

                                                               2,135,185
                                                              ----------

  HOUSING - .92%
    The Rottlund Company, Inc. #             50,000              262,500
    Schult Homes Corporation                 35,000              441,875
    Toll Brothers Inc. #                     75,000              740,625
                                                              ----------
                                                               1,445,000
                                                              ----------
  INSURANCE - 5.59%
    AEGON NV (ADR)                           25,320            1,607,820
    Capitol American Financial Corporation   30,000              690,000
    Gainsco Inc.                            105,000              866,250
    Harleysville Group Inc.                  45,300            1,098,525
    RLI Corporation                          54,900            1,125,450
    Sphere Drake Holdings Ltd.               70,000              971,250
   Transnational Re Corporation, Class A #   40,000              940,000
    Torchmark Corporation                    30,000            1,046,250
    United Insurance Companies, Inc. #       13,600              462,400
                                                              ----------
                                                               8,807,945
                                                              ----------

  INVESTMENT COMPANY - .21%
    Allied Capital Corporation               25,000              328,125
                                                              ----------

  MACHINERY - AGRICULTURE &
       CONSTRUCTION - 1.75%
    Astec Industries Inc. #                  65,000              828,750
    Lindsay Manufacturing Company #          63,575            1,923,144
                                                              ----------
                                                               2,751,894
                                                              ----------
  MACHINERY - INDUSTRIAL - .72%
    Alamo Group, Inc.                        70,000            1,128,750
                                                              ----------
  METALS & MINERALS - .43%
    Geneva Steel Company, Class A #          50,000              675,000
                                                              ----------
  NON FERROUS METALS - .74%
    Western Mines Holdings Ltd. (ADR)        50,000            1,168,750
                                                              ----------
  OIL & GAS - DOMESTIC - 4.16%
    Apache Corporation                       50,000            1,250,000
    Columbia Gas Systems Inc. #              30,000              705,000
    DeKalb Energy Company, Class B #         49,200            1,045,500
    Evergreen Resources, Inc. #              25,800              135,450
    Horsham Corporation                      90,000            1,147,500
    Newfield Exploration Company #           40,000              790,000
    Panhandle Eastern Corporation                31                  625
    Petrocorp Inc. #                         82,000              891,750
    Snyder Oil Corporation                   40,000              595,000
                                                              ----------
                                                               6,560,825
                                                              ----------
  OIL & GAS - INTERNATIONAL - .75%
    YPF S.A., Class D (ADR)                  55,000            1,175,625
                                                              ----------
  OIL & GAS - SERVICE - 2.67%
    Global Industries Ltd. #                 80,000            1,830,000
    Oceaneering International, Inc. #        80,000              820,000
    Offshore Logistics, Inc. #              120,000            1,560,000
                                                              ----------
                                                               4,210,000
                                                              ----------
  POLLUTION CONTROL - .15%
    International Recovery Corporation       15,000              228,750
                                                              ----------
  PRINTING & PUBLISHING - .22%
    CSS Industries, Inc. #                   20,000              345,000
                                                              ----------
  REAL ESTATE - 4.13%
    Columbus Realty Trust                    45,000              832,500
    Health Care Property Investors, Inc.     50,000            1,506,250
    IRT Property Company                    120,000            1,230,000
    Merry Land & Investment Company, Inc.    50,000            1,093,750
    NAB Asset Corporation                    51,000              178,500
    National Health Investors Inc.           40,000            1,045,000
    Shurgard Storage Centers, Inc.,
               Class A                       30,000              622,500
                                                              ----------
                                                               6,508,500
                                                              ----------
  RETAIL - GENERAL - 4.75%
    CML Group Inc.                           70,000              708,750
     Claire's Stores, Inc.                   75,000              900,000
    Crown Books Corporation #                55,000              852,500
    Dart Group Corporation, Class A          15,000            1,155,000
    Forschner Group Inc. #                   39,500              493,750
    Hancock Fabrics, Inc.                    95,000              843,125
    Roberds Inc. #                           70,000              507,500
    Shopko Stores, Inc.                      90,700              861,650
    Value City Department Stores, Inc. #     70,000              612,500
    Venture Stores, Inc.                     48,000              558,000
                                                              ----------
                                                               7,492,775
                                                              ----------
  SAVINGS & LOANS - 1.90%
    Metropolitan Financial Corporation       29,280              677,100
    Standard Federal Bank                    50,000            1,193,750
    Washington Federal Savings and
         Loan Association                    64,770            1,125,379
                                                              ----------
                                                               2,996,229
                                                              ----------
  SEMICONDUCTOR - 1.20%
    Advanced Micro Devices Inc. #            25,000              621,875
    Intel Corporation                        20,000            1,277,500
                                                              ----------
                                                               1,899,375
                                                              ----------
  SHOES - .62%
    K - Swiss Inc., Class A                  50,000              987,500
                                                              ----------
  SOFTWARE - .86%
    Artisoft, Inc.                           43,500              339,844
    Digi International, Inc. #               54,000            1,012,500
                                                              ----------
                                                               1,352,344
                                                              ----------
  TELEPHONE - .56%
    Societa Finanziara
      Telephonica SPA (ADR)                  30,000              883,956
                                                              ----------
  TEXTILE & APPAREL - 1.46%
    Cone Mills Corporation #                 40,000              475,000
    Delta Woodside Industries, Inc.          90,000            1,035,000
    Jones Apparel Group, Inc. #              25,000              643,750
    Speizman Industries, Inc. #              40,000              150,000
                                                              ----------
                                                               2,303,750
                                                              ----------
  TRANSPORTATION - .49%
    Atlantic Southeast Airlines, Inc.        50,000              775,000
                                                              ----------
  MISCELLANEOUS - ENERGY - 4.11%
    Giant Industries, Inc. #                 50,000              375,000
    Holly Corporation                        40,000            1,045,000
    Input/Output, Inc. #                     60,700            1,434,038
    Maxus Energy Corporation #              200,000              675,000
    Repsol SA (ADR)                          40,000            1,090,000
    Total SA (ADR)                           41,008            1,209,736
    Valero Energy Corporation                40,000              675,000
                                                              ----------
                                                               6,503,774
                                                              ----------
  MISCELLANEOUS - MANUFACTURING - 1.22%
    ILC Technology, Inc. #                   79,300              624,488
    Kaydon Corporation                       30,800              739,200
    Versa Technologies, Inc.                 40,500              556,875
                                                              ----------
                                                               1,920,563
                                                              ----------
  MISCELLANEOUS - SERVICE - .51%
    PCA International, Inc.                  74,500              772,938
    Programming & Systems, Inc. # *          49,200               24,600
                                                              ----------
                                                                 797,538
                                                              ----------

Total Common Stocks (cost $123,509,618)                       135,006,551
                                                              ----------
(ADR) American Depository Receipt
# Nonincome Producing
* Restricted security

  The accompanying notes are an integral part of the financial statements.



                                          Principal Amount  Value
                                          ----------------  -----
SHORT-TERM INVESTMENTS - 14.88%
  COMMERCIAL PAPER - 8.85%
    Circus Circus Enterprises, Inc.
      (5.680% due 1/12/95)                 2,000,000           1,996,529
    Columbia Healthcare Corporation
      (5.860% due 1/12/95)                 1,000,000             998,209
    Columbia Healthcare Corporation
      (5.760% due 1/20/95)                 1,000,000             996,960
    Conagra, Inc. (5.720% due 1/23/95)     2,000,000           1,993,009
    Crown Cork & Seal, Inc.
      (6.200% due 2/1/95)                  1,000,000             994,661
    Illinois Power Fuel Company
      (6.250% due 2/3/95)                  1,000,000             994,271
    LCI Funding (5.950% due 2/1/95) *      1,000,000             994,876
    Niantic Bay Fuel Trust
      (5.640% due 1/12/95)                 1,000,000             998,264
  Public Service Colorado Credit
     Corporation (5.900% due 1/25/95)      1,000,000             996,067
  Puget Sound Power & Light Company
      (6.200% due 1/26/95)                 1,000,000             995,694
  White Consolidated Industries, Inc.
      (5.650% due 1/9/95)                  1,000,000             998,744
  White Consolidated Industries, Inc.
      (5.780% due 1/10/95)                 1,000,000             998,555
                                                             -----------
    Total Commerical Paper                                    13,955,839
                                                             -----------

VARIABLE RATE DEMAN NOTES <F1> - 6.03%

Eli Lilly & Company (5.545% due 1/3/95)      149,174            149,174
General Mills, Inc. (5.730% due 1/4/95)    1,706,342          1,706,342
Pitney Bowes Credit Corporation
  (5.729% due 1/4/95)                      2,268,276          2,268,276
Sara Lee Corporation
  (5.709% due 1/4/95)                      3,757,655          3,757,655
Southwestern Bell Telephone Company
  (5.709% due 1/4/95)                      1,629,513           1,629,513
                                                             -----------

 Total Variable Rate Demand Notes                              9,510,960
                                                             -----------

Total Short-Term Investments
     (cost $23,466,799)                                       23,466,799
                                                             -----------
TOTAL INVESTMENTS - 100.49%
   (cost $146,976,417)                                      158,473,350<F2>
                                                            ------------
OTHER ASSETS AND LIABILITIES - (.49%)                           (777,074)
                                                             -----------
TOTAL NET ASSETS - 100.00%                                   157,696,276
                                                             -----------
* Restricted security - 4 (2) issue.

<F1>
Interest rates vary periodically based on current market rates. The maturity shown for each variable rate demand note is the later of the next scheduled interest rate adjustment date or the date on which principal can be recovered through demand. Information shown is as December 31, 1994.
<F2>
Gross unrealized appreciation and depreciation of securities at December 31, 1994 for both financial reporting and tax purposes were $22,131,268 and $10,634,335, respectively.

The accompanying notes are an integral part of the financial statements.

CARILLON FUND, INC., SCHEDULE OF INVESTMENTS, DECEMBER 31, 1994
===============================================================

CAPITAL PORTFOLIO                           Number of Shares  Value
----------------                            ----------------  -----
COMMON STOCKS - 26.08%
  AEROSPACE - .14%
Esco Electronics Corporation #               23,800             175,521
                                                              ---------
  BANKS - BANK HOLDING COMPANIES - 2.00%
ABN AMRO (ADR)                               20,000             694,974
Deutsche Bank AG (ADR)                        1,000             464,511
Dresdner Bank AG (ADR)                       20,000             525,156
GBC Gancorpo California                      20,045             285,641
River Forest Bancorp                         12,500             409,375
                                                              ---------

                                                              2,379,657
                                                              ---------
  BUILDING & HOUSING - .67%

ABT Building Products Corporation #          34,000             476,000
Falcon Products, Inc.                        28,000             329,000
                                                              ---------

                                                                805,000
                                                              ---------
BUSINESS - MECHANICS & SOFTWARE - .54%

DH Technology, Inc. #                        26,840             644,160
                                                              ---------
  CHEMICALS - 1.40%

Bayer AG (ADR) #                             50,000           1,158,050
Ciba-Geigy AG (ADR)                          17,000             507,273
                                                              ---------

                                                              1,665,323
                                                              ---------
  CONGLOMERATES - .32%

Mannesman AG (ADR)                            1,400             381,158
                                                              ---------
  CONTAINERS - 1.20%

AEP Industries, Inc.                         45,831             842,145
Alltrista Corporation #                      30,000             592,500
                                                              ---------

                                                              1,434,645
                                                              ---------
  DRUGS - .54%

Merck & Company                              17,000             648,125
                                                              ---------
  ELECTRIC - .52%

CMS Energy Corporation                       20,000             457,500
Texas Utilities Company                       5,000             160,000
                                                              ---------

                                                                617,500
                                                              ---------
  ELECTRONICS - .33%

Advance Circuits, Inc. #                     30,000             393,750
                                                              ---------
  ENGINEERING & CONSTRUCTION - .13%

Mestek, Inc. #                               15,300             149,175
                                                              ---------
  FINANCIAL SERVICES - .40%

Dean Witter, Discover & Company               2,500              84,688
Student Loan Marketing Association           12,000             390,000
                                                              ---------

                                                                474,688
                                                              ---------
  FURNITURE - .35%

Chromcraft Revington, Inc. #                 19,000             418,000
                                                              ---------
  GOLD & PRECIOUS METALS - 2.49%

ASA Ltd. Non Assessable                      15,000             673,125
De Beers Consolidated Mines, Ltd.(ADR)       32,100             750,338
Echo Bay Mines Ltd.                          25,000             265,625
Minorco SA (ADR)                             20,000             477,500
Pegasus Gold, Inc.                           33,000             375,375
Placer Dome, Inc.                            20,000             435,000
                                                              ---------

                                                              2,976,963
                                                              ---------
  HEALTH CARE - .88%

Lunar Corporation #                          40,400             727,200
Sofamor/Danek Group, Inc.                    25,000             325,000
                                                              ---------

                                                              1,052,200
                                                              ---------

  HEALTH CARE SERVICES - .80%

RightChoice Managed Care, Inc., Class A #    30,000             420,000
United Wisconsin Services, Inc.              15,000             538,125
                                                              ---------

                                                                958,125
                                                              ---------
  HOSPITAL SUPPLY & SERVICE - .40%

Allied Healthcare Products, Inc.             28,600             471,900
                                                              ---------
  HOUSEHOLD PRODUCT - .40%

Lifetime - Hoan Corporation #                40,129             471,516
                                                              ---------
  INSURANCE - 1.25%

Capitol American Financial Corporation       30,000             690,000
RLI Corporation                              24,384             499,872
United Insurance Companies, Inc. #            9,200             312,800
                                                              ---------

                                                              1,502,672
                                                              ---------
  INVESTMENT COMPANY - .33%

Allied Capital Corporation                   30,000             393,750
                                                              ---------
  MACHINERY - AGRICULTURE
      & CONSTRUCTION - .56%

Lindsay Manufacturing Company #              21,939             663,655
                                                              ---------
  MACHINERY - INDUSTRIA.L - .14%

Alamo Group, Inc.                            10,000             161,250
                                                              ---------
  METALS & MINERALS - .36%

Lydenburg Platinum Ltd. (ADR)                20,000             425,000
                                                              ---------
  MUTUAL FUND - DOMESTIC - .44%

Blackrock Strategic Term Trust               75,000             534,375
                                                              ---------
  MUTUAL FUND - INTERNATIONAL - 1.81%

France Growth Fund, Inc.                     53,333             486,664
Global Total Return Fund, Inc.              105,000             643,125
New Germany Fund, Inc.                       48,000             552,000
Templeton Global Income Fund, Inc.           75,000             478,125
                                                              ---------

                                                              2,159,914
                                                              ---------
  NON FERROUS METAL - .49%

Western Mines Holdings Ltd. (ADR)            25,000             584,375
                                                              ---------
  OIL & GAS - DOMESTIC - .76%

Horsham Corporation                          40,000             510,000
Newfield Exploration Corporation #           20,000             395,000
Panhandle Eastern Corporation                     8                 152
                                                              ---------

                                                                905,152
                                                              ---------
  OIL & GAS - SERVICE - 1.07%

Global Industries Ltd. #                     30,000             686,250
Offshore Logistics, Inc. #                   45,000             585,000
                                                              ---------

                                                              1,271,250
                                                              ---------

  REAL ESTATE - 1.59%

Health Care Property Investors, Inc.         26,296             792,167
IRT Property Company                         50,000             512,500
NAB Asset Corporation                        49,000             171,500
Shurgard Storage Centers, Inc., Class A      20,000             415,000
                                                              ---------

                                                              1,891,167
                                                              ---------
  RETAIL - GENERAL - 1.18%

Crown Books Corporation #                     4,692              72,726
Dart Group Corporation, Class A               6,000             462,000
Shopko Stores, Inc.                          40,000             380,000
Value City Department Stores, Inc. #         30,000             262,500
Venture Stores, Inc.                         20,000             232,500
                                                              ---------

                                                              1,409,726
                                                              ---------
  SAVINGS & LOAN - .68%

 Standard Federal Bank                       25,000             596,875
Washington Federal Savings and
   Loan Association                          12,100             210,238
                                                              ---------

                                                                807,113
                                                              ---------
  TRANSPORTATION - .39%

Atlantic Southeast Arilines, Inc.            30,000             465,000
                                                              ---------
  MISCELLANEOUS - ENERGY - .86%

Holly Corporation                            12,000             313,500
Repsol SA (ADR)                              26,000             708,500
                                                              ---------

                                                              1,022,000
                                                              ---------
  MISCELLANEOUS - MANUFACTURING - .66%

ILC Technology, Inc. #                       30,500             240,188
Versa Technologies, Inc.                     40,000             550,000
                                                              ---------

                                                                790,188
                                                              ---------

Total Common Stocks (cost $27,960,511)                       31,103,993
                                                              ---------
PREFERRED STOCK - .38%
  GOLD & PRECIOUS METALS - .38%

Freeport McMoran Copper & Gold               13,500             455,625
                                                              ---------

  Total Preferred Stock (cost $503,820)                         455,625
                                                              ---------
-------
(ADR) American Depository Receipt
# Nonincome producing

The accompanying notes are an integral part of the financial statements.




                                         Principal Amount  Value
                                         ----------------  -----
BONDS AND NOTES - 47.98%
  U.S. GOVERNMENT AND AGENCIES - 38.37%

U.S. Treasury Note

  (8.625% due 1/15/95)                      250,000            250,156
  (7.500% due 2/29/96)                      750,000            750,469
  (7.625% due 4/30/96)                      500,000            500,781
  (7.250% due 8/31/96)                    1,500,000          1,491,093
  (7.250% due 11/15/96)                     500,000            496,093
  (6.125% due 12/31/96)                     900,000            874,968
  (8.000% due 1/15/97)                    1,000,000          1,005,312
  (6.750% due 2/28/97)                      650,000            637,000
  (8.500% due 4/15/97)                      500,000            507,500
  (6.750% due 5/31/97)                    1,000,000            977,500
  (7.875% due 4/15/98)                      500,000            500,625
  (6.375% due 1/15/99)                    1,500,000          1,424,063
  (5.500% due 2/28/99)                    1,000,000            918,125
  (6.375% due 7/15/99)                    1,000,000            944,375
  (6.000% due 10/15/99)                   5,900,000          5,474,096
  (8.875% due 5/15/00)                      500,000            522,968
  (8.500% due 11/15/00)                     250,000            257,813
  (7.750% due 2/15/01)                    1,150,000          1,144,609
  (7.500% due 11/15/01)                   1,250,000          1,226,952
  (6.375% due 8/15/02)                    3,250,000          2,976,795
  (6.250% due 2/15/03)                      750,000            678,046
Federal Home Loan Mortgage Corporation
  #M90066 (8.000% due 10/1/96)              564,877            567,243
  #303427 (7.500% due 6/1/07)                94,143             91,427
  1422 FA Floater
    (7.620% due 11/15/07)<F1>             1,000,000            993,500
  #160063 (9.500% due 10/1/08)              342,718            349,233
  #189253 (8.250% due 3/1/12)               159,837            155,782
  #303013 (8.500% due 3/1/16)               155,894            152,649
  77F CMO (8.500% due 6/15/17)            1,100,000          1,098,537
  #298118 (7.500% due 7/1/17)                84,762             78,995
  #533003 (11.000% due 4/1/19)               91,114             97,500
  #543567 (11.000% due 11/1/19)             118,755            127,079
  #546130 (11.000% due 5/1/20)              352,848            377,354
  #550139 (11.000% due 6/1/20)              529,930            567,386
  31-C PO (9.487% due 3/15/22)<F2>        4,475,000          2,933,228
  1399-I PAC II (7.000% due 9/15/22)        596,485            517,637

Federal National Mortgage Association
  #71133 (10.000% due 2/1/04)                14,822             15,371
  #050341 (9.500% due 9/1/05)               243,100            250,140
  #110410 (9.000% due 11/1/05)              118,953            120,360
  #50579 (8.000% due 5/1/07)                208,720            204,686
  #50658 (7.000% due 10/1/07)               754,209            708,150
  #181654 (7.000% due 10/1/07)              681,276            639,671
  #247436 (5.500% due 11/1/08)              887,491            772,508
  #50951 (6.000% due 12/1/08)             1,078,001            962,223
  #50972 (5.500% due 1/1/09)              1,082,823            942,533
  #190678 (6.000% due 3/1/09)             1,200,000          1,071,120
  #276222 (5.500% due 4/1/09)             1,065,515            927,041
  88-29 B (9.500% due 12/25/18)           1,071,043          1,085,395
  #72465 (8.500% due 3/1/19)                 22,076             21,798
  91-81S Inverse Floater
     (20.498% due 8/25/21)<F1>              208,303            150,359
  93-127 FA PAC
    (7.070% due 10/25/21)<F1>             1,000,000            944,860
  #274657 (6.500% due 4/1/24)             4,173,634          3,670,126
  #283599 (6.000% due 5/1/24)               713,291            605,626
Government National Mortgage Association
  #196774 (9.000% due 11/15/16)             190,004            192,073
  #271584 (10.500% due 11/20/19)            605,366            637,063

   #147989 (9.000% due 12/15/19)            172,963            174,486
                                                             ---------

                                                            45,762,478
                                                             ---------





                                         Principal Amount  Value
                                         ----------------  -----


BANKS - .44%
Boatmens Bancshares, Inc. Sub. Note
   (9.250% due 11/1/01)                     260,000           268,674
Comerica, Inc. Sub. Note
   (9.750% due 5/1/99)                      250,000           259,442
                                                            ---------

                                                              528,116
                                                            ---------
CONGLOMERATES - .53%
Teledyne, Inc. Subordinated
   Debenture Series C
  (10.000% due 6/1/04)                      151,000           150,029
Westinghouse Electric Corporation
  Debenture (8.875% due 6/1/01)             500,000           486,347
                                                            ---------

                                                              636,376
                                                            ---------

  FINANCIAL SERVICES - .84%
Dean Witter Discover & Company Note
  (6.4146% due 12/15/95)<F1>              1,000,000         1,000,000

  GAMING INDUSTRY - .22%
Circus Circus Enterprises, Inc.
  Senior Sub. Note
  (10.625% due 6/15/97)                     250,000           260,478
                                                            ---------

  INSURANCE - .71%
Penn Central Corporation Sub. Note
  (9.750% due 8/1/99)                       130,000           131,166
Reliance Finance Service Corporation
  Senior Note
  (9.480% due 11/1/00)<F1>                  750,000           712,500
                                                            ---------


                                                              843,666
                                                            ---------
  (9.480% due 11/1/00)<F1>                  750,000           712,500
                                                            ---------
  MANUFACTURING - .09%
Weyerhaeuser Company Note
   (9.375% due 1/1/98)                      104,000           104,000
                                                            ---------
  OIL & GAS EXPLORATION SERVICES - 2.63%
Coastal Corporation Senior Sub. Note
   (11.125% due 3/1/98)                     260,000           260,975
Columbia Gas Systems Debentures
  (10.500% due 6/1/12)<F2>                  750,000           945,000
Maxus Energy Corporation Debentures
  (11.250%d eu 5/1/13)                      208,000           195,000

Mitchell Energy & Development
  Corporation Senior Note
  (9.250% due 1/15/02)                    1,000,000         1,015,151
Tenneco Inc. Note (10.000% due 8/1/98)      700,000           727,288
                                                            ---------
                                                            3,143,414
                                                            ---------
  SAVINGS AND LOANS - .12%
Golden West Financial Corporation Sub.
   Note (10.250% due 12/01/00)              130,000           140,112
                                                            ---------
  TELEPHONE AND TELECOMMUNICATIONS - .14%
United Telecommunications, Inc. Note
   (9.750% due 4/1/00)                      156,000           163,496
                                                            ---------
  TRANSPORTATION - .13%
Ryder System, Inc. Note
  (9.375% due 1/15/98)                      156,000           156,070
                                                            ---------
  TRAVEL & RECREATION - .26%
Host Marriott Hospitality Inc. Senior
  Notes Series M
  (10.500% due 5/1/06)                      311,000           308,279
                                                            ---------
  UTILITIES - ELECTRIC - 2.12%
Commonwealth Edison Company 1st Mtg.
  (7.625% due 6/1/03)                     1,100,000         1,003,223

Connecticut Light & Power Company
  1st Ref. Mtg.
  (7.625% due 4/1/97)                       700,000           689,524
Del Norte Funding Corp. Secured
  Lease Obligation Debenture
   (11.250% due 1/2/14)<F2>                 800,000           380,000

<F1>
Interest rates vary periodically based on current market rates.
Rates are as of December 31, 1994.
<F2>
Interest payments in default.

The accompanying notes are an integral part of the financial statements.

CAPITAL PORTFOLIO (continued)
                                         Principal Amount  Value
                                         ----------------  -----


El Paso Electric Company 1st Mtg.
  (6.750% due 5/1/98)<F1>                   500,000           453,750
                                                            ---------
                                                            2,526,497
                                                            ---------
  MISCELLANEOUS - 1.38%
GE Capital Mtg. Services Inc. 94-22 B1
   (6.000% due 8/25/09)                     628,913           524,645

Pacific Gulf Properties Inc. Sub.
  Convertible Debenture
  (8.375% due 2/15/01)                      750,000           669,375
Toll Corporation Senior Sub. Note
  (10.500% due 3/15/02)                     500,000           457,500

                                                            1,651,520
                                                            ---------

Total Bonds and Notes (cost $59,649,674)                   57,224,502
                                                           ----------
SHORT-TERM INVESTMENTS - 24.37%
  COMMERCIAL PAPER - 17.54%
Circus Circus Enterprises, Inc.
  (5.680% due 1/12/95)                    2,000,000         1,996,529

Columbia Healthcare Corporation
  (5.760% due 1/20/95)                    1,000,000           996,960

Conagra, Inc. (5.720% due 1/23/95)        1,000,000           996,504

Crown Cork & Seal Inc.
  (6.200% due 2/1/95)                     1,000,000           994,661

CSX Corporation (5.670% due 1/23/95)      1,000,000           996,397

CSX Corporation (5.640% due 1/24/95)      1,000,000           996,535
Dana Credit Corporation
  (6.210% due 2/13/95)                    1,000,000           992,583
Illinois Power Fuel Company
  (6.250% due 2/3/95)                     1,000,000           994,271
LCI Funding (5.810% due 1/17/95) *        1,000,000           997,418
LCI Funding (5.950% due 2/1/95) *         1,000,000           994,876
Niantic Bay Fuel Trust
  (5.640% due 1/12/95)                    1,000,000           998,277
Occidental Petroleum Corporation
  (6.030% due 1/17/95)                    1,000,000           997,320
Penn Fuel Corporation
 (6.230% due 2/3/95)                      1,000,000         1,997,135

Penn Fuel Corporation
 (5.730% due 1/10/95)                     2,000,000           994,289
Puget Sound Power & Light Company
 (6.200% due 1/26/95)                     1,000,000           995,694
Sears Roebuck Acceptance Corporation
 (5.610% due 1/23/95)                     2,000,000         1,993,143
White Consolidated Industries, Inc.
 (5.650% due 1/9/95)                      2,000,000         1,997,489
                                                            ---------

  Total Commercial Paper                                    20,930,081
                                                            ---------
 VARIABLE RATE DEMAND NOTES <F2> -6.83%

Barclays American Corporation
 (5.800% due 1/2/95)                      1,827,473         1,827,473
General Mills, Inc.
 (5.730% due 1/4/95)                      1,462,130         1,462,130
Pitney Bowes Credit Corporation
 (5.729% due 1/4/95)                      2,158,482         2,158,482
Sara Lee Corporation
  (5.709% due 1/4/95)                     2,345,499         2,345,499
Southwestern Bell Telephone Company
  (5.709% due 1/4/95)                       358,187           358,187
                                                            ---------

  Total Variable Rate Demand Notes                          8,151,771
                                                            ---------

Total Short-Term Investments
     (cost $29,081,852)                                     29,081,852
                                                            ----------
TOTAL INVESTMENTS - 98.83%
     (cost $117,195,857)                                    117,865,972<F3>
                                                            -----------
OTHER ASSETS AND LIABILITIES - 1.17%                         1,396,964
                                                            ---------
TOTAL NET ASSETS - 100.00%                                 119,262,936
                                                           ===========
* Restricted Security - 4 (2) issue.

<F1>
Interest payments in default.
<F2>
Interest rates vary periodically based on current market rates.
The maturity shown for each variable rate demand note is the later of the next scheduled interest rate adjustment date or the date on which principal can be recovered through demand. Information shown is as of December 31, 1994.
<F3>
Gross unrealized appreciation and depreciation of securities at December 31, 1994 for financial reporting purposes were $5,373,079 and $4,702,964 respectively; tax amounts were substantially the same.


The accompanying notes are an integral part of the financial statements.

CARILLON FUND, INC., SCHEDULE OF INVESTMENTS, DECEMBER 31, 1994
===============================================================

BOND PORTFOLIO                          Principal Amount  Value
--------------                          ----------------  -----
BONDS - 89.55%
U.S. GOVERNMENT AND AGENCIES - 49.40%
U.S. Treasury Bond
  (6.250% due 8/15/23)                   3,000,000         2,436,557
U.S. Treasury Note
  (8.250% due 7/15/98)                   1,000,000         1,011,875
  (7.125% due 10/15/98)                  1,000,000           979,062
  (6.375% due 7/15/99)                   1,000,000           944,375
  (6.000% due 10/15/99)                  4,000,000         3,711,252
  (7.750% due 2/15/01)                   2,500,000         2,488,280
  (5.875% due 2/15/04)                   2,000,000         1,744,374
U.S. Treasury Strips
  (4.320% due 2/15/96)<F2>               2,000,000         1,842,520
  (4.710% due 11/15/98)<F2>              2,000,000         1,483,040
  (7.730% due 2/15/00)<F2>               3,250,000         2,189,525
  (6.970% due 8/15/02)<F2>               2,000,000         1,108,480
Federal Home Loan Mortgage Corporation
  #200067 (7.500% due 2/1/02)               82,632            78,449
  #303427 (7.500% due 6/1/07)              207,198           201,220
  #430721 (11.000% due 5/1/10)              91,714            98,249
  #170035 (12.500% due 8/1/10)              29,935            32,807
  #283065 (8.000% due 11/1/16)              99,932            95,154
  #302710 (9.500% due 2/1/18)              122,574           125,217
  59-E (8.900% due 11/15/20)               808,283           818,484
  106G (8.250% due 12/15/20)             1,000,000           969,970
  #D37325 (6.500% due 7/1/23)              962,954           849,961
  TPM #730041 (9.500% due 4/1/05)          144,393           146,694

Federal National Mortgage Association
  #20184 (12.000% due 4/1/00)               99,682           105,102
  #31488 (9.000% due 8/1/01)                87,486            88,689
  #40695 (8.500% due 1/1/02)                81,583            81,405
  #50207 (10.500% due 6/1/04)               31,183            32,489
  #97687 (10.500% due 5/1/05)              285,278           297,224
  93-118 S (9.5232% due 5/25/08)<F1>       441,841           340,218
  #214275 (6.500% due 6/1/08)            1,478,338         1,351,541
  #54501 (8.000% due 8/1/17)               350,523           335,736
  88-30D (9.500% due 12/25/18)             332,448           344,500
  93-142 SA (9.9948% due 10/25/22)<F1>     921,170           700,089
  93-223 SE (8.6656% due 12/25/23)<F1>     500,000           232,500
Government Naitonal Mortgage Association
  GPM #92018 (11.000% due 3/15/10)          65,248            69,469
  GPM #99521 (11.250%d ue 9/15/13)          52,497            56,156
  GPM #905304 (10.750%d ue 2/15/16)          8,743             9,249
  GPM #911462 (10.750% due 6/15/19)         72,757            76,963
  GPM #286577 (9.000% due 5/15/20)         153,710           155,055
                                                           ---------
                                                          27,631,930
                                                          ----------
MISCELLANEOUS MORTGAGE BACKED - 4.68%
  SASI 1993-2B2 (6.500% due 7/25/08)       340,342           291,476
  CMC2 1993 (12.825% due 12/25/08)<F2>     478,083           286,850
  CWMBS 1994-8B1 (6.000% due 4/25/09)      970,095           807,905
  CMSC C-42 (10.950% due 2/1/14)           324,416           339,187
Greenwich Capital Acceptance Corporation
  (5.784% due 8/25/24)<F1>                 997,165           893,086
                                                           ---------
                                                           2,618,504
                                                           ---------
(TPM) Tier payment mortgage.
(GPM) Graduated payment mortgage.
(PAC) Planned Amoritization Class.

<F1>
Interest rates vary periodically based on current market rates. Rates shown are as of December 31, 1994.
<F2>
Zero coupon bonds, rates shown are the effective yields at date of purchase.

  The accompanying notes are an integral part of the financial statements.


BOND PORTFOLIO  (continued)             Principal Amount  Value
--------------                          ----------------  -----
BONDS (continued)
BANKS - 2.22%
  Comerica, Inc. Sub. Note
   (9.750% due 5/1/99)                     500,000           518,885
  Western Financial Savings &
    oan Subordinated Debenture
  (8.500% due 7/1/03)                      750,000           720,000
                                                           ---------
                                                           1,238,885
                                                           ---------
BROADCASTING/CABLE - 2.90%
 Time Warner Inc. Note
  (6.291% due 8/15/02)<F2>               1,275,000         1,209,656
 Adelphia Communications Corporation
   Senior PIK Note
   Series B (9.500% due 2/15/04)           523,055           410,598
                                                           ---------
                                                           1,620,254

CONSUMER PRODUCTS - .89%
 First Brands Corporation Senior
  Sub. Note (9.125% due 4/1/99)            500,000           496,250

FINANCE - .83%
 General Motors Acceptance
  Corporation Senior Note
  (7.000% due 3/1/00)                      500,000           464,554

FOOD, BEVERAGE, & TOBACCO - 2.22%
 RJR Nabisco Inc. Note
 (7.625% due 9/15/03)                      500,000           430,017
 Ralcorp Holdings, Inc. Notes
 (8.750% due 9/15/04)                      350,000           341,688
 RJR Nabisco Inc. Debenture
   (8.625% due 3/15/17)                    500,000           468,315
                                                           ---------
                                                           1,240,020
                                                           ---------
GAMING INDUSTRY - 6.22%
 Aztar Corporation Senior Sub.
  Note (11.000% due 10/15/02)            1,000,000           905,000
 Boomtown Inc. 1st Mtg.  Note
 (11.500% due 11/1/03)                   1,000,000           820,000
 Empress River Casinos Senior Note
 (10.750% due 4/1/02)                    1,000,000           910,000
 Stations Casinos Inc. Senior Sub.
 Note (9.625% due 6/1/03)                1,000,000           845,000
                                                           ---------
                                                           3,480,000
                                                           ---------

HEALTH CARE - 1.67%
 Foundation Health Corporation
  Senior Note (7.750% due 6/1/03)          500,000           458,301
 Healthtrust Inc. Senior Sub.
 Note (8.750% due 3/15/05)                 500,000           477,500
                                                           ---------
                                                             935,801
                                                           ---------
INSURANCE - 4.59%
 Berkley (W.R.) Corporation
 Debenture (9.875% due 5/15/08)            500,000           542,620
 Leucadia National Corporation
  Senior Sub Notes
 (10.375% due 6/15/02)                   1,000,000         1,045,000
 Penn Central Corporation
  Sub. Note (9.750% due 8/1/99)            500,000           504,485
 Reliance Financial Services
  Corporation Debenture
   (8.480% due 11/1/00)<F1>                500,000           475,000
                                                           ---------
                                                           2,567,105
                                                           ---------
OIL AND GAS FIELD EXPLORATION
     SERVICES - 6.15%
 Mesa Capital Corporation Notes
  (12.750% due 6/30/96)                    243,000           222,345
 Mitchell Energy & Development
  Corporation Senior Note
  (6.750% due 2/15/04)                     750,000           653,950
 PDV America Inc. Senior Note
  (7.750% due 8/1/00)                    1,000,000           880,886
 Triton Energy Corporation
  Senior Sub. Note
    (10.371% due 11/1/97)<F2>            1,000,000           730,000
 Western Atlas Inc. Notes
  (7.875% due 6/15/04)                   1,000,000           951,360
                                                           ---------
                                                           3,438,541
                                                           ---------
(PIK) Payment in Kind

<F1>
Interest rates vary periodically based on current market rates.
Rates shown are as of December 31, 1994.
<F2>
Zero coupon bonds, rates shown are the effective yields at date of purchase.

The accompanying notes are an integral part of the financial statements.


BOND PORTFOLIO  (continued)             Principal Amount  Value
--------------                          ----------------  -----
BONDS (continued)
PAPER AND FOREST PRODUCTS - .96%
 Westvaco Corporation Debenture
  (10.300% due 1/15/19)                    500,000           536,791

PETROLEUM REFINING - .93%
 Pennzoil Company Note
   (9.625% due 11/15/99)                   500,000           519,853
                                                           ---------
RETAIL - FOOD - .80%
 Great American Cookie Inc.
   Senior Secured Notes Series B
    (10.875% due 1/15/01)<F1>              500,000           447,500
                                                           ---------
RETAIL - GENERAL - .1.81%
 Hook-SuperX, Inc. Notes
   (10.125% due 6/1/02)                  1,000,000         1,015,000
                                                           ---------
SAVINGS AND LOANS - .93%
 Golden West Financial Corporation
   Debentures (10.250% due 5/15/97)        500,000           519,924
                                                           ---------
TRANSPORTATION - 1.80%
 NWA Trust Senior Notes Class B
   (10.230% due 6/21/14)                 1,000,000         1,005,000
                                                           ---------
TRAVEL & RECREATION - .55%
  Host Marriott Hospitality Inc.
  Senior Note Series B
   (10.500% due 5/1/06)                    311,000           308,279
                                                           ---------
Total Bonds and Notes
   (cost $53,230,533)                                     50,084,191
                                                           ---------
                                        Number of Shares  Value
                                        ----------------  -----
COMMON STOCKS - .16%
GAMING INDUSTRIES - .04%
 Boomtown Inc. Warrants #                    1,000             4,000
 Hemmeter Enterprises Inc. Warrants #        6,000            21,000
                                                           ---------
                                                              25,000
                                                           ---------
 OIL & GAS - DOMESTIC - .06%
   Mesa Inc. #   6,417                                        31,283
                                                           ---------
 RETAIL - FOOD - .01%
   Cookies USA, Inc. Warrants #                 90             3,600
                                                           ---------
 TRAVEL & RECREATION - .05%
   Host Marriott Corporation #                 752             7,238
   Marriott International Inc.                 752            21,150
                                                           ---------
                                                              28,388
                                                           ---------
  Total Common Stocks (cost $91,048)                          88,271
                                                           ---------
PREFERRED STOCK - 1.61%
 PACKAGING - 1.61%
 Earthshell Container Corporation
  Series A Cumulative
  Senior Convertible 8% <F1>                   500           900,000
                                                           ---------
 Total Preferred Stock (cost $500,000)                       900,000
                                                           ---------
# Nonincome producing

<F1>
 I44A - Privately placed security traded among qualified institutional buyers.
<F2>
Interest rates vary periodically based on current market rates.
Rates shown are as of December 31, 1994.

   The accompanying notes are an integral part of the financial statements.


BOND PORTFOLIO (continued)              Principal Amount  Value
--------------------------              ----------------  -----
SHORT-TERM INVESTMENTS - 7.27%
   COMMERCIAL PAPER - 6.24%
 Columbia Healthcare Corporation
   (6.150% due 2/7/95)                   1,500,000         1,490,519
 Illinois Power Fuel Company
   (6.170% due 1/4/95)                   1,000,000           999,486
 LCI Funding (6.230% due 1/3/95)         1,000,000           999,654
                                                           ---------
    Total Commercial Paper                                 3,489,659
                                                           ---------
VARIABLE RATE DEMAND NOTES<F1>-1.03%
  General Mills, Inc.
   (5.730% due 1/4/95)                     346,445           346,445
  Southwestern Bell Telephone
   Company (5.709% due 1/4/95)             231,179           231,179
                                                           ---------
 Total Variable Rate Demand Notes                            577,624
                                                           ---------
 Total Short-Term Inestments
     (cost $4,067,283)                                     4,067,283
                                                           ---------
TOTAL INVESTMENTS - 98.59%
   (cost $57,888,864)                                      55,139,745<F2>
                                                           ---------
OTHER ASSETS & LIABILITIES - 1.41%                           789,527
                                                           ---------
TOTAL NET ASSETS - 100.00%                                55,929,272
                                                           ---------
* Restricted security - 4 (2) issue.

<F1>
Interest rates vary periodically based on current market rates.
The maturity shown for each variable rate demand note is the later of the next scheduled interest rate adjustment date or the date on which principal can be recovered through demand. Information shown is as of December 31, 1994.
<F2>
Gross unrealized appreciation and depreciation of securities at December 31, 1994 for financial reporting purposes were $735,205 and $3,484,324, respectively; for tax purposes, $735,205 and $3,614,137 respectively.

The accompanying notes are an integral part of the financial statements.

Carillon Fund, Inc., Statements of Assets and Liabilities,
December 31, 1994
---------------------------------------------------------------

                             Equity         Capital        Bond
                             Portfolio      Portfolio      Portfolio
                             ---------      ---------      ---------
ASSETS
Investments in securities,
at value (cost $146,976,417;
$117,195,857; $57,888,864)   $158,473,350   $117,865,972   $55,139,745
Cash                               37,401         20,781        -
Receivables:
Shares sold                        93,361        506,014        91,944
Interest and dividends            250,024        954,561       807,643
Prepaid expenses                    2,084          1,945         1,457
                             ------------   ------------   -----------

                              158,856,220    119,349,273    56,040,789
                             ------------   ------------   -----------

LIABILITIES
Investment securities
   purchased                    1,061,550          -             -
Payable for shares redeemed           -            -             7,108
  Investment advisory fees         80,255         69,121        23,285
  Custodial and portfolio
     accounting fees                5,883          7,407         6,546
  Professional fees                 6,550          4,804         5,081
  Deferred compensation for
      directors                       -             -           63,233
  Other accrued expenses            5,706          5,005         6,264
                             ------------   ------------    ----------
                                1,159,944         86,337       111,517
                             ------------   ------------    ----------
NET ASSETS
  Paid-in capital             133,313,560    112,814,018    58,781,977
  Accumulated undistributed
    net investment income         241,218        278,793       201,471
  Accumulated undistributed
  net realized gains/(loss)    12,644,565      5,500,010      (305,057)
  Unrealized appreciation/
   (depreciation) net          11,496,933        670,115    (2,749,119)
                             ------------   ------------   -----------
                             $157,696,276   $119,262,936   $55,929,272
                             ============   ============   ===========

Shares authorized
  ($.10 par value)             20,000,000     15,000,000    10,000,000
                             ============   ============   ===========
Shares outstanding             11,028,128      9,041,035     5,573,252
                             ============   ============   ===========
Net asset value, offering
 and redemption price
 per share (Net assets/
 shares outstanding)             $  14.30       $  13.19      $  10.04
                             ============   ============   ===========

The accompanying notes are an integral part of the financial statements.

Carillon Fund, Inc., Statements of Operations,
December 31, 1994
---------------------------------------------------------------

                             Equity         Capital        Bond
                             Portfolio      Portfolio      Portfolio
                             ---------      ---------      ---------
INVESTMENT INCOME
  Interest                   $  805,586     $  4,704,227   $  4,343,530
  Dividends  (net of
  foreign withholding
  taxes of $110,633,
   $45,113, $0)               2,413,847          846,934            212
  Other                                            4,060            851
                             ----------     ------------   ------------
                              3,219,433        5,555,221      4,344,593
                             ----------     ------------   ------------
EXPENSES
 Investment advisory fees       924,881          766,664        273,068
Custodial fees and expenses      34,920           28,005         16,156
  Portfolio accounting fees      33,094           40,210         37,434
  Professional fees              12,657           13,877         14,072
  Directors' fees                14,498           14,519         14,498
  Transfer agent fees             5,529            5,573          5,597
  Registration and
     filing fees                  5,618            6,132          6,541
  Other                           8,801            6,104          5,559
                             ----------     ------------   ------------
                              1,039,998          881,084        372,925
                             ----------     ------------   ------------
NET INVESTMENT INCOME         2,179,435        4,674,137      3,971,668
                             ----------     ------------   ------------

REALIZED AND UNREALIZED
  GAIN/(LOSS)
  ON INVESTMENTS
  Net realized gain/(loss)
   on investments            12,644,565        5,412,005      (305,057)
  Realized gains received
   from investment companies       -              88,005            -
 Net unrealized depreciation
    of investments           (10,119,382)     (9,024,428)    (4,551,099)
                             ----------     ------------   ------------

NET REALIZED AND
  UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS              2,525,183       (3,524,418)    (4,856,156)
                             ----------     ------------   ------------
NET INCREASE/(DECREASE)
 IN NET ASSETS
 FROM OPERATIONS             $4,704,618     $ 1,149,719    $   (884,488)
                             ==========     ===========    ============

The accompanying notes are an integral part of the financial statements.

Carillon Fund, Inc., Statement of Changes in Net Assets
---------------------------------------------------------

                                           Equity Portfolio
                                           ----------------
                                        Year ended December 31,
                                        -----------------------
                                        1994             1993
                                        ----             ----
OPERATIONS
  Net investment income                 $  2,179,435     $  1,431,589
  Net realized gain on investments        12,644,565        5,829,342
  Net unrealized appreciation/
 (depreciation) of investments           (10,119,382)       8,936,958
                                        ------------     ------------
    Net increase in net assets
    resulting from operations              4,704,618       16,197,889

DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                   (2,008,382)      (1,420,116)
  Net realized gain on investments        (5,834,819)      (6,658,509)
                                        ------------     ------------
                                          (3,138,582)       8,119,264
                                        ------------     ------------
FUND SHARE TRANSACTIONS
  Proceeds from sales of shares
    (1,706,967 shares for 1994 and
    2,218,460 shares for 1993)            24,726,975       30,617,937

  Net asset value of shares issued
    to shareholders in
    reinvestment of dividends and
    distributions (535,871 shares
    for 1994 and
    596,125 shares for 1993)               7,843,201        8,078,625

  Payments for shares redeemed
   (693,517 shares
    for 1994 and 780,328
    shares for 1993)                      (9,973,908)     (10,883,263)
                                        ------------     ------------
                                          22,596,268       27,813,299
                                        ------------     ------------
NET INCREASE IN NET ASSETS                19,457,686       35,932,563

NET ASSETS
  Beginning of year                      138,238,591      102,306,028
                                        ------------     ------------
  End of year (including
    undistributed net
    investment income of
    $241,218 for 1994
    and $68,016 for 1993)               $157,696,276     $138,238,591
                                        ============     ============

The accompanying notes are an integral part of the financial statements.

Carillon Fund, Inc., Statement of Changes in Net Assets
---------------------------------------------------------------

                                         Capital Portfolio
                                         ------------------
                                        Year ended December 31,
                                        -----------------------
                                        1994             1993
                                        ----             ----

OPERATIONS
  Net investment income                 $  4,674,137     $  2,785,731
  Net realized gain on investments         5,500,010        1,485,953
  Net unrealized appreciation/
 (depreciation) of investments            (9,024,428)       5,882,206
                                        ------------     ------------
    Net increase in net assets
    resulting from operations              1,149,719       10,153,890

DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                   (4,389,579)      (2,686,406)
  Net realized gain on investments        (1,768,494)      (2,008,839)
                                        ------------     ------------

                                          (5,008,354)       5,458,645
                                        ------------     ------------
FUND SHARE TRANSACTIONS
  Proceeds from sales of shares
    (1,885,321 shares for 1994 and
    2,058,453 shares for 1993)            25,455,114       27,268,539

  Net asset value of shares issued
     to shareholders in reinvestment
     of dividends and distributions
     (458,326 shares for 1994 and
     357,989 shares for 1993)              6,158,073        4,695,246

  Payments for shares redeemed
  (547,407 shares for 1994 and
  457,613 shares for 1993)                (7,358,153)      (6,079,996)
                                        ------------     ------------
                                          24,255,034       25,883,789
                                        ------------     ------------
NET INCREASE IN NET ASSETS                19,246,680       31,342,434

NET ASSETS
  Beginning of year                      100,016,256       68,673,822
                                        ------------     ------------
  End of year (including
   undistributed net
   investment income of
   $278,793 for 1994
   and $285,794 for 1993)               $119,262,936     $100,016,256
                                        ============     ============

The accompanying notes are an integral part of the financial statements.

Carillon Fund, Inc., Statement of Changes in Net Assets
---------------------------------------------------------------

                                           Bond Portfolio
                                          ----------------
                                        Year ended December 31,
                                        -----------------------
                                        1994             1993
                                        ----             ----
OPERATIONS
  Net investment income                 $  3,971,668     $  3,117,389
  Net realized gain/(loss)
     on investments                         (305,057)       1,530,493
  Net unrealized appreciation/
    (depreciation) of investments         (4,551,099)         374,516
                                        ------------     ------------
    Net increase/(decrease) in net
    assets resulting from operations        (884,488)       5,022,398

DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                   (4,072,051)      (3,061,134)
  Net realized gain on investments        (1,473,887)        (552,712)
                                        ------------     ------------
                                          (6,430,426)       1,408,552
                                        ------------     ------------
FUND SHARE TRANSACTIONS
  Proceeds from sales of shares
    (1,136,443 shares for 1994 and
    1,568,184 shares for 1993)            12,029,310       17,724,179

  Net asset value of shares issued
   to shareholders in reinvestment
   of dividends and distributions
   (532,039 shares for 1994 and
    322,598 shares for 1993)               5,545,938        3,613,847

  Payments for shares redeemed
   (886,187 shares for 1994 and
   635,295 shares for 1993)               (9,343,895)      (7,174,737)
                                        ------------     ------------
                                           8,231,353       14,163,289
                                        ------------     ------------
NET INCREASE IN NET ASSETS                 1,800,927       15,571,841

NET ASSETS
  Beginning of year                       54,128,345       38,556,504
                                        ------------     ------------
  End of year (including
   undistributed net
   investment income of
   $201,470 for 1994
   and $245,246 for 1993)               $ 55,929,272     $ 54,128,345
                                        ============     ============

   The accompanying notes are an integral part of the financial statements.

CARILLON FUND, INC., NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

  Carillon Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The shares of the Fund are sold only to The Union Central Life Insurance Company (UCL) and its separate accounts to fund the benefits under certain variable annuity contracts. The Fund's shares are offered in three different series - Equity Portfolio, Capital Portfolio, and Bond Portfolio.

Securities valuation

  Securities held by the Equity, Capital and Bond Portfolios, except for money market instruments maturing in 60 days or less, are valued as follows: Securities which are traded on stock exchanges (including securities traded in both the over-the-counter market and on an exchange), or listed on the NASDAQ National Market System, are valued at the last sales price as of the close of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices. Securities traded only in the over-the-counter market are valued at the last bid price, as of the close of trading on the New York Stock Exchange, quoted by brokers that make markets in the securities. Other securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Money market instruments with a remaining maturity of 60 days or less held by the Equity, Capital and Bond Portfolios are valued at amortized cost which approximates market.

Change in Accounting for Distributions to Shareholders

  Effective January 1, 1993, the fund adopted Statement of Position 93-2: DETERMINATION, DISCLOSURE AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES. Accordingly, permanent book and tax basis differences relating to shareholder distributions have been reclassified. During the year ended December 31, 1994, the cumulative effect of such differences was reclassified from undistributed net realized gains/(losses) to undistributed net investment income. Amounts reclassified were $2,148, $(291,738) and $56,606 for the Equity, Capital and Bond Portfolios, respectively. These reclassifications are primarily due to differing book and tax treatment for mortgage-backed securities and market discount. Net investment income, net realized gains/(losses), and net assets were not affected by this change.

Securities transactions and investment income

  Securities transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Gains and losses on sales of investments are calculated on the identified cost basis for financial reporting and tax purposes. The cost of investments is substantially the same for financial reporting and tax purposes, except for the Bond Portfolio, where tax cost exceeds cost for financial statement purposes by $129,813.

Income taxes

  It is the intent of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and any net realized capital gains. Regulated investment companies owned by the segregated asset accounts of a life insurance company, held in connection with variable annuity contracts, are exempt from excise tax on undistributed income. Therefore, no provision for income or excise taxes has been recorded. The Bond Portfolio has a capital loss carryforward for tax purposes of $446,614 at December 31, 1994. The carryforward, if unused expires in 2002.

Dividends and capital gains distributions

  Dividends from net investment income in the Equity, Capital and Bond Portfolios are declared and paid quarterly. Net realized capital gains are distributed periodically, no less frequently than annually. Dividends from net investment income and capital gains distributions are recorded on the ex-dividend date. All dividends and distributions are reinvested in additional shares of the respective Portfolio at the net asset value per share.

Expenses

  Allocable expenses of the Fund are charged to each Portfolio based on the ratio of the net assets of each Portfolio to the combined net assets of the Fund. Nonallocable expenses are charged to each Portfolio based on specific identification.

NOTE 2 - TRANSACTIONS WITH AFFILIATES

Investment advisory fees

  The Fund pays investment advisory fees to Carillon Advisers, Inc. (the Adviser), under terms of an Investment Advisory Agreement (the Agreement). Certain officers and directors of the Adviser are affiliated with the Fund. The Fund pays the Adviser, as full compensation for all services and facilities furnished, a monthly fee computed separately for each Portfolio on a daily basis, at an annual rate, as follows:
 (a) for the Equity Portfolio - .65% of the first $50,000,000, .60% of the next $100,000,000 and .50% of all over $150,000,000 of the current net asset value;

 (b)  for the Capital Portfolio - .75% of the first $50,000,000,
 .65% of the next $100,000,000 and .50% of all over $150,000,000 of the current net asset value;

 (c) for the Bond Portfolio - .50% of the first $50,000,000, .45% of the next $100,000,000 and .40% of all over $150,000,000 of the current net asset value; and

  The Agreement provides that if the total operating expenses of the Fund, exclusive of the advisory fee and certain other expenses as described in the Agreement, for any fiscal quarter exceed an annual rate of 1% of the average daily net assets of the Fund, the Adviser will reimburse the Fund for such excess, up to the amount of the advisory fee for that year. Such amount, if any, will be calculated daily and credited on a monthly basis. No such reimbursements were required for the periods presented in the financial statements.

  In addition to providing investment advisory services, the Adviser is responsible for providing certain administrative functions to the Fund. The Adviser has entered into an Administration Agreement with Carillon Investments, Inc. (the
Distributor) under which the Distributor furnishes substantially all of such services for an annual fee of .20% of the Fund's average net assets. The fee is borne by the Adviser, not the Fund.

  Carillon Advisers, Inc. and Carillon Investments, Inc. are wholly-owned subsidiaries of UCL.

Directors' fees

  Each director who is not affiliated with the Adviser receives fees from the Fund for services as a director. Members of the Board of Directors who are not affiliated with the Adviser are eligible to participate in a deferred compensation plan. The value of each director's deferred compensation account will increase or decrease at the same rate as if it were invested in shares of the Scudder Money Market Fund.
NOTE 3 - SUMMARY OF PURCHASES AND SALES OF INVESTMENTS

  Purchases and sales of securities for the year ended December 31, 1994, excluding short-term obligations, follow:

                               Equity       Capital      Bond
                               Portfolio    Portfolio    Portfolio
                               ---------    ---------    ---------
Total cost of purchases of:
 Common stocks                $61,327,056   $ 9,100,409  $    20,850
 U.S. Government securities        -         31,833,599   15,366,086
 Corporate bonds                   -          5,449,025   23,495,679
                               -----------  -----------  -----------
                               $61,327,056  $46,383,033  $38,882,615
                               ===========  ===========  ===========
Total proceeds from sales of:
 Common stocks                 $53,385,397  $27,036,411         -
 U.S. Government securities        -          3,027,304   $9,904,946
 Corporate bonds                   -          3,639,312   25,789,693
                               -----------  -----------  -----------
                               $53,385,397  $33,703,027  $35,694,639
                               ===========  ===========  ===========

NOTE 4 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period.

                                        Equity Portfolio
-----------------------------------------------------------------------------
                                    Year ended December 31,
-----------------------------------------------------------------------------
                       1994        1993       1992        1991        1990
-----------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period   $14.58      $13.74      12.60        8.81       10.79

Investment Activities:
 Net investment income    .20         .16        .19         .20<F1>     .28<F1>
 Net realized and
 unrealized gains
 (losses)                 .31        1.69       1.27        3.79       (1.91)
                       ------      ------      -----       -----       -----
Total from Investment
 Operations               .51        1.85       1.46        3.99       (1.63)

Distributions:
 Net investment income   (.19)       (.16)      (.19)       (.20)       (.31)
 Net realized gains      (.60)       (.85)      (.13)         -         (.04)
Total Distributions      (.79)      (1.01)      (.32)       (.20)       (.35)
                       ------      ------      -----       -----       -----
Net Asset Value,
 End of period         $14.30      $14.58     $13.74      $12.60       $8.81
                       ======      ======     ======      ======       =====
Ratios/Supplemental
 Data:
 Total Return            3.42%      14.11%     11.78%      45.55%     (15.45%)

 Ratio of Expenses to
  Average Net Assets      .69%        .70%       .72%        .75%<F1>    .82%<F1>

 Ratio of Net
  Investment Income
  to Average
  Net Assets             1.45%       1.18%      1.47%       1.79%<F1>   2.98%<F1>

 Portfolio Turnover
  Rate                  40.33%      37.93%     46.75%      55.17%      99.90%

Net Assets,
 End of Period         157,696,276 138,238,591 102,306,028 79,352,448 52,513,701

<F1>
Net of expenses waived by the Adviser of $.002 per share in 1991 and $.01 per share in 1990.

NOTE 4 - FINANCIAL HIGHLIGHTS

   Computed on the basis of a share of capital stock outstanding throughout the period.


                                           Capital Portfolio
-------------------------------------------------------------------------------
----
                                         Year ended December 31,
                         --------------------------------------------------------

                       1994         1993         1992        1991        1990<F1>
--------------------------------------------------------------------------------
Net asset value:
 Beginning of period   $13.81       $12.99       $12.82      $10.57      $10.95

Investment Activities:
 Net investment income    .52          .43          .42         .47         .34
 Net realized and
   unrealized gains
   (losses)              (.39)        1.17          .56        2.25        (.40)
                       ------       ------      ------       ------      ------
Total from Investment
  Operations              .13         1.60          .98        2.72        (.06)

Distributions:
 Net investment income   (.52)        (.42)        (.42)       (.47)       (.32)
 Net realized gains      (.23)        (.36)        (.39)        .00         .00
                       ------       ------        ------      ------      ------
Total Distributions      (.75)        (.78)        (.81)       (.47)       (.32)

Net Asset Value,
 End of period         $13.19       $13.81       $12.99      $12.82      $10.57
                       ======       ======       ======      ======      ======
Ratios/Supplemental
  Data:
 Total Return             .94%       12.72%        7.93%      26.10%       (.54%)

 Ratio of Expenses
  to Average Net Assets   .80%         .82%         .88%        .95%
1.03%<F2>
Ratio of Net Investment
  Income to Average
    Net Assets           4.25%        3.31%        3.49%       4.05%
5.08%<F2>

 Portfolio Turnover
  Rate                  41.89%       32.42%       39.74%      47.93%      16.02%

Net Assets,
  End of Period        $119,262,936 $100,016,256 $68,673,822 $41,843,772
$23,813,342

<F1>
Period from May 1, 1990 (commencement of operations) through December 31, 1990.
<F2>
Annualized

NOTE 4 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period.

                                             Bond Portfolio
---------------------------------------------------------------------------------
                                          Year ended December 31,
---------------------------------------------------------------------------------
                       1994        1993        1992        1991        1990
---------------------------------------------------------------------------------

Net Asset Value,
 Beginning of Period    $11.30       $10.91      $10.96       $10.10       $10.02

Investment Activities:
 Net investment income     .77          .73         .82          .86          .81
 Net realized and
  unrealized gains
  (losses)                (.95)         .54        (.01)         .87          .03
                        ------       ------      ------       ------       ------
Total from Investment
 Operations               (.18)        1.27         .81         1.73          .84

Distributions:
Net investment income     (.78)        (.73)       (.82)        (.87)        (.76)
 Net realized gains       (.30)        (.15)       (.04)          -            -
                        ------       ------      ------       ------       ------
Total Distributions      (1.08)        (.88)       (.86)        (.87)        (.76)

Net Asset Value,
 End of period          $10.04       $11.30      $10.91       $10.96       $10.10

Ratios/Supplemental
 Data:
 Total Return            (1.63%)      11.94%       7.65%       17.89%        8.66%

 Ratio of Expenses to
  Average Net Assets       .68%         .66%        .69%         .73%         .79%

 Ratio of Net
 Investment
 Income to Average
  Net Assets              7.21%        6.65%       7.59%        8.27%        8.57%

 Portfolio Turnover
  Rate                   70.27%      137.46%      40.91%       39.82%      110.90%

Net Assets,
 End of Period         $55,929,272 $54,128,345 $38,556,504 $31,008,756 $24,445,631


          SUPPLEMENT DATED December 28, 1995
       TO THE STATEMENT OF ADDITIONAL INFORMATION
                 DATED MAY 1, 1995 OF
                  CARILLON FUND, INC.


Effective December 28, 1995, the statement of additional informa-tion for Carillon Fund, Inc. (the "Fund") dated May 1, 1995 (the
"SAI") is amended by including as a part thereof the following information.

As of December 28, 1995, a new S&P 500 Index Portfolio (the "Index Portfolio") was added to the Fund. As the Index Portfolio is not yet available under the contracts being offered pursuant to the variable annuity prospectus which accompanies the Fund's prospec-tus, all information about the Index Portfolio and its investment objective, policies, restrictions and risks has been omitted from this supplement and the SAI.

The date of the prospectus referenced on the cover of the SAI is replaced by

        May 1, 1995, as supplemented on December 28, 1995.

The following sentence is added to page 27 of the SAI:

Deloitte & Touche LLP has been retained by the Fund to examine its 1995 financial statements.